As filed with the Securities and Exchange Commission on March 8, 2007

1933 Act File No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.	☐ POST-EFFECTIVE AMENDMENT NO.

MFS® SERIES TRUST IX

(Exact Name of Registrant as Specified in Charter)

500 Boylston, Street, Boston, Massachusetts 02116

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: 617-954-5000

Susan S. Newton, Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of the registration statement.

Title of Securities Being Registered:  Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of beneficial interest in the series of the Registrant designated MFS Research Bond Fund, a of MFS Series Trust IX.

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAVE PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940.  PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON FORM
N-1A (FILE NO. 2-50409).

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON

April 7, 2007 PURSUANT TO RULE 488.

MFS INTERMEDIATE INVESTMENT GRADE BOND FUND
500 Boylston Street, Boston, Massachusetts 02116-3741
(617) 954-5000

April 16, 2007

Dear Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in MFS® Intermediate Investment Grade Bond Fund (the “Intermediate Bond Fund”).  Votes will be cast at a shareholder meeting scheduled for June 7, 2007.  While you are, of course, welcome to join us at the Intermediate Bond Fund’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by telephone or over the Internet.

You may be aware that MFS offers a wide array of funds designed to meet the investment needs of investors.  MFS offers a fund that is similar in some respects to the Intermediate Bond Fund called MFS® Research Bond Fund (the “Research Bond Fund”).  This reorganization would provide you with the opportunity to participate in a slightly larger combined fund with potentially lower expenses resulting from fixed costs being spread over a larger asset base and potentially greater prospects for asset growth over time.

After careful consideration, the Intermediate Bond Fund’s Trustees have unanimously determined that a tax-free reorganization of the Intermediate Bond Fund into the Research Bond Fund would be in your best interests.  For this reason, your Trustees recommend that you vote FOR the proposed transaction, by attending the meeting and voting in person, by signing and returning the enclosed proxy card, or by following the instructions on the proxy card to vote via telephone or over the Internet.  This proposed reorganization is detailed in the enclosed Prospectus/Proxy Statement.  For your convenience, a summary of the transaction is included in question and answer format at the beginning of the Prospectus/Proxy Statement.  You should read both thoroughly before voting.

YOUR VOTE MAKES A DIFFERENCE

No matter what the size of your investment may be, your vote is critical.  I urge you to review the enclosed materials and to vote according to the manner specified, either by mail, by phone, via the Internet or in person.  Your prompt response will help avoid the need for additional mailings at the Intermediate Bond Fund’s expense.  For your convenience, we have provided a postage-paid envelope should you choose to vote by mail.

If you have any questions or need additional information, please contact your financial adviser or call
[1-800-            ], Monday through Friday between 9:00 A.M. and 11:00 P.M. and Saturday between 12:00 P.M. and 6:00 P.M. Eastern time.  I thank you for your prompt vote on this matter.

Sincerely,

Maria F. Dwyer
President MFS® Family of Funds

MFS INTERMEDIATE INVESTMENT GRADE BOND FUND

500 Boylston Street, Boston, Massachusetts 02116

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 7, 2007

A Special Meeting of Shareholders of MFS Intermediate Investment Grade Bond Fund, a series of MFS Series Trust IX, a Massachusetts business trust, will be held at the offices of the MFS Intermediate Investment Grade Bond Fund, 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, on June 7, 2007, at [2:00 p.m.] Eastern time (the “Meeting”) for the following purposes:

ITEM 1.

To consider and act upon a proposal to approve a Plan of Reorganization (the “Plan”) between MFS Series Trust IX, a Massachusetts business trust (“Trust IX”), on behalf of each of its MFS Intermediate Investment Grade Bond Fund (the “Intermediate Investment Grade Bond Fund”) and its MFS Research Bond Fund (the “Research Bond Fund”), providing for the transfer of assets to and the assumption of liabilities of the Intermediate Investment Grade Bond Fund by the Research Bond Fund in exchange solely for shares of beneficial interest of the Research Bond Fund, the distribution of the Research Bond Fund shares to the shareholders of the Intermediate Investment Grade Bond Fund in liquidation of the Intermediate Investment Grade Bond Fund and the termination of the Intermediate Investment Grade Bond Fund.

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR

ITEM 1.

Only shareholders of record on April 2, 2007 will be entitled to vote at the Meeting.

By order of the Board of Trustees,
Susan S. Newton
Assistant Secretary and Assistant Clerk

April 16, 2007

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING BY PHONE OR VIA THE INTERNET, OR BY SIGNING AND RETURNING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

2

Prospectus/Proxy Statement

April 16, 2007

Acquisition of the assets and liabilities of

MFS INTERMEDIATE INVESTMENT GRADE BOND FUND

By and in exchange for shares of

MFS RESEARCH BOND FUND

each a series of MFS Series Trust IX
500 Boylston Street

Boston, Massachusetts 02116
(617) 954-5000

This Prospectus/Proxy Statement relates to the proposed reorganization of MFS Intermediate Investment Grade Bond Fund (the “Intermediate Bond Fund”) into MFS Research Bond Fund (the “Research Bond Fund”).  If the proposed reorganization is approved, each shareholder of the Intermediate Bond Fund will receive a number of full and fractional shares of the corresponding class of shares of the Research Bond Fund equal in value at the date of the exchange to the total value of the shareholder’s Intermediate Bond Fund shares.  (Research Bond Fund also offers Class W, Class 529A, Class 529B and Class 529C, four separate classes of shares for which there are no corresponding classes of Intermediate Bond Fund shares; these classes of shares are not involved in the reorganization.)  Like the Intermediate Bond Fund, the Research Bond Fund is part of the family of funds advised by Massachusetts Financial Services Company (“MFS”) and is a registered open-end management investment company (mutual fund).  The Intermediate Bond Fund and the Research Bond Fund are collectively referred to herein as the “Funds,” and each is referred to individually as a “Fund.”

This document provides you with the information you need to vote on the proposed reorganization.  Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”) and some is technical.  If there is anything you do not understand, please call the toll-free number, [1-800-         ], or your financial intermediary.

This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed reorganization or investing in the Research Bond Fund.  Please read it carefully and keep it for future reference.  This Prospectus/Proxy Statement is accompanied by (i) the Prospectus, dated September 1, 2006, of the Research Bond Fund, as supplemented from time to time (the “Research Bond Fund Prospectus”); (ii) the Research Bond Fund’s Annual Report to Shareholders for the fiscal year ended April 30, 2006 (the “Research Bond Fund Annual Report”); and (iii) the Research Bond Fund’s Semi-Annual Report to Shareholders for the six-month period ended October 31, 2006 (the “Research Bond Fund Semi-Annual Report”).  The Research Bond Fund Prospectus, the Research Bond Fund Annual Report and the Research Bond Fund Semi-Annual Report are incorporated into this Prospectus/Proxy Statement by reference, which means they are part of this Prospectus/Proxy Statement for legal purposes.

The following documents have been filed with the SEC and are also incorporated into this Prospectus/Proxy Statement by reference:

(i)                                     the Prospectus, dated September 1, 2006, of the Intermediate Bond Fund, as supplemented from time to time;

(ii)                                  the Statement of Additional Information, dated September 1, 2006, of the Intermediate Bond Fund, as supplemented from time to time;

(iii)                               the Statement of Additional Information, dated September 1, 2006, of the Research Bond Fund, as supplemented from time to time;

(iv)                              the Intermediate Bond Fund’s Annual Report to Shareholders for the fiscal year ended April 30, 2006;

(v)                                 the Intermediate Bond Fund’s Semi-Annual Report to Shareholders for the six-month period ended October 31, 2006; and

(vi)                              a Statement of Additional Information, dated April 16, 2007, relating to the proposed reorganization.

For a free copy of any of the above documents, please contact us at our toll-free number (1-800-225-2606) or write to MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116-3741.

Proxy materials, registration statements and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices, at 3 World Financial Center, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively.  Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.  You may also access material and other information about the Funds on the SEC’s Internet site at http://www.sec.gov.  The SEC file numbers for the documents listed above are 002-50409 and 811-2464, except that the SEC file numbers for the Statement of Additional Information, dated April 16, 2007, relating to the proposed transaction is [                 ].

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of such Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Synopsis	3
Risk Factors	14
General	18
Proposal Regarding Approval or Disapproval of Plan of Reorganization and the Related Reorganization Transactions	18
Background and Reasons for the Proposed Reorganization	19
Information About the Reorganization	21
Voting Information	27
Miscellaneous	29
Form of Plan of Reorganization	32

Enclosures
Prospectus of the Research Bond Fund, dated September 1, 2006, as supplemented
Annual Report of the Research Bond Fund, for the fiscal year ended April 30, 2006
Semi-Annual Report of the Research Bond Fund, for the six-month period ended October 31, 2006

SYNOPSIS

The questions and responses thereto that follow provide an overview of matters that may be particularly relevant to shareholders considering a proposed reorganization between the Funds.  These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1.                                      What is being proposed?

The Trustees of the Intermediate Bond Fund, who are also the Trustees of the Research Bond Fund, are recommending that shareholders of the Intermediate Bond Fund approve the reorganization of the Intermediate Bond Fund into the Research Bond Fund.  If approved by shareholders, the assets and liabilities of the Intermediate Bond Fund will be transferred to the Research Bond Fund.  In consideration therefor, the Research Bond Fund will deliver to the Intermediate Bond Fund a number of shares of the Research Bond Fund having an aggregate net asset value equal to the value of the assets of the Intermediate Bond Fund less the value of liabilities of the Intermediate Bond Fund. Immediately following the transfer, the Research Bond Fund shares received by the Intermediate Bond Fund will be distributed to its shareholders in proportion to their holdings in the Intermediate Bond Fund, and the Intermediate Bond Fund will be terminated as soon as reasonably practicable thereafter.  (All of these transactions are referred to below collectively as the “reorganization.”)

2.                                      What will happen to my shares of the Intermediate Bond Fund as a result of the reorganization?

Your shares of the Intermediate Bond Fund will, in effect, be exchanged on a tax-free basis for shares of the corresponding class of the Research Bond Fund with an equal total net asset value.  The Intermediate Bond Fund will then be terminated.

3.                                      Why is the reorganization being proposed, and what are the benefits of merging the Intermediate Bond Fund into the Research Bond Fund?

The reorganization is designed to reduce existing overlap in funds within the same asset class offered within the MFS fund family, thereby reducing inefficiencies and creating a larger combined fund.   The Trustees believe that the reorganization is in the best interest of each Fund’s shareholders and that the interests of shareholders will not be diluted as a result of the reorganization.  The reorganization would provide you with the opportunity to participate in a larger combined fund with potentially lower expenses resulting from fixed costs being spread over a large asset base, a generally better historical performance record, and greater prospects for asset growth over time. In addition, combining the Funds will likely eliminate the duplication of certain services and expenses that currently exist as a result of their separate operations, which could over time promote more efficient management and operations on a more cost effective basis.

It is estimated that if the reorganization is completed, each class of the combined fund would have an expense ratio lower than the current expense ratio of the corresponding class of the Intermediate Bond Fund.  Also, although past performance is not an indication of future performance, the Research Bond Fund generally has a better historical performance record than does the Intermediate Bond Fund.  In addition, it is expected that the reorganization will be a tax-free event for federal income tax purposes and, accordingly, no gain or loss will be recognized by you or the Intermediate Bond Fund as a direct result of the reorganization.

For a complete discussion of the factors considered by the Board of Trustees in approving the reorganization, please see “Background and Reasons for the Proposed Reorganization” below.

4.                                      How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?

The investment objectives of the two Funds differ in some respects.   Intermediate Bond Fund’s primary investment objective is to provide as high a level of current income as MFS believes is consistent with prudent investment risk. Intermediate Bond Fund’s secondary objective is to protect shareholders’ capital. Research Bond Fund’s investment objective, in contrast, is total return, which the Fund defines to include high current income and long-term growth of capital. The investment objectives of both Funds may be changed by the Trustees without shareholder approval.

Both Funds seek to achieve their objectives by investing, under normal market conditions, at least 80% of their net assets in fixed income securities. For a fixed income security to be included in the Intermediate Bond Fund’s 80% basket, such security must be rated “investment grade,” meaning the security must either be assigned one of the top four credit ratings by credit ratings agencies (or else must be unrated and considered by MFS to be investment grade) and must have an “intermediate” maturity (as discussed below). The Research Bond Fund does not employ a similar credit quality or maturity policy. Although the Research Bond Fund has the ability to invest a greater portion of its assets in non-investment grade securities and may do so in the future, the Research Bond Fund currently offers investors slightly higher credit quality than does the Intermediate Bond Fund; as of December 31, 2006, the average credit quality of rated securities for the Research Bond Fund was AA-, compared to A+ for the Intermediate Bond Fund.

As noted above, the Funds’ policies regarding the maturity of their fixed income security holdings differ. For a fixed income security to be included in the 80% basket of the Intermediate Bond Fund, such security must have an “intermediate” maturity, which the Intermediate Bond Fund generally defines to include securities with remaining maturities of 10 years or less. In addition, under normal market conditions, the Intermediate Bond Fund’s portfolio has an average dollar-weighted maturity between three and seven years. As noted above, the Research Bond Fund, in contrast, has no corresponding maturity policy. As of December 31, 2006, the average duration (an indication of how much a bond’s price is likely to fluctuate with general changes in interest rates) of fixed income securities held by the Intermediate Bond Fund was 3.3 years, compared to 4.6 years for securities held by the Research Bond Fund. As of December 31, 2006, the average maturity (calculated using the final stated maturity on the fund’s holdings without taking into account any holdings that have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity date) of the fixed income securities held by Intermediate Bond Fund was 13.5 years, compared to 14.5 years for securities held by Research Bond Fund. As of December 31, 2006, the average life (which takes into account an earlier pre-refunded or pre-paid date or put date) of fixed income securities held by Intermediate Bond Fund was 5 years, compared to 8.1 years for securities held by Research Bond Fund. The greater average duration of the Research Bond Fund’s fixed income securities holdings means that shareholders of the Research Bond Fund assume greater interest rate risk than Intermediate Bond Fund shareholders.

In addition, although both funds are permitted to invest a portion of their respective assets (up to 100% in the case of Intermediate Bond Fund and up to 25% in the case of Research Bond Fund) in foreign securities, Intermediate Bond Fund may only invest in U.S. dollar-denominated foreign securities. Research Bond Fund, on the other hand, is not limited to U.S. dollar-denominated foreign securities.

The Funds’ portfolio security selection processes also differ slightly. The Research Bond Fund utilizes a team of fixed income research analysts to select its portfolio securities. Analysts are assigned to follow a distinct category of the fixed income securities markets. The team allocates the Fund’s assets among its fixed income categories (U.S. investment grade corporate fixed income securities, U.S. Government securities, U.S. high yield fixed income securities, foreign fixed income securities and mortgage-backed and asset-backed securities), and then the analysts select what they view as the securities within their assigned category best suited to achieve maximum total return. As a result, the Fund’s assets may be allocated among some or all of the various categories of fixed income securities. The Intermediate Bond Fund, in contrast, is managed by a single portfolio manager, who draws upon a number of resources to formulate an outlook for various segments of the fixed income markets and then adjusts the Fund’s portfolio holdings accordingly.

In addition to the Funds’ principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices, including investments in derivatives. The investment techniques and practices employed by each Fund, together with their risks, are described in each Fund’s Prospectus. For more information regarding each Fund’s investment policies and restrictions, see, among other disclosures, “Certain Investment Strategies and Risks” and “Appendix A – Investment Techniques and Practices” in each Fund’s current prospectus, “Investment Techniques, Practices, Risks and Restrictions” in Part I of each Fund’s current Statement of Additional Information, “Appendix C – Investment Techniques and Practices,” and “Appendix F – Investment Restrictions” in Part II of each Fund’s current Statement of Additional Information.

5.                                      How do the management fees and other expenses of the two Funds compare, and what are they estimated to be following the reorganization?

The tables below show the Funds’ contractual management fee rates, any applicable management fee waivers or reductions currently in place, and the Funds’ effective management fee rates, sales changes and operating expenses.

Management Fees. As set forth in the table below, each Fund’s contractual management fee rate is 0.50% of such Fund’s average daily net assets. In addition, MFS has agreed in writing to reduce each Fund’s management fee rate to 0.35% of such Fund’s average daily net assets. With regard to both funds, this written agreement will remain in effect until modified by the Fund’s Board of Trustees. Also, only with regard to the Intermediate Bond Fund, MFS has agreed in writing to maintain an additional 0.05% management fee reduction until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters (the “NYAG Settlement”), after which date the management fee for the combined fund will be determined by agreement between the Board of Trustees and MFS.

Intermediate Bond Fund

Contractual Management Fee Rate	Management Fee after Waivers and Reductions	Effective Management Fee Rate (for the fiscal year ended April 30, 2006)
0.50% of average daily net assets	0.30% of average daily net assets	0.30% of average daily net assets

Research Bond Fund

Contractual Management Fee Rate	Management Fee after Waivers and Reductions	Effective Management Fee Rate (for the fiscal year ended April 30, 2006)
0.50% of average daily net assets	0.35% of average daily net assets	0.35% of average daily net assets

If the reorganization is consummated, MFS has agreed to lower its management fee for the Research Bond Fund to 0.30% of such Fund’s average daily net assets until February 28, 2009, after which date the management fee for the combined fund will be determined by agreement between the Board of Trustees and MFS.

Sales Charges and Rule 12b-1 Fees.  The sales charges are the same for the corresponding classes of each Fund’s shares; however, no initial sales charge will be charged to shareholders in connection with the reorganization of the Funds.  The contingent deferred sales charge aging schedule for Class A, Class B and Class C shares held by a shareholder of Intermediate Bond Fund will be carried over to Class A, Class B and Class C shares of Research Bond Fund received by such shareholder.  In addition, the maximum amounts payable under the Rule 12b-1 distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, are the same for corresponding classes of the Funds’ shares. Further, Class A and

Class B shares of Intermediate Bond Fund and Class A and Class B shares of Research Bond Fund are subject to similar expense limitations on Rule 12b-1 fees.

Other Expenses, Total Annual Fund Expenses and Net Expenses.  As shown in greater detail in the tables below, the Research Bond Fund’s “Other Expenses” and “Total Annual Fund Operating Expenses” were lower than the Intermediate Bond Fund’s “Other Expenses” and “Total Annual Fund Operating Expenses,” respectively, for the corresponding class of shares, as of October 31, 2006. Research Bond Fund’s “Net Expenses” for each class of shares were, however, higher than the Intermediate Bond Fund’s “Net Expenses” for the corresponding class of shares. It is estimated, however, that “Other Expenses”, “Total Annual Fund Operating Expenses” and “Net Expenses” of each class of shares of the combined fund will be lower than the “Other Expenses”, “Total Annual Fund Operating Expenses” and “Net Expenses” of the corresponding class of shares of the Intermediate Bond Fund.

The following tables summarize the maximum fees and expenses that you may pay when investing in the Funds, expenses that each Fund incurred in the twelve months ended October 31, 2006, and estimates of pro forma expenses of the Research Bond Fund after giving effect to the reorganization (assuming that the reorganization occurred at the beginning of the Funds’ twelve months ended October 31, 2006).

	Class A Shares		Class B Shares		Class C Shares
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)

Intermediate Investment Grade Bond Fund	4.75	%*	None		None

Research Bond Fund	4.75	%*†	None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is less)

Intermediate Investment Grade Bond Fund	See Below	*	4.00	%**	1.00	%***

Research Bond Fund	See Below	*	4.00	%**	1.00	%***

†                                          No sales charge will be paid on shares of the Research Bond Fund issued in connection with this proposed reorganization.

*                                         For Class A shares only, an initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if you are investing through a retirement plan and your Class A purchase meets certain requirements.  However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase.

**                                  4.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter.

***                           1.00% for shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets

as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees (1)	Other Expenses (2)	Total Annual Operating Expenses	Fee Reductions (3)	Net Expenses

Intermediate Bond Fund (4)
Class A	0.50%	0.35%	0.24%	1.09%	(0.40)%	0.69%
Class B	0.50%	1.00%	0.24%	1.74%	(0.20)%	1.54%
Class C	0.50%	1.00%	0.24%	1.74%	(0.20)%	1.54%
Class I	0.50%	N/A	0.24%	0.74%	(0.20)%	0.54%
Class R	0.50%	0.50%	0.24%	1.24%	(0.20)%	1.04%
Class R1	0.50%	0.75%	0.69%	1.94%	(0.30)%	1.64%
Class R2	0.50%	0.50%	0.64%	1.64%	(0.35)%	1.29%
Class R3	0.50%	0.50%	0.49%	1.49%	(0.30)%	1.19%
Class R4	0.50%	0.25%	0.39%	1.14%	(0.20)%	0.94%
Class R5	0.50%	N/A	0.34%	0.84%	(0.20)%	0.64%

Research Bond Fund (4)
Class A	0.50%	0.35%	0.22%	1.07%	(0.35)%	0.72%
Class B	0.50%	1.00%	0.22%	1.72%	(0.15)%	1.57%
Class C	0.50%	1.00%	0.22%	1.72%	(0.15)%	1.57%
Class I	0.50%	N/A	0.22%	0.72%	(0.15%	0.57%
Class R	0.50%	0.50%	0.22%	1.22%	(0.15)%	1.07%
Class R1	0.50%	0.75%	0.67%	1.92%	(0.25)%	1.67%
Class R2	0.50%	0.50%	0.62%	1.62%	(0.30)%	1.32%
Class R3	0.50%	0.50%	0.47%	1.47%	(0.25)%	1.22%
Class R4	0.50%	0.25%	0.37%	1.12%	(0.15)%	0.97%
Class R5	0.50%	N/A	0.32%	0.82%	(0.15)%	0.67%

Research Bond Fund (Pro forma combined) (5)
Class A	0.50%	0.35%	0.22%	1.07%	(0.40)%	0.67%
Class B	0.50%	1.00%	0.22%	1.72%	(0.20)%	1.52%
Class C	0.50%	1.00%	0.22%	1.72%	(0.20)%	1.52%
Class I	0.50%	N/A	0.22%	0.72%	(0.20)%	0.52%
Class R	0.50%	0.50%	0.22%	1.22%	(0.20)%	1.02%
Class R1	0.50%	0.75%	0.57%	1.82%	(0.20)%	1.62%
Class R2	0.50%	0.50%	0.47%	1.47%	(0.20)%	1.27%
Class R3	0.50%	0.50%	0.37%	1.37%	(0.20)%	1.17%
Class R4	0.50%	0.25%	0.37%	1.12%	(0.20)%	0.92%
Class R5	0.50%	N/A	0.32%	0.82%	(0.20)%	0.62%

(1) Each Fund’s Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of such Fund’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3 and Class R4 shares. The maximum Rule 12b-1 fees for the Funds’ corresponding share classes are identical and are equal on an annual basis to the following percentages of average daily net assets of the following share classes: 0.25% for Class R4 shares (consisting of a 0.25% service fee); 0.35% for Class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee); 0.50% for Class R, Class R2 and Class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); 0.75% for Class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee); and 1.00% for Class B and Class C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). The Funds’ distributor, MFD, has agreed in writing to waive both Funds’ Class A distribution fee to 0.00% and to waive both Funds’ Class A service fee to 0.15% until August 31, 2007.                                 For both Funds, assets attributable to Class B shares sold prior to May 1, 2006 are subject to a Class B service fee of 0.25% of net assets annually. Assets attributable to all other Class B shares are currently subject to a Class B service fee of 0.15% of net assets annually; the remaining portion of the service fee is not in effect on such assets but may be implemented on such date as the Funds’ Board of Trustees may determine.

(2) Each Fund has an expense offset agreement that reduces that Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent.  Any such fee reductions are not reflected in the table. For the Class R share classes of both Funds only, “Other Expenses” include an annual retirement plan administration and service fee paid by the Fund from assets attributable to the respective class to MFS for the provision by MFS, either directly or through other affiliated and/or unaffiliated entities, of various administrative, recordkeeping and communication/educational services in an amount equal to, on an annual basis, the following percentages of average daily net assets of the following share classes: 0.45% for Class R1, 0.40% for Class R2, 0.25% for Class R3, 0.15% for Class R4 and 0.10% for Class R5. Prior to April 1, 2007, as reflected under “Fee Reductions” for each Fund, MFS had agreed in writing to waive the retirement plan administration and service fee to 0.35% for Class R1 shares, 0.25% for Class R2 shares, and 0.15% for Class R3 share until at least September 30, 2008. Effective April 1, 2007, the contractual rate for the annual retirement plan administration and service fees paid by the Funds attributable to Class R1, Class R2 and Class R3 shares will be: 0.35% for Class R1, 0.25% for Class R2 and 0.15% for Class R3. Such reductions have been reflected under “Other Expenses” for the pro forma combined fund.

(3) With respect to each Fund, MFS has agreed in writing to waive its management fee to 0.35% annually.  This written agreement will stay in effect until modified by the Fund’s Board of Trustees. In addition, MFS has agreed in writing to further reduce the management fee paid by the Intermediate Bond Fund to 0.30% as part of the NYAG Settlement. This written agreement will continue until at least February 28, 2009. With respect to the Research Bond Fund, if the reorganization is consummated, MFS will agree to lower its management fee to 0.30% until February 28, 2009.

In addition, MFS has agreed to bear the Funds’ expenses such that “Other Expenses,” determined without giving effect to the expense offset agreement described above, do not exceed (i) for the Research Bond Fund, 0.20% annually for each of Class A, Class B, Class C, Class I, and Class R shares, 0.55% annually for Class R1 shares, 0.45% annually for Class R2 shares, 0.35% annually for Class R3 shares, and 0.30% annually for Class R5 shares, and (ii) for the Intermediate Investment Grade Bond Fund, 0.25% annually for Class A, Class B, Class C, Class I and Class R shares, 0.60% for Class R1 shares, 0.50% annually for Class R2 shares, 0.40% annually for Class R3 shares and Class R4 shares, and 0.35% annually for Class R5 shares. These agreements exclude management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the Funds’ investing activities. Although the arrangement would continue until at least August 31, 2007 for the Intermediate Bond Fund, MFS may terminate the agreement with regard to the Research Bond Fund at any time. If the reorganization is consummated, MFS will rescind its current expense limitation arrangement for the Research Bond Fund. While the effect of the expense limitation arrangement for the Intermediate Bond Fund is reflected in the table, the effect of the expense limitation arrangement for the Research Bond Fund is not. Had this expense limitation arrangement for the Research Bond Fund been taken into account the “Net Expenses” of each class of the Research Bond Fund would have been 0.70% for Class A shares, 1.55% for Class B and Class shares, 0.55% for Class I shares, 1.05% for Class R shares, 1.65% for Class

R1 shares, 1.30% for Class R2 shares, 1.20% for Class R3 shares, 0.95% for Class R4 shares and 0.65% for Class R5 shares.

(4) Expenses computed for the twelve-month period ended October 31, 2006, each Fund’s most recent semi-annual period end. Each Fund’s fiscal year end is April 30.

(5) Assumes that the reorganization occurred on the first day of the year ending October 31, 2006.

The above tables are provided to help you understand the expenses of investing in the Funds, including estimates of pro forma expenses of the Research Bond Fund after giving effect to the reorganization, and your share of the operating expenses that each Fund incurs.

Examples

The following examples translate the expense percentages shown in the preceding tables into dollar amounts.  By doing this, you can more easily compare the cost of investing in the Funds.  The examples make certain assumptions.  They assume that you invest $10,000 in a Fund for the time periods shown and that you redeem all your shares at the end of these periods (unless otherwise indicated below).  They also assume a 5% return on your investment each year and that dividends and other distributions are reinvested.  They also assume that a Fund’s operating expenses remain the same, except that a Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any contractual fee reductions are in effect.  The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Intermediate Investment Grade Bond
Class A	$555	$763	$1,006	$1,702
Class B(1)
Assuming redemption at end of period	$557	$811	$1,108	$1,848
Assuming no redemption	$157	$511	$908	$1,848
Class C
Assuming redemption at end of period	$257	$511	$908	$2,020
Assuming no redemption	$157	$511	$908	$2,020
Class I	$55	$199	$374	$883
Class R	$106	$356	$645	$1,466
Class R1	$165	$536	$950	$2,106
Class R2	$129	$428	$767	$1,725
Class R3	$119	$297	$714	$1,613
Class R4	$96	$325	$591	$1,352
Class R5	$65	$230	$429	$1,002
Research Bond
Class A	$558	$772	$1,021	$1,735
Class B(1)
Assuming redemption at end of period	$560	$820	$1,124	$1,881
Assuming no redemption	$160	$520	$924	$1,881
Class C
Assuming redemption at end of period	$260	$520	$924	$2,052
Assuming no redemption	$160	$520	$924	$2,052
Class I	$58	$208	$391	$919
Class R	$109	$365	$661	$1,501
Class R1	$170	$568	$1,014	$2,254
Class R2	$134	$469	$851	$1,926
Class R3	$124	$429	$780	$1,768
Class R4	$99	$334	$607	$1,387
Class R5	$68	$240	$445	$1,038
Research Bond (Pro Forma Combined)
Class A	$553	$757	$996	$1,680
Class B(1)
Assuming redemption at end of period	$555	$805	$1,098	$1,826
Assuming no redemption	$155	$505	$898	$1,826
Class C
Assuming redemption at end of period	$255	$505	$898	$1,999
Assuming no redemption	$155	$505	$898	$1,999
Class I	$53	$192	$363	$859
Class R	$104	$350	$634	$1,444
Class R1	$165	$536	$950	$2,106
Class R2	$129	$428	$767	$1,725
Class R3	$119	$397	$714	$1,613
Class R4	$94	$318	$580	$1,329
Class R5	$63	$224	$418	$978

(1) Class B shares of both Funds convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

For more information on the fees and expenses of each Fund, see “Expense Summary” in each Fund’s current Prospectus.

6.                                      How has the Research Bond Fund performed?

As shown in the tables below, each class of the Research Bond Fund outperformed the corresponding class of the Intermediate Bond Fund for the 5-Year and Life periods ended December 31, 2006 and Class A shares of the Research Bond Fund outperformed Class A shares of the Intermediate Bond Fund in five of the seven calendar years during which both Funds were in existence.

Annual Total Return* (Total Investment Return at NAV)

Class A Shares

	2006	2005	2004	2003	2002
Intermediate Bond Fund	4.18%	1.55%	3.24%	4.61%	9.05%
Research Bond Fund	4.14%	2.01%	4.72%	6.87%	10.43%

	2001	2000	1999	1998	1997
Intermediate Bond Fund	9.81%	10.77%	0.52%	N/A	N/A
Research Bond Fund	8.95%	13.23%	N/A	N/A	N/A

*  The performance information in the table above reflects reinvestment of dividends and other earnings, but does not reflect any applicable sales charges.  The total returns for other classes of each Fund would have been lower than the returns for Class A shares because such other classes of shares have higher total annual expense ratios (except with respect to Class I and Class R5 shares, each of which has a lower expense ratio than that of Class A shares).  [During the periods shown in the table, the highest quarterly returns for the Research Bond Fund and Intermediate Bond Fund were 5.14% (for the calendar quarter ended September 30, 2002), and 4.77% (for the calendar quarter ended September 30, 2002), respectively, and the lowest quarterly returns were (2.66)% (for the calendar quarter ended June 30, 2004), and (2.45)% (for the calendar quarter ended June 30, 2004), respectively.]

Average Annual Total Returns* as of December 31, 2006 (Load Adjusted)

	1 Year	5 Year	Life #
Intermediate Bond Fund
Returns Before Taxes
Class A Shares	(0.77)%	3.48%	4.76%
Class B Shares	(0.77)%	3.30%	4.86%
Class C Shares	2.31%	3.66%	4.88%
Class I Shares	4.34%	4.65%	5.50%
Class R Shares	3.82%	4.20%	5.22%
Class R1 Shares	3.20%	4.16%	5.19%
Class R2 Shares	3.56%	4.28%	5.27%
Class R3 Shares	3.56%	4.12%	5.17%
Class R4 Shares	3.82%	4.40%	5.35%
Class R5 Shares	4.23%	4.53%	5.43%
Returns After Taxes (Class A Shares Only)
Returns After Taxes on Distributions**	(2.42)%	1.74%	2.64%
Returns After Taxes on Distributions and Sale of Class A Shares	(0.53)%	1.93%	2.75%
Benchmark Comparison (Returns Before Taxes)
Lehman Brothers Intermediate U.S. Government/Credit Bond Index†****	4.07%	4.52%	5.21%

Research Bond Fund
Returns Before Taxes
Class A Shares	(0.80)%	4.57%	5.41%
Class B Shares	(0.79)%	4.37%	5.38%
Class C Shares	2.18%	4.70%	5.38%
Class I Shares	4.30%	5.78%	6.17%
Class R Shares	3.68%	5.28%	5.85%
Class R1 Shares	3.17%	5.24%	5.83%
Class R2 Shares	3.43%	5.38%	5.92%
Class R3 Shares	3.63%	5.19%	5.80%
Class R4 Shares	3.78%	5.48%	5.98%
Class R5 Shares	4.20%	5.62%	6.06%
Returns After Taxes (Class A Shares Only)
Returns After Taxes on Distributions**	(2.57)%	2.60%	3.14%
Returns After Taxes on Distributions and Sale of Class A Shares	(0.55)%	2.73%	3.21%
Benchmark Comparison (Returns Before Taxes)
Lehman Brothers U.S. Aggregate Bond Index†***	4.33%	5.06%	5.51%

*                 The performance information in the table above reflects reinvestment of dividends and other earnings, and takes into account the deduction of the 4.75% maximum sales charge on Class A shares and the applicable CDSC for Class B shares (declining over six years from 4% to 0% from the end of the calendar month of purchase) or Class C shares (1% for 12 months).  The performance returns for the benchmark comparisons do not reflect the deduction of sales charges.  All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

Life refers to the period from the commencement of the Intermediate Bond and Research Bond Funds’ operations on December 31, 1998 and January 4, 1999, respectively, through December 31, 2006.

Performance (in the Average Annual Total Returns Table only) for Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of each Fund includes the performance of such Fund’s Class A shares for periods prior to their offering.  Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).  Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

†                                          Source:  FactSet Research Systems, Inc.

**                                   After-tax returns are calculated using the historic highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your own tax situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The after-tax returns are shown for only Class A shares of each Fund; after-tax returns for each Fund’s other classes of shares will vary from the returns shown.

***                            The Lehman Brothers U.S. Aggregate Bond Index is a measure of the U.S. bond market.

****                     The Lehman Brothers Intermediate U.S. Government/Credit Bond Index measures the performance of the U.S. investment-grade bond market and includes bonds with maturities up to 10 years.

Of course, the Funds’ past performance is not an indication of future performance.  To review information regarding the Research Bond Fund in more detail, please refer to the Research Bond Fund Prospectus, the Research Bond Fund Annual Report and the Research Bond Fund Semi-Annual Report, all of which are enclosed.

7.                                      What are the differences in portfolio turnover rates of the two Funds?

Portfolio turnover is a measure of how frequently a Fund trades portfolio securities.  Frequent trading of portfolio securities increases transaction costs, which could detract from a Fund’s performance.  Additionally, active and frequent trading may result in the realization and distribution to a Fund of higher capital gains, which would increase the tax liability for the Fund’s shareholders who do not hold shares in tax-free accounts such as a 401(k) plan.  During the fiscal year ended April 30, 2006, Intermediate Bond Fund had a portfolio turnover rate of 30% and Research Bond Fund had a portfolio turnover rate of 77%.

8.                                      Who manages the Research Bond Fund?

The Research Bond Fund is managed by Michael W. Roberge, Robert D. Persons and Jeffrey S. Wakelin.  Mr. Roberge, an MFS Executive Vice President, has been a portfolio manager of the Research Bond Fund since 2000 and has been employed in the investment management area of MFS since 1996.  Mr. Persons, a MFS Vice President, has been a portfolio manager of the Research Bond Fund since December 2006 and has been employed in the investment management area of MFS since 2000.  Mr. Wakelin, a MFS Vice President, has been a portfolio manager of the Research Bond Fund since December 2006 and has been employed in the investment management area of MFS since 2002.  Prior to 2002, Mr. Wakelin was a corporate analyst at Standish Mellon Asset Management.

9.                                      How will the reorganization happen?

If the reorganization is approved, your Intermediate Bond Fund shares will be effectively exchanged for that number of Research Bond Fund shares equal in total net asset value to the net value of assets of the Intermediate Bond Fund transferred to the Research Bond Fund as of the close of trading on or about June 22, 2007.  This exchange will not affect the total dollar value of your investment.

10.                               Will the reorganization have tax consequences?

It is expected that the reorganization itself will be a tax-free event for federal income tax purposes.  Accordingly, no gain or loss will be recognized by you or the Intermediate Bond Fund as the direct result of the reorganization and your aggregate tax basis in the Research Bond Fund shares you will receive in connection with the reorganization will be the same as your aggregate tax basis in your Intermediate Bond Fund shares.  That said, because the reorganization will cause the Intermediate Bond Fund’s tax year to end on a date earlier than the last day of its normal tax year, it may accelerate distributions from that Fund to its shareholders.  In particular, the Intermediate Bond Fund will recognize net gains or losses on the sales of any securities, net of any available capital loss carryforwards, in the period ending on the closing date, and on or before that date it must declare a dividend paying out any such net gains to shareholders.  Also, to the extent that the Intermediate Bond Fund holds any securities that are marked to market in connection with the reorganization, it will also recognize and be required to pay out any net gain from such securities.

At any time prior to the consummation of the reorganization, you may redeem shares, which will likely result in the recognition of gain or loss for federal income tax purposes.  For more information about the federal income tax consequences of the reorganization, see “Federal Income Tax Consequences” below.

11.                               Will my dividend be affected by the reorganization?

Currently, the Intermediate Bond Fund intends to declare daily as dividends substantially all of its net investment income (excluding any capital gains) and to pay these dividends to shareholders at least monthly.  Any capital gains are distributed at least annually.  Distributions by Intermediate Bond may be accelerated prior to the reorganization, as described above.  Following the reorganization, the payment frequency for dividends and capital gains in the Research Bond Fund is the same as the Intermediate Bond Fund’s regular distribution schedule.  Except as described below, your distributions will continue to be either reinvested or paid in cash, according to the option you selected with the Intermediate Bond Fund.  Of course, the amount of these dividends will reflect the investment performance of the Research Bond Fund.

The Research Bond Fund will not permit any Intermediate Bond Fund shareholder holding certificates for Intermediate Bond Fund shares at the time of the reorganization to receive cash dividends or other distributions, to receive certificates for shares issued in the reorganization (referred to as “Reorganization Shares”), to exchange Reorganization Shares for shares of other investment companies managed by MFS, or to pledge or redeem Reorganization Shares until such certificates for Intermediate Bond Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

If a shareholder is not permitted to receive cash dividends or other distributions on Reorganization Shares for one of the reasons above, the Research Bond Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Intermediate Bond Fund shares in cash.

12.                               What Research Bond Fund shares will shareholders of the Intermediate Bond Fund receive if the reorganization occurs?

As noted above, shareholders holding Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of the Intermediate Bond Fund will receive newly-issued Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares, respectively, of the Research Bond Fund in accordance with their percentage ownership of the corresponding class of shares of the Intermediate Bond Fund.  Both Funds are a series of MFS Series Trust IX (“Trust IX”), a voluntary association with transferable shares organized under the laws of The

Commonwealth of Massachusetts (commonly referred to as a “Massachusetts business trust”) and are governed by Trust IX’s Amended and Restated Declaration of Trust (“Trust IX’s Declaration of Trust”) and by-laws, as amended and restated.  Accordingly, shareholders of the Intermediate Bond Fund will have the same rights they currently have as shareholders of the Intermediate Bond Fund when they become shareholders of the Research Bond Fund and both Funds are overseen by the same Board of Trustees.

13.                               Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No.  The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other MFS Funds, are identical.

Both Funds currently offer Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares.  The Research Bond Fund also offers Class W, Class 529A, Class 529B and Class 529C shares.  Shares of both Funds may be purchased through financial intermediaries that have sales agreements with MFS Fund Distributors, Inc. (“MFD”) at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased.  Reinvestment of distributions by the Funds are made at net asset value for all classes.

Shares of each Fund may be redeemed any day the New York Stock Exchange is open at their net asset value next determined after receipt by the Fund of a properly completed redemption request either directly from you or through a financial intermediary by the Fund’s valuation time.

Shares received in connection with the proposed reorganization may be exchanged for shares of the corresponding class of shares of certain other MFS funds at net asset value by having your financial intermediary process your exchange request or by contacting MFSC directly.

For more information on the principal share characteristics of the Funds, see “Description of Share Classes” and “How to Purchase, Exchange and Redeem Shares” in each Fund’s current prospectus.

14.                               How will I be notified of the outcome of the reorganization?

If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares of the Research Bond Fund you are receiving and the procedures for surrendering your certificates of the Intermediate Bond Fund, if you have any.  If the reorganization is not approved, the Intermediate Bond Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies and the Trustees may consider other alternatives.

15.                               Will the number of shares each shareholder owns change?

Yes, but the total value of the shares of the Research Bond Fund you receive will equal the total value of the shares of the Intermediate Bond Fund that you hold at the time of the reorganization.  Even though the net asset value per share of each Fund (and the resulting number of shares) is different, the total value of your holdings will not change as a result of the reorganization.

RISK FACTORS

What are the principal risk factors associated with an investment in the Research Bond Fund, and how do they compare with those for the Intermediate Bond Fund?

Because the Funds employ different investment policies and strategies, the risks of an investment in the Research Bond Fund differ significantly from the risks of an investment in the Intermediate Bond Fund.  Research Bond Fund has the ability to invest a greater portion of its assets in lower-rated fixed income securities (sometimes referred to as “high yield securities” or “junk bonds”) and non-U.S. fixed income securities than does Intermediate Bond Fund.  While the foreign securities in which the Intermediate Bond Fund invests must be U.S. dollar-denominated, the Research Bond Fund is not limited to U.S. dollar-denominated foreign securities, thereby subjecting the Research Bond Fund to greater foreign securities risk.  Additionally, because the Research Bond Fund is not subject to the same maturity/duration requirements to which the Intermediate Bond Fund is subject, the Research Bond Fund may, from time to time, have a maturity/duration that varies from the intermediate maturity/duration strategy employed by the Intermediate Bond Fund, potentially subjecting the Research Bond Fund to greater maturity risk.  As of October 31, 2006, the five-year standard deviation for Research Bond Fund was 4.18% versus 3.34% for the Intermediate Bond Fund (a higher percentage for standard deviation reflects a higher risk profile).

Each Fund is principally subject to the risks described below:

•                  Allocation Risk: The Fund will allocate its investments among fixed income markets based upon judgments made by MFS. The Fund could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

•                  Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the Fund’s portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund’s portfolio will generally rise.

•                  Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the Fund’s fixed income investments will affect the volatility of the Fund’s share price.

•                  Credit Risk: Credit risk is the risk that the issuer of a fixed income security will be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit rating or other news affects the market’s perception of the issuer’s credit risk. Investors should note that many U.S. Government securities in which the Fund may invest are not supported by the full faith and credit of the United States Government including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

•                  Liquidity Risk: The fixed income securities purchased by the Fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the Fund’s performance.

•                  Mortgage-Backed and Asset-Backed Securities:

•                  Maturity Risk:

•                  Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

•                  When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

•                  When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

•                  Collateralized Mortgage Obligations: The Fund may invest in mortgage backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

•                  Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

•                  Credit Risk: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

•                  Derivatives Risk:

•                  Hedging Risk: When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

•                  Correlation Risk: When the Fund uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

•                  Investment Risk: When the Fund uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The Fund is therefore directly exposed to the risks of that derivative. Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Gains or losses from derivative investments may be substantially greater than the derivative’s original cost.

•                  Availability Risk: Derivatives may not be available to the Fund upon acceptable terms. As a result, the Fund may be unable to use derivatives for hedging or other purposes.

•                  Credit Risk: When the Fund uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

•                  Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

•                  These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

•                  Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

•                  Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•                  Foreign markets may be less liquid and more volatile than U.S. markets.

•                  Foreign securities often trade in currencies other than the U.S. dollar, and the Fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund’s foreign currency holdings. By entering into forward foreign currency exchange contracts, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the Fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the Fund enters the contract may fail to perform its obligations to the Fund.

In addition to the risks discussed above, the Research Bond Fund is also principally subject to the risks described below:

•                  Junk Bond Risk:

•                  Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

•                  Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

•                  Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

In addition to the Funds’ main investment strategies described above, each Fund also may buy and sell the other types of investments.  The risks associated with the principal investment techniques and practices used by the Funds are summarized above.  The non-principal investment techniques in which the Funds may engage are described, together with their risks, in each Fund’s Statement of Additional Information.

As with any mutual fund, you could lose money on your investment in a Fund.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks described above and other risks associated with each Fund, see, among other disclosures, “Risk Return Summary – Principal Risks of an Investment” and “Certain Investment Strategies and Risks – Further Information on Investment Strategies and Risks” in each Fund’s current prospectus, “Investment Techniques, Practices, Risks and Restrictions” in Part I of each Fund’s current Statement of Additional Information, and “Appendix C – Investment Techniques, Practices and Risks” in Part II of each Fund’s current Statement of Additional Information.

GENERAL

This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Intermediate Bond Fund into the Research Bond Fund and the solicitation of proxies by and on behalf of the Trustees of the Intermediate Bond Fund for use at the Special Meeting of Shareholders of the Intermediate Bond Fund (the “Meeting”).  The Meeting is to be held on June 7, 2007, at [2:00 p.m.] at 500 Boylston Street, 24th floor, Boston, Massachusetts 02116.  The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about [April 16], 2007.

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Intermediate Bond Fund’s Assistant Secretary at the principal office of the Intermediate Bond Fund, 500 Boylston Street, Boston, Massachusetts 02116) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Intermediate Bond Fund.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Proposal 1 of the Notice of Meeting) to implement the reorganization of the Intermediate Bond Fund as described below.

As of [              ], 2007, Intermediate Bond Fund had outstanding [              ], [             ], [           ], [              ], [             ], [           ], [              ], [             ], [           ] and [            ] of its Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of beneficial interest, respectively.  Only shareholders of record as of the close of business on [April 2], 2007 will be entitled to notice of and to vote at the Meeting.  Each shareholder is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.

The Trustees of the Intermediate Bond Fund know of no matters other than those set forth herein to be brought before the Meeting.  If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF THE PLAN OF

REORGANIZATION AND RELATED REORGANIZATION TRANSACTION

The shareholders of the Intermediate Bond Fund are being asked to approve or disapprove a reorganization between the Intermediate Bond Fund and the Research Bond Fund pursuant to a Plan of Reorganization between the Funds (the “Plan”), a copy of the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The reorganization is structured as a transfer of the assets and liabilities of the Intermediate Bond Fund to the Research Bond Fund in exchange for that number of full and fractional Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 Reorganization Shares equal in total net asset value to the net value of assets transferred to the Research Bond Fund, all as more fully described below under “Information About the Reorganization.”

After receipt of the Reorganization Shares, the Intermediate Bond Fund will distribute each class of Reorganization Shares to its shareholders holding the corresponding class of its shares, each in proportion to their existing shareholdings, in complete liquidation of the Intermediate Bond Fund, and the legal existence of the Intermediate Bond Fund under Massachusetts law will be terminated as soon as reasonably practicable thereafter.  Each shareholder of the Intermediate Bond Fund will receive a number of full and fractional Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5 Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Intermediate Bond Fund shares.

On or prior to the Exchange Date (as defined below), the Intermediate Bond Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

The Trustees of the Intermediate Bond Fund have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction.  The transactions contemplated by the Plan will be consummated only if the Plan is approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Intermediate Bond Fund.  Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.  The reorganization does not require the approval of the shareholders of the Research Bond Fund.

In the event that this proposal is not approved by the shareholders of the Intermediate Bond Fund, the Intermediate Bond Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies and the Trustees may consider such alternatives as may be in the best interests of the Intermediate Bond Fund and its shareholders.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

The Funds’ Board of Trustees, including all Trustees who are not “interested persons” of the Funds, have determined that the reorganization would be in the best interests of each Fund, and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the reorganization.  The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders of the Intermediate Bond Fund.  The Research Bond Fund and the Intermediate Bond Fund are both series of MFS Series Trust IX and consequently have the same Board of Trustees.

The investment objectives and policies of the Research Bond Fund and the Intermediate Bond Fund differ in significant respects.  Intermediate Bond Fund’s primary investment objective is to provide as high a level of current income as is consistent with prudent investment risk.  Intermediate Bond Fund’s secondary objective is to protect shareholders’ capital.  Research Bond Fund’s investment objective is total return (high current income and long-term growth of capital).

In light of the similarities of the Funds, MFS advised the Board of Trustees of the Funds that it believes combining the Funds would be in the best interests of shareholders of both Funds and that the interests of each Fund’s existing shareholders will not be diluted as a result of the proposed transaction.  The Board of Trustees believes that the proposed reorganization will be advantageous to the Intermediate Bond Fund’s shareholders for a number of reasons and considered the following matters, among others, in unanimously approving the proposal:

1.                                       The similarities and differences, as described above, in the Funds’ investment objectives, strategies, and restrictions;

2.                                       Although past performance is not an indication of future results, the Research Bond Fund generally has a better overall historical performance record than the Intermediate Bond Fund;

3.                                       The relative risks of investing in either Fund, including the somewhat higher risk profile of the Research Bond Fund in comparison to the Intermediate Bond Fund;

4.                                       The reduction of overlap of similar funds within the MFS family of funds could reduce or eliminate portfolio and operational inefficiencies and will create a larger combined Fund with the potential for greater prospects for asset growth over time;

5.                                       The fact that the shares of the Intermediate Fund have shareholder fees and Rule 12b-1 fees that are identical to those of the shares of the corresponding class of Research Bond Fund shares;

6.                                       The expectation that the transaction will qualify as a tax-free reorganization for federal income tax purposes, pursuant to which, no gain or loss will be recognized by the Intermediate Bond Fund or its shareholders for federal income tax purposes as a result of the transaction;

7.                                       The pro forma net expense ratios for each share class of the combined fund are estimated to be less than the total expense ratios for the corresponding share class of the Intermediate Bond Fund, based on expenses incurred for the twelve-month period ended October 31, 2006;

8.                                       Until February 28, 2009, the effective management fee (giving effect to current management fee waivers) paid to MFS by Research Bond Fund is 0.05% greater than the effective management fee paid to MFS by Intermediate Bond Fund, but that MFS has agreed to lower the management fee for the Research Bond Fund by 0.05% until February 28, 2009, after which date the management fee for the Research Bond Fund will be determined by agreement between the Board of Trustees and MFS;

9.                                       The combined fund will continue to be managed by MFS, although by a different portfolio manager than currently manages the Investment Bond Fund;

10.                                 The compatibility of the Funds’ shareholder service features;

11.                                 The expected liabilities of each Fund;

12.                                 The relative sizes of the Funds, and the possibility that the increased size of the combined Fund could, over time, provide the potential for lower expenses by spreading fixed expenses across a larger asset base;

13.                                 The estimated costs that will be borne directly or indirectly by each Fund in connection with the reorganization;

14.                                 The estimated costs that will be borne by MFS in connection with the reorganization;

15.                                 The combined Fund’s ability to use the Intermediate Bond Fund’s pre-reorganization capital loss carry forwards to offset future realized capital gains may be subject to certain limitations under the federal income tax laws, and that a portion of such benefits may expire unutilized;

16.                                 The potential alternatives to the reorganization, including mergers with other MFS funds or liquidation of the Intermediate Bond Fund through the sale of the Fund’s portfolio securities and distribution of the cash to its shareholders; and

17.                                 The reorganization will not result in dilution of the interests of shareholders of either Fund.

The Board of Trustees of the Research Bond Fund considered that the reorganization presents an opportunity for the Research Bond Fund to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities. The

Trustees also considered that the expenses the Research Bond Fund would incur as a result of the reorganization were reasonable in relation to the benefits the Research Bond Fund would realize as a result of the transaction. In addition, the Trustees considered that the Research Bond Fund shareholders may ultimately benefit from a decrease (estimated to be 0.05%) in the combined fund’s expenses following the reorganization, as well as the possibility that the reorganization may provide shareholders with the potential for further expense reductions over time as a result of fixed expenses being spread over a larger asset base (see “Synopsis, question 5” for a discussion of expenses).

The Boards of Trustees also considered that MFS could benefit from the reorganization. For example, MFS might realize time and cost savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings.

Based on its review and the advice and recommendations of MFS, the Board of Trustees of the Funds has unanimously approved the proposal.

Exchange without recognition of gain or loss for federal income tax purposes.  If a Intermediate Bond Fund shareholder were to redeem his or her shares to invest in another fund, such as the Research Bond Fund, that shareholder would generally recognize gain or loss for federal income tax purposes.  Also, if the Intermediate Bond Fund were liquidated or reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders.  By contrast, the proposed reorganization will permit Intermediate Bond Fund’s shareholders to exchange their investment in that fund for an investment in the Research Bond Fund without recognition of gain or loss for federal income tax purposes.  After the reorganization, shareholders will be free to redeem any or all of the Research Bond Fund shares they receive in the reorganization at net asset value (minus any applicable sales charge or redemption fee) at any time, at which point a taxable gain or loss would be recognized.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization.  The proposed reorganization will be governed by a Plan of Reorganization (the “Plan”).  The Plan provides that the Research Bond Fund will acquire the assets and liabilities of the Intermediate Bond Fund in exchange for the issuance of Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities.  The Reorganization Shares will be issued on [June 22, 2007] (or such other date as may be agreed upon by the parties) following the time as of which the Funds’ shares are valued for determining net asset value for the reorganization at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) (the “Exchange Date”).  The following discussion of the Plan is qualified in its entirety by the full text of the Plan, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Intermediate Bond Fund will sell its assets to the Research Bond Fund, and in exchange, the Research Bond Fund will assume all liabilities of the Intermediate Bond Fund and deliver to the Intermediate Bond Fund (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of assets of the Intermediate Bond Fund attributable to its Class A shares, less the value of the liabilities of the Intermediate Bond Fund assumed by the Research Bond Fund attributable to such Class A shares; (ii) a number of full and fractional Class B Reorganization Shares having a net asset value equal to the value of assets of the Intermediate Bond Fund attributable to its Class B shares, less the value of the liabilities of the Intermediate Bond Fund assumed by the Research Bond Fund attributable to such Class B shares; (iii) a number of full and fractional Class C Reorganization Shares having a net asset value equal to the value of assets of the Intermediate Bond Fund attributable to its Class C shares, less the value of the liabilities of the Intermediate Bond Fund assumed by the Research Bond Fund attributable to such Class C shares; (iv) a number of full and fractional Class I Reorganization Shares having a net asset value equal to the value of assets of the Intermediate Bond Fund attributable to its Class I shares, less the value of the liabilities of the Intermediate Bond Fund assumed by the Research Bond Fund attributable to such Class I shares; (v) a number of full and fractional Class R Reorganization Shares having a net asset value equal to the value of assets of the Intermediate Bond Fund attributable to its Class R shares, less the value of the liabilities of the Intermediate Bond Fund assumed by the Research Bond Fund attributable to such Class R shares; (vi) a number of full and fractional Class R1 Reorganization Shares having a net asset value equal to the value of assets of the Intermediate Bond Fund attributable to its Class R1 shares, less the value of the liabilities of the Intermediate Bond Fund assumed by the Research Bond Fund attributable to such Class R1 shares; (vii) a number of full and fractional Class R2 Reorganization Shares having a net asset value equal to the value of assets of the Intermediate Bond Fund attributable to its Class R2 shares, less the value of the liabilities of the Intermediate Bond Fund assumed by the Research Bond Fund attributable to such Class R2 shares; (viii) a number of full and fractional Class R3 Reorganization Shares having a net asset value equal to the value of assets of the Intermediate Bond Fund attributable to its Class R3 shares, less the value of the liabilities of the Intermediate Bond Fund assumed by the Research Bond Fund attributable to such Class R3 shares; (ix) a number of full and fractional Class R4 Reorganization Shares having a net asset value equal to the value of assets of the Intermediate Bond Fund attributable to its Class R4 shares, less the value of the liabilities of the Intermediate Bond Fund assumed by the Research Bond Fund attributable to such Class R4 shares; and (x) a number of full and fractional Class R5 Reorganization Shares having a net asset value equal to the value of assets of the Intermediate Bond Fund attributable to its Class R5 shares, less the value of the liabilities of the Intermediate Bond Fund assumed by the Research Bond Fund attributable to such Class R5 shares.

On or as soon after the Exchange Date as is conveniently practicable, the Intermediate Bond Fund will distribute to its shareholders of record as of the close of business on the Exchange Date, in proportion their holdings in the Intermediate Bond Fund, the full and fractional Reorganization Shares received by the Intermediate Bond Fund, with Class A Reorganization Shares being distributed to holders of Class A shares of the Intermediate Bond Fund, Class B Reorganization Shares being distributed to holders of Class B shares of the Intermediate Bond Fund, Class C Reorganization Shares being distributed to holders of Class C shares of the Intermediate Bond Fund, Class I Reorganization Shares being distributed to holders of Class I shares of the Intermediate Bond Fund, Class R Reorganization Shares being distributed to holders of Class R shares of the Intermediate Bond Fund, Class R1 Reorganization Shares being distributed to holders of Class R1 shares of the Intermediate Bond Fund, Class R2 Reorganization Shares being distributed to holders of Class R2 shares of the Intermediate Bond Fund, Class R3 Reorganization Shares being distributed to holders of Class R3 shares of the Intermediate Bond Fund, Class R4 Reorganization Shares being distributed to holders of Class R4 shares of the Intermediate Bond Fund, and Class R5 Reorganization Shares being distributed to holders of Class R5 shares of the Intermediate Bond Fund.  As a result of the proposed transaction, each holder of shares of the Intermediate Bond Fund will receive a number of full and fractional Reorganization Shares of the corresponding class equal in aggregate value to the value of the shares of the Intermediate Bond Fund held by the shareholder.  This distribution will be accomplished by the establishment of accounts on the share records of the Research Bond Fund in the name of such Intermediate Bond Fund shareholders, each account representing the respective number of full and fractional Reorganization Shares due such shareholder.  New certificates for Reorganization Shares will not be issued, except in certain limited circumstances.

The Trustees of the Funds have determined that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the reorganization and that the proposed reorganization is in the best interests of each Fund.

The consummation of the reorganization is subject to the conditions set forth in the Plan.  The Plan may be terminated and the reorganization abandoned at any time before or after approval by the shareholders by the mutual consent of the Intermediate Bond Fund and the Research Bond Fund.  In addition, either Fund may at its option terminate the Plan unilaterally at or prior to the Exchange Date because (i) of a material breach by the other party of any representation, warranty or agreement contained in the Plan to be performed at or prior to the Exchange Date or (ii) a condition set forth in the Plan expressed to be precedent to the obligations of the terminating Fund has not been fulfilled (or waived by the terminating Fund) and it reasonably appears that the condition will not or cannot be met.

The fees and expenses for the transaction are estimated to be approximately $99,000.  Each Fund shall bear its own fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) and other similar expenses incurred in connection with the consummation of the transactions contemplated by the Plan.

Description of the Reorganization Shares.  Reorganization Shares will be issued to the Intermediate Bond Fund’s shareholders in accordance with the procedures under the Plan as described above.  The Reorganization Shares are Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of the Research Bond Fund.  Investors purchasing Class A shares of the Research Bond Fund typically pay a sales charge at the time of purchase, but Intermediate Bond Fund shareholders receiving Class A Reorganization Shares in the reorganization will not pay a sales charge on such shares.  Class A shares of the Research Bond Fund are also subject to a maximum Rule 12b-1 fee of 0.35% of the Fund’s average daily net assets attributable to Class A Series (consisting of a 0.10% distribution fee and a 0.25% service fee).  MFS Fund Distributions, Inc. (“MFD”), the Research Bond Fund’s distributor, has agreed in writing to waive the Class A distribution fee and service fee to 0.00% and 0.15% respectively, each until at least August 31, 2007.

Class B shares of the Research Bond Fund are sold without a sales charge at the time of purchase, but may be subject to a CDSC of up to 4% if redeemed within six years of purchase.  For purposes of determining the CDSC payable on a post-reorganization redemption of Class B Reorganization Shares received by holders of Class B shares of the Intermediate Bond Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Intermediate Bond Fund.  Class B shares of the Research Bond Fund are also subject to a maximum Rule 12b-1 fee of 1.00% of the Fund’s average daily net assets attributable to Class B shares (consisting of a 0.75% distribution fee and a 0.25% service fee).  Assets attributable to Class B shares sold before May 1, 2006 are subject to a Class B service fee of 0.25%.  Assets attributable to all Class B shares are currently subject to a Class B service fee of 0.15%.  For this determination, assets attributable to Class B shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Intermediate Bond Fund.  The remaining portion is not in effect on such assets but may be implemented on such date as the Fund’s Board of Trustees may determine.  Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after purchase.  For purposes of determining the conversion date of Class B Reorganization Shares received by holders of Class B shares of the Intermediate Bond Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Intermediate Bond Fund.

Class C shares of the Research Bond Fund are sold without a sales charge at the time of purchase, but may be subject to a CDSC of up to 1% if redeemed within twelve months of purchase.  For purposes of determining the CDSC payable on a post-reorganization redemption of Class C Reorganization Shares received by holders of Class C shares of the Intermediate Bond Fund, such shares will be treated as having been acquired as of the date such shareholders originally acquired their Class C shares of the Research Bond Fund.  Class C shares of the Intermediate Bond Fund are also subject to a maximum Rule 12b-1 fee of 1.00% of the Fund’s average daily net assets attributable to Class C shares (consisting of a 0.75% distribution fee and a 0.25% service fee).

Class R, Class R1, Class R2, Class R3 and Class R4 shares of the Research Bond Fund are sold without sales charges but are subject to a maximum Rule 12b-1 fee equal to the following percentage of the Fund’s average daily net assets attributable to such class:  0.25% for Class R4 shares (consisting of a 0.25% service fee); 0.50% for Class R, Class R2 and Class R3 shares (consisting of a 0.25% distribution fee and a 0.25% service fee); and 0.75% for Class R1 shares (consisting of a 0.50% distribution fee and a 0.25% service fee).  Class I and Class R5 shares are not currently subject to sales charges or Rule 12b-1 fees.

Each of the Reorganization Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Reorganization Shares will have the conversion rights specified above.  The Declaration of Trust of the Research Bond Fund permits the Fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine.  The Research Bond Fund’s shares are currently divided into fourteen classes — Class A, Class B, Class C, Class I, Class W, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B and Class 529C.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Research Bond Fund.  However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Research Bond Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Research Bond Fund or its Trustees.  The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Research Bond Fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Research Bond Fund would be unable to meet its obligations.  The likelihood of such circumstances is remote.  The shareholders of the Intermediate Bond Fund are subject to this same risk of shareholder liability.

Federal Income Tax Consequences.  As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive an opinion from Ropes & Gray LLP, counsel to the Funds (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications), substantially to the effect that, although not free from doubt, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and current administrative rules and court decisions, for federal income tax purposes, except as noted below:

(a)           the reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Research Bond Fund and Intermediate Bond Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)           under Section 361 of the Code, no gain or loss will be recognized by the Intermediate Bond Fund upon the transfer of its assets to the Research Bond Fund in exchange for Reorganization Shares and the assumption by the Research Bond Fund of the Intermediate Bond Fund’s liabilities, or upon the distribution of the Reorganization Shares by the Intermediate Bond Fund to its shareholders in liquidation;

(c)           under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Intermediate Bond Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Intermediate Bond Fund;

(d)           under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that the Intermediate Bond Fund’s shareholders receive in exchange for their Intermediate Bond Fund shares will be the same as the aggregate tax basis of the Intermediate Bond Fund shares exchanged therefor;

(e)           under Section 1223(1) of the Code, a Intermediate Bond Fund shareholder’s holding period for the Reorganization Shares received pursuant to the Plan will be determined by including the holding period for the Intermediate Bond Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Intermediate Bond Fund shares as a capital asset;

(f)            under Section 1032 of the Code, no gain or loss will be recognized by the Research Bond Fund upon receipt of the assets transferred to the Research Bond Fund pursuant to the Plan in exchange for the Reorganization Shares and the assumption by the Research Bond Fund of the liabilities of the Intermediate Bond Fund;

(g)           under Section 362(b) of the Code, the Research Bond Fund’ tax basis in the assets that the Research Bond Fund receives from the Intermediate Bond Fund will be the same as the Intermediate Bond Fund’s tax basis in such assets immediately prior to such exchange;

(h)           under Section 1223(2) of the Code, the Research Bond Fund’s holding periods in such assets will include the Intermediate Bond Fund’s holding periods in such assets; and

(i)            under Section 381 of the Code, the Research Bond Fund will succeed to the capital loss carryovers of the Intermediate Bond Fund, if any, but the use by the Research Bond Fund of any such capital loss carryovers (and of capital loss carryovers of the Research Bond Fund) may be subject to limitation under Section 381, 382, 383 and 384 of the Code.

The opinion will be based on certain factual certifications made by officers of Trust IX, on behalf of each Fund, and will also be based on customary assumptions.  Notwithstanding the above, Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.  Each Fund has agreed to make and provide additional representations to tax counsel with respect to each Fund that are reasonably requested by tax counsel.  A Fund may not waive in any material respect the receipt of the tax opinions as a condition to confirmation and to the reorganization.

Prior to the Exchange Date, the Intermediate Bond Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distribution to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

This description of the federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any shareholder.  Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Tax Considerations.  As of April 30, 2006, the Intermediate Bond Fund had capital loss carryovers of approximately $3,243,368, which expire as of the dates in the following chart.  If the reorganization is approved by shareholders, the stated expiration dates will be accelerated to the dated listed in the second column below:

Post-Reorganization

Expiration Date	Expiration Date	Amount

April 30, 2012	April 30, 2011	$108,693

April 30, 2013	April 30, 2012	$1,464,107

April 20, 2014	April 30, 2013	$1,670,568

Total		$3,243,368

Capital loss carryovers are used to reduce the amount of realized capital gains that a Fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.

The ability of the Research Bond Fund, as the surviving combined fund, to use its own pre-reorganization capital loss carryovers to offset future realized capital gains may be subject to an annual limitation under applicable tax laws if the reorganization occurs.  Other tax rules would prohibit the use of one Fund’s pre-reorganization capital loss carryforward against the other Fund’s “built-in gains” (i.e., net unrealized gains).  The effect of these limitations will depend on the amount of losses and “built-in gains” in each Fund at the time of the reorganization.  For example, if the reorganization had occurred on October 27, 2006, the combined fund would have had net losses (i.e., capital loss carryforwards as of the end of the last fiscal year as adjusted by year-to-date realized gains or losses) of 0.563% of its net assets available to reduce capital gains, whereas absent the reorganization, the Research Bond Fund would have net losses equal to 0.514% of its net assets available to reduce capital gains.  As a result of the loss limitation and the spreading of the losses remaining available over a larger asset base, the percentage of losses available to offset capital gains would have decreased by 0.049% with respect to the Research Bond Fund.  As of October 27, 2006, both Funds had “built-in losses” and therefore, if the reorganization had occurred on that date, the prohibition on the use of capital loss carryforwards to offset such gains would not apply.  The application of these rules may accelerate taxable gain distributions to shareholders of the combined fund.

Capitalization.  The following table shows the capitalization of the Funds as of October 31, 2006, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

	Intermediate Bond Fund	Research Bond Fund	Pro Forma Adjustments		Pro Forma Combined Fund*
Net assets
Class A	$78,111,373	$1,026,703,363	$(30,216	)^	$1,104,784,520
Class B	$9,238,185	$74,151,186	$(2,743	)^	$83,386,628
Class C	$4,883,519	$62,208,672	$(1,854	)^	$67,090,337
Class I	$308,976,345	$804,594,503	$(62,282	)^	$1,113,508,566
Class R	$257,461	$34,540,394	$(647	)^	$34,797,208
Class R1	$62,252	$1,208,521	$(31	)^	$1,270,742
Class R2	$217,482	$2,123,842	$(71	)^	$2,341,253
Class R3	$646,300	$19,758,957	$(448	)^	$20,404,809
Class R4	$168,163	$21,271,416	$(400	)^	$21,439,179
Class R5	$53,056	$365,534	$(15	)^	$418,575

Shares outstanding
Class A	7,917,846	102,459,979	7,795,546	*	110,255,525
Class B	936,560	7,386,958	920,138	*	8,307,096
Class C	494,442	6,197,591	486,406	*	6,683,997
Class I	31,328,931	80,271,701	30,835,963	*	111,107,664
Class R	26,114	3,447,544	25,695	*	3,473,239
Class R1	6,307	120,365	6,200	*	126,565
Class R2	22,034	211,295	21,640	*	232,935
Class R3	65,498	1,973,438	64,565	*	2,038,003
Class R4	17,043	2,124,042	16,800	*	2,140,842
Class R5	5,376	36,491	5,295	*	41,786

Net asset value per share
Class A	$9.87	$10.02	—		$10.02
Class B	$9.86	$10.04	—		$10.04
Class C	$9.88	$10.04	—		$10.04
Class I	$9.86	$10.02	—		$10.02
Class R	$9.86	$10.02	—		$10.02
Class R1	$9.87	$10.04	—		$10.04
Class R2	$9.87	$10.05	—		$10.05
Class R3	$9.87	$10.01	—		$10.01
Class R4	$9.87	$10.01	—		$10.01
Class R5	$9.87	$10.02	—		$10.02

^                       Adjustments are the result of reorganization expenditures and will not be borne by the combined fund on a going forward basis.

*                      If the reorganization had taken place on October 31, 2006, the shareholders of Intermediate Bond Fund would have received 7,795,546; 920,138; 486,406; 30,835,963; 25,695; 6,200; 21,640; 64,565; 16,800 and 5,295 Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4

                             and Class R5 shares, respectively, of the Research Bond Fund, which would be available for distribution to its shareholders.  No assurances can be given as to the number of Reorganization Shares the Intermediate Bond Fund will receive on the Exchange Date.  The foregoing is merely an example of what the Intermediate Bond Fund would have received and distributed had the reorganization been consummated on October 31, 2006, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

Unaudited pro forma combined financial statements of the Funds as of October 31, 2006 and for the twelve-month period then ended are included in the Statement of Additional Information relating to the proposed reorganization.  Because the Plan provides that the Research Bond Fund will be the surviving Fund following the reorganization and because the Research Bond Fund’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the Intermediate Bond Fund to the Research Bond Fund as contemplated by the Plan.

The Trustees of the Intermediate Bond Fund, including the Independent Trustees, unanimously recommend approval of the Plan.

VOTING INFORMATION

Required Vote.  Proxies are being solicited from the Intermediate Bond Fund’s shareholders by its Trustees for the Meeting to be held on June 7, 2007 at [2:00 p.m.] at 500 Boylston St., 24th Floor, Boston, Massachusetts 02116, or at such later time made necessary by adjournment.  Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Plan.

The transactions contemplated by the Plan will be consummated only if approved by the affirmative vote of a “majority of the outstanding voting securities” of the Intermediate Bond Fund entitled to vote.  Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities.

When shares of the Intermediate Bond Fund are held jointly by two or more persons, any one of them may vote at the Meeting in person or by proxy in respect to such shares.  A proxy shall be valid if executed by any one of the joint owners.

Record Date, Quorum and Method of Tabulation.  Shareholders of record of the Intermediate Bond Fund at the close of business on [April 2], 2007 (the “record date”) will be entitled to vote at the Meeting or any adjournment thereof.  The holders of a majority of the voting power of the shares of the Intermediate Bond Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting.  Shareholders of record are entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Intermediate Bond Fund as the vote tabulator for the Meeting.  The vote tabulator will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast.  The vote tabulator will count shares represented by proxies that are marked with an abstention or that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.  Thus, abstentions and broker non-votes have the effect of a negative vote on the proposal.

As of the record date, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Intermediate Bond Fund.  To the best of the knowledge of the Intermediate Bond Fund, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the Intermediate Bond Fund’s outstanding shares:

Class	Shareholder Name and Address	Percentage Owned	Pro Forma Percentage Owned*
[To be updated]

*Percentage owned assuming completion of the reorganization on                  , 2007.

[** Believed to be a record owner.]

[***Believed to be a beneficial owner.]

The votes of the shareholders of the Research Bond Fund are not being solicited because their approval or consent is not necessary for this transaction.  As of the record date, the officers and Trustees of the Research Bond Fund, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Research Bond Fund.  To the best of the knowledge of the Research Bond Fund, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the Research Bond Fund:

Class	Shareholder Name and Address	Percentage Owned	Pro Forma Percentage Owned*
[To be updated]

*Percentage owned assuming completion of the reorganization on                 , 2007.

[** Believed to be a record owner.]

[***Believed to be a beneficial owner.]

[The MFS Allocation Funds collectively owned     % of the Intermediate Bond Fund’s outstanding shares as of the Record Date. To the extent the MFS Allocation Funds vote all or a significant portion of the Intermediate Bond Fund shares owned by them in favor of the proposal, the proposal may pass even if a majority of the shareholders that are not affiliated with the MFS Allocation Funds vote against or abstain from the voting proposal.]

Solicitation of Proxies.  In addition to soliciting proxies by mail, the Trustees and employees of MFS, MFD and MFS Service Center, Inc. may solicit proxies in person or by telephone.  The Intermediate Bond Fund may also arrange to have votes recorded by telephone.  The telephonic voting procedure is designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Shareholders would be asked for their Social Security numbers or other identifying information.  The shareholders would then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions.  To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail.  A toll-free number will be available in the event the information in the confirmation is incorrect.

Shareholders have the opportunity to vote via the Internet as directed on your proxy card.  The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting.  To vote via the Internet, you will need the “control” number that appears on your proxy card.  The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.  Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Persons holding shares as nominees will upon request be reimbursed by the Intermediate Bond Fund for their reasonable expenses in soliciting instructions from their principals.

Revocation of Proxies.  Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted, by a written revocation received by the Secretary of the

Intermediate Bond Fund or by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Shareholder Proposals.  The Intermediate Bond Fund does not hold annual shareholder meetings in any year in which the election of Trustees is not required to be acted upon by the Investment Company Act of 1940 Act.  However, the Fund currently maintains a policy to hold a shareholder meeting at least every five years to elect Trustees.  If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund’s shareholders at the next meeting of shareholders should send the proposal to Intermediate Bond Fund, c/o Susan S. Newton, Assistant Secretary, at 500 Boylston Street, 20th Floor, Boston, Massachusetts 02116, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting.  The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included.  Shareholder proposals are subject to certain requirements under the federal securities laws.

Adjournment.  If the necessary quorum to transact business or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of proxies.  Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal.  They will vote against any such adjournment those proxies required to be voted against the proposal.  They will not vote any proxy that directs them to abstain from voting on the proposal.  The Intermediate Bond Fund pays the costs of any additional solicitation and of any adjourned session.

MISCELLANEOUS

Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as Independent Registered Public Accounting Firm to both the Intermediate Bond Fund and the Research Bond Fund.  The audited financial statements of the Intermediate Bond Fund and the Research Bond Fund for the fiscal years ended April 30, 2006 included in the Funds’ Statements of Additional Information have been audited by Deloitte & Touche LLP, whose reports thereon are included in the respective Fund’s Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal year ended April 30, 2006.  The financial statements audited by Deloitte & Touche LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information

The Intermediate Bond Fund and the Research Bond Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance with these laws, they each file reports, proxy material and other information with the SEC.  Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.W., Washington D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices at 3 World Financial Center, Room 4300, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively.  Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the SEC website (http://www.sec.gov).

Other Business

Management of the Intermediate Bond Fund knows of no business other than the matters specified above that will be presented at the Meeting.  Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

Legal Proceedings

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission (“SEC”) regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term “MFS funds” means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.  In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General (“NYAG”) and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts.  The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this matter.  The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (“ERISA”), as well as fiduciary duties and other violations of common law.  The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)).   The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief.  Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)).  The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney’s fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds.  Several claims of the various lawsuits have been dismissed; MFS and other named defendants continue to defend the various lawsuits.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPLY.

Notice To Banks, Broker-Dealers and Voting Trustees And Their Nominees.

Please advise the Intermediate Bond Fund, in care of MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

 [April 16], 2007

MFS INTERMEDIATE BOND FUND

500 Boylston Street

Boston, MA 02116

Appendix A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is adopted this       day of June, 2007, by MFS Series Trust IX, a Massachusetts business trust with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116 (the “Trust”), on behalf of MFS Intermediate Investment Grade Bond Fund (the “Acquired Fund”) and MFS Research Bond Fund (the “Acquiring Fund”), each a segregated portfolio of assets (“series”) thereof.   Each of the Acquired Fund and the Surviving Fund are also referred to herein as a “Fund” and, together, as the “Funds.”

This Plan is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the “Regulations”) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of (1) the transfer of the Assets (as defined herein) of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the Liabilities (as defined herein) of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest, no par value (“shares”), in the Surviving Fund (the “Reorganization Shares”), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein and (3) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Plan (collectively, the “Reorganization”).

All representations, warranties, covenants and obligations of the Surviving Fund and the Acquired Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of the Trust acting on behalf of the respective Fund, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Trust, acting on behalf of such Fund.

The Acquired Fund’s shares are divided into ten classes, designated Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares (the “Class A Acquired Fund Shares,” the “Class B Acquired Fund Shares,” the “Class C Acquired Fund Shares,” the “Class I Acquired Fund Shares,” the “Class R Acquired Fund Shares,” the “Class R1 Acquired Fund Shares,” the “Class R2 Acquired Fund Shares,” the “Class R3 Acquired Fund Shares,” the “Class R4 Acquired Fund Shares” and the “Class R5 Acquired Fund Shares,” respectively, and collectively, the “Acquired Fund Shares”). The Surviving Fund’s shares are divided into fourteen classes, including ten classes designated Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares (the “Class A Reorganization Shares,” the “Class B Reorganization Shares,” the “Class C Reorganization Shares,” the “Class I Reorganization Shares,” the “Class R Reorganization Shares,” the “Class R1 Reorganization Shares,” the “Class R2 Reorganization Shares,” the “Class R3 Reorganization Shares,” the “Class R4 Reorganization Shares” and the “Class R5 Reorganization Shares,” respectively), which ten classes are the only classes of the Surviving Fund’s shares involved in the Reorganization and thus included in the term “Reorganization Shares.”  Each class of Acquired Fund Shares is substantially similar to the corresponding class of Reorganization Shares, i.e., the Funds’ Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares correspond to each other.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. The Reorganization

1.1  The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting of, without limitation, portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Time (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied, certified by the Trust’s Treasurer or Assistant Treasurer and delivered by the Acquired Fund to the Surviving Fund pursuant to paragraph 5.6 hereof (the “Statement of Assets and Liabilities”)

(collectively, the “Assets”), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund as set forth in the Statement of Assets and Liabilities (collectively, the “Liabilities”) and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund shareholders of record determined as of the Valuation Time (the “Acquired Fund Shareholders”), of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the “Closing”).

1.2  The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of execution of this Plan. The Acquired Fund reserves the right to sell any of these securities or other assets prior to the Closing.

1.3  On or as soon after the closing date established in paragraph 3.1 hereof (the “Closing Date”) as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Fund Shareholders in actual or constructive exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund.  Such distribution will be accomplished by the transfer of the Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Reorganization Shares due such shareholders, by class (e.g., the account for each Acquired Fund Shareholder of Class A Acquired Fund Shares shall be credited with the respective pro rata number of Class A Reorganization Shares due that shareholder).  The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

1.4  The Acquired Fund shall use reasonable efforts to ensure that Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an “Affidavit”), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer show evidence of ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, any dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

1.5  Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

1.6  The legal existence of the Acquired Fund shall be terminated promptly following the Liquidation Date.

2. Valuation

2.1  The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date (the “Valuation Time”).  The net asset value of each class of the Reorganization Shares shall be computed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Surviving Fund, using the valuation procedures set forth in the Trust’s Amended and Restated Declaration of Trust (“Declaration of Trust”) or By-laws and the Surviving Fund’s then-current prospectus and statement of additional information (collectively, the “Surviving Fund Valuation Procedures”), to not less than two decimal places. The net value of the Assets shall be computed by the Custodian, as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, using the valuation procedures set forth in the Declaration of Trust or By-laws and the Acquired Fund’s then-current prospectus and statement of additional information (collectively, the “Acquired Fund Valuation Procedures”). The determinations of the Custodian shall be conclusive and binding on all parties in interest; provided, however, that, in computing each Fund’s net asset value in accordance with this paragraph 2.1, any fair value determination required to be made by the Surviving Fund Valuation Procedures or Acquired Fund Valuation Procedures with respect to a portfolio security or other asset of either Fund shall be made in accordance with the applicable Fund’s Valuation Procedures, and any such fair value determinations shall be conclusive and binding on the Custodian and all parties in interest.

2.2  The number of each class of Reorganization Shares (including fractional shares, if any, rounded to the third decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Class A Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the “Acquired Fund Value”) attributable to the Class A Acquired Fund Shares by the net asset value of a Class A Reorganization Share (computed as set forth in such paragraph), (b) the number of Class B Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the net asset value of a Class B Reorganization Share (as so computed), (c) the number of Class C Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class C Acquired Fund Shares by the net asset value of a Class C Reorganization Share (as so computed), (d) the number of Class I Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class I Acquired Fund Shares by the net asset value of a Class I Reorganization Share (as so computed), (e) the number of Class R Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R Acquired Fund Shares by the net asset value of a Class R Reorganization Share (as so computed), (f) the number of Class R1 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R1 Acquired Fund Shares by the net asset value of a Class R1 Reorganization Share (as so computed), (g) the number of Class R2 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R2 Acquired Fund Shares by the net asset value of a Class R2 Reorganization Share (as so computed), (h) the number of Class R3 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R3 Acquired Fund Shares by the net asset value of a Class R3 Reorganization Share (as so computed), (i) the number of Class R4 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R4 Acquired Fund Shares by the net asset value of a Class R4 Reorganization Share (as so computed), and (j) the number of Class R5 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R5 Acquired Fund Shares by the net asset value of a Class R5 Reorganization Share (as so computed).

2.3  Except for certain fair value determinations as described in paragraph 2.1 hereof, all computations of value shall be made by the Custodian in its capacity as pricing agent for the Surviving Fund and the Acquired Fund, as applicable, and in accordance with its regular practice in pricing the shares and assets of the Surviving Fund and the Acquired Fund, as applicable, using the relevant Fund’s Valuation Procedures.

3. Closing and Closing Date

3.1  The Closing Date shall be June 22, 2007 or such other date on or before         , 2007 as the parties may agree. The Closing shall be held at 5:00 p.m., Boston time, at the offices of the Trust, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2  Portfolio securities shall be transferred by the Acquired Fund to the Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the US Treasury Department’s book-entry system or by the Depository Trust Company or other third-party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4,

Rule 17f-5, or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of “State Street Bank and Trust Company, Custodian for the MFS Research Bond Fund” or in the name of any successor organization.

3.3  If on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the next business day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before [July 31], 2007, this Plan may be terminated by either Fund upon the giving of written notice to the other.

3.4  The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Closing Date (the “Shareholder List”). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund’s account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. Representations and Warranties

4.1  The Trust, on behalf of the Acquiring Fund, represents and warrants to the Surviving Fund as follows:

(a) The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out its obligations under this Plan.  Neither the Trust nor the Acquired Fund is required to qualify to do business in any other jurisdiction. This Plan has been duly authorized by the Trust, subject to the approval of the shareholders of the Acquired Fund.  The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Trust is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect; and the Acquired Fund is a separate series of the Trust duly constituted in accordance with the applicable provisions of the Trust’s Declaration of Trust and By-Laws and the laws of the Commonwealth of Massachusetts;

(c) The Trust is not, and the execution, delivery and performance of this Plan by the Trust will not result, in violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquired Fund is a party or by which the Trust or the Acquired Fund is bound;

(d) The Acquired Fund has no material contracts or other commitments (other than this Plan and agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with the Fund’s obligations under this Plan) that will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Trust or the Acquired Fund (or the Surviving Fund);

(e) Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust or the Acquired Fund or any of its properties or assets. Neither the Trust nor the Acquired Fund know of facts that might form the basis for the institution of such proceedings, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

(f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of April 30, 2006, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended April 30, 2006 and April 30, 2005 (copies of which have been furnished to the Surviving Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Acquired Fund as of April 30, 2006 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein, and the statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of October 31, 2006, and the related statement of operations for the fiscal semi-annual period then ended, and the statement of changes in net assets for the fiscal semi-annual period ended October 31, 2006 (copies of which have been furnished to the Surviving Fund) present fairly in all material respects the financial position of the Acquired Fund as of October 31, 2006 and the results of its operations and changes in net assets for the semi-annual period in accordance with accounting principles generally accepted in the United States of America, consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of October 31, 2006 not described therein;

(g) Since April 30, 2006, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Trust, on behalf of the Surviving Fund.  For the purposes of this subparagraph (g), a decline in net asset value per Acquired Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

(h)  As of the Closing Date, the Acquired Fund will have, within the times and in the manner prescribed by law, properly filed all required federal and other tax returns and reports which, to the knowledge of the Acquired Fund’s officers, are required to have been filed by the Acquired Fund by such date and all such returns and reports were complete and accurate in all material respects.  The Acquired Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund.  All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(i)  For each taxable year of its operations and since its inception, for federal income tax purposes, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to Acquired Fund for each taxable year since its inception and for the remainder of its current taxable year beginning May 1, [2006/2007] and ending on the Closing Date.

Acquired Fund will declare to Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of Acquired Fund’s investment company taxable income (as defined in section 852 of the Code), (computed in each case without regard to any deduction for dividends paid), and (c) all of Acquired Fund’s net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending on April 30, 2007 and the short taxable year beginning on May 1, 2007 and ending on the Closing Date.  Such dividends will be made to ensure continued qualification of Acquired Fund as a “regulated investment company” for tax purposes and to eliminate fund-level tax;

(j) The authorized capital of the Trust consists of an unlimited number of shares, currently divided into seven series and, with respect to the Acquired Fund, into ten classes at the date hereof. All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust (except as described in the Acquired Fund’s current prospectus and statement of additional information). All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. The Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(k) Except as previously disclosed to the Surviving Fund, at the Closing Date the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer, convey and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”);

(l) The execution, delivery and performance of this Plan have been duly authorized by all necessary action on the part of the Trust, on behalf of the Acquired Fund (with the exception of the approval of this Plan by the Acquired Fund’s shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund), and this Plan constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of such shareholders and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

(n) The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.7 hereof) (other than written information furnished by the Surviving Fund for inclusion therein, as covered by the Trust’s representation and warranty in paragraph 4.2(n) hereof), on the effective date of the Registration Statement, on the date of the Meeting (as defined in paragraph 5.2 hereof) and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder

(collectively, the “Acts”), and such as may be required under state securities laws;

(p) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund;

(q) The then-current prospectus and statement of additional information of the Acquired Fund, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(r) The Acquired Fund incurred the Liabilities in the ordinary course of its business.

4.2  The Trust, on behalf of the Surviving Fund, represents and warrants to the Acquired Fund as follows:

(a) The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Plan.  Neither the Trust nor the Surviving Fund is required to qualify to do business in any other jurisdiction. This Plan has been duly authorized by the Trust on behalf of the Surviving Fund.  The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted.

(b)  The Trust is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Surviving Fund is a separate series of the Trust duly constituted in accordance with the applicable provisions of the Trust’s Declaration of Trust and By-laws and the laws of the Commonwealth of Massachusetts;

(c) The then-current prospectus and statement of additional information of the Surviving Fund, as supplemented and updated from time to time (collectively, the “Surviving Fund Prospectus”), and the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein as covered by the Acquired Fund’s representation and warranty in paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) At the Closing Date, the Surviving Fund will have good and marketable title to its assets;

(e) The Surviving Fund is not, and the execution, delivery and performance of this Plan will not result, in violation of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Surviving Fund is a party or by which the Trust or the Surviving Fund is bound;

(f) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of the Trust or the Surviving Fund, threatened against the Trust or the Surviving Fund or any of its properties or assets.  Neither the Trust nor the Surviving Fund know of facts that might form the basis for the institution of such proceedings, and neither the

Trust nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transaction herein contemplated;

(g) The statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of April 30, 2006, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended April 30, 2006 and April 30, 2005 (copies of which have been furnished to the Acquired Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Surviving Fund as of April 30, 2006 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Surviving Fund as of the respective dates thereof not disclosed therein, and the statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of October 31, 2006, and the related statement of operations for the fiscal semi-annual period then ended, and the statement of changes in net assets for the fiscal semi-annual period ended October 31, 2006 (copies of which have been furnished to the Acquired Fund) present fairly in all material respects the financial position of the Surviving Fund as of October 31, 2006 and the results of its operations and changes in net assets for the semi-annual period in accordance with accounting principles generally accepted in the United States of America, consistently applied, and there are no known actual or contingent liabilities of the Surviving Fund as of October 31, 2006 not described therein;

(h) Since April 30, 2006, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund.  For the purposes of this subparagraph (i), a decline in net asset value per Surviving Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

(i) As of the Closing Date, the Trust, on behalf of the Surviving Fund, will have, within the times and in the manner prescribed by law, properly filed all federal and other tax returns and reports which, to the knowledge of the officers of the Trust, are required to be filed by the Trust on behalf of the Surviving Fund, and all such returns and reports were complete and accurate in all material respects.  The Trust, on behalf of the Surviving Fund, has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Surviving Fund.  All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(j) For each taxable year of its operations since its inception, for federal income tax purposes, the Surviving Fund has satisfied, and for the current taxable year, it will satisfy the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to the Surviving Fund for each taxable year since its inception and for the remainder of its current taxable year beginning May 1, [2006/2007] and ending on the Closing Date.

(k) The authorized capital of the Trust consists of an unlimited number of shares, currently divided into seven series and, with respect to the Surviving Fund, into fourteen classes.  All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust (except as described in the Surviving Fund’s current prospectus and statement of additional information).  The Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund

Shares, nor is there outstanding any security convertible into any Surviving Fund Shares shares;

(l) The execution, delivery and performance of this Plan have been duly authorized by all necessary action on the part of the Trust, on behalf of the Surviving Fund, and this Plan constitutes a valid and binding obligation of the Surviving Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The Reorganization Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Plan will be duly authorized at the Closing Date and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares and will be fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information);

(n) The  information to be furnished  by  the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

(o)  The Trust, on behalf of the  Surviving Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws or other securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

(p) All of the Surviving Fund’s issued and outstanding Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

(q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund, of the transactions contemplated by this Plan, except such as have been obtained under the Acts and such as may be required under state securities laws; and

(r) No consideration other than Reorganization Shares (and the Surviving Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

5. Covenants

5.1  Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

5.2  The Trust will call a meeting of shareholders of the Acquired Fund (the “Meeting”) to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3   The Trust covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Plan.

5.4  The Trust, acting on behalf of the Acquired Fund, will provide such information as the Surviving Fund reasonably requests concerning the ownership of Acquired Fund Shares, including the information specified in paragraph 3.4 hereof.

5.5  Subject to the provisions of this Plan, the Trust will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6  The Trust will furnish to the Surviving Fund on the Closing Date the Statement of Assets and Liabilities.  As promptly as practicable, but in any case within 60 days after the Closing Date, the Trust or its designee will furnish to the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Surviving Fund will succeed to and take into account as a result of Section 381 of the Code.

5.7  The Trust, on behalf of the Surviving Fund, will prepare and file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

5.8  The Trust,  on behalf of the Acquired Fund, will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the Acts, in connection with the Meeting to consider approval of this Plan.

5.9  The Trust agrees to provide the Surviving Fund with information applicable to the Acquired Fund required under the Acts for inclusion in the Registration Statement and the Proxy Statement.

6. Conditions Precedent to Obligations of the Trust on behalf of the Acquired Fund

The obligations of the Trust to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Trust, on behalf of the Surviving Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2  The Trust, on behalf of the Surviving Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and that the Trust and the Surviving Fund shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Plan at or prior to the Closing Date, and as to such other matters as the Acquired Fund shall reasonably request; and

6.3  The Trust shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company (“MFS”), the Surviving Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to the Acquired Fund, to the effect that:

(i)                                     The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement.  The Surviving Fund is a separate series of the Trust duly constituted in accordance with the Trust’s Declaration of Trust and By-laws;

(ii)                                  this Plan has been duly authorized, executed and delivered by the Trust on behalf of the Surviving Fund and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Plan by the Trust, on behalf of the Acquired Fund, is a valid and binding obligation of the Trust and the Surviving Fund enforceable against the Trust and the Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii)                               assuming that consideration therefor of not less than the net asset value thereof has been paid, the Reorganization Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Plan are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information), and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or the Trust’s Declaration of Trust or By-laws;

(iv)                              the execution and delivery of this Plan did not, and the consummation of the transactions contemplated hereby will not, violate the Trust’s Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the Trust or the Surviving Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Trust or the Surviving Fund is a party or by which it is bound;

(v)                                 to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Surviving Fund of the transactions contemplated herein, except such as has been obtained under the Acts and such as may be required under state securities laws;

(vi)                              the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the Trust or the Surviving Fund, are accurate in all material respects;

(vii)                           to the knowledge of such counsel, there are no legal or governmental proceedings relating to the Trust or the Surviving Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Registration Statement that are not described as required;

(viii)                        to the knowledge of such counsel, the Trust is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(ix)                                except as may have been previously disclosed by the Trust, on behalf of the Surviving Fund, in writing, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to the Trust or the Surviving Fund or any of their properties or assets, and neither the Trust nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, she generally reviewed and discussed certain of such statements with certain officers of the Surviving Fund and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement, the date of the Meeting or the Closing Date and only insofar as such statements relate to the Surviving Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the Acquired Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the Trust, its Board of Trustees and its officers and of the Acquired Fund.  Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Trust may reasonably request.

7. Conditions Precedent to Obligations of the Trust on behalf of the Surviving Fund

The obligations of the Trust, on behalf of the Surviving Fund, to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust, on behalf of the Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of the Trust on behalf of the Acquired Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2  The Trust, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund the Statement of Assets and Liabilities, together with a list of the Acquired Fund’s portfolio securities showing the federal income tax bases of and holding periods for such securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust;

7.3  The Trust, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and that the Acquired Fund shall have complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under this Plan at or prior to the Closing Date, and as to such other matters as the Surviving Fund shall reasonably request;

7.4  The Trust shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of MFS, the Acquired Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to the Surviving Fund to the effect that:

(a)                the Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement.  The Acquired Fund is a separate series of Trust IX duly constituted in accordance with the Trust’s Declaration of Trust and By-Laws;

(b)               this Plan has been duly authorized, executed and delivered by the Trust on behalf of the Surviving Fund and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Plan by the Trust on behalf of the Surviving Fund, is a valid and binding obligation of the Trust and the Acquired Fund enforceable against the Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)                the Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Plan, the Acquired Fund will have duly, sold, assigned, conveyed, transferred and delivered such assets to the Surviving Fund.

(d)               the execution and delivery of this Plan did not, and the consummation of the transactions contemplated hereby will not, violate the Trust’s  Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Trust or the Surviving Fund is a party or by which it is bound;

(e)                to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f)                  the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the Acquired Fund, are accurate in all material respects;

(g)               to the knowledge of such  counsel, there are no legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Proxy Statement that are not described as required;

(h)               assuming that consideration therefor of not less than the net asset value and the par value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement or any amendment thereto in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are validly issued and outstanding and fully paid and nonassessable (except as described in the Acquired Fund’s current prospectus and statement of additional information);

(i)                   to the knowledge of such counsel, the Trust is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(j)                   except as may have been previously disclosed in writing to the Surviving Fund by the Trust on behalf of the Acquired Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to the Trust or the Acquired Fund or any of the Acquired Fund’s properties or assets, and the Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, she generally reviewed and discussed certain of such statements with certain officers of the Trust and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to the Acquired Fund, the Proxy Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the Surviving Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the Trust, its Board of Trustees and its officers, and the Surviving Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Surviving Fund may reasonably request.

7.5  The assets of the Acquired Fund to be acquired by the Surviving Fund will include no assets which the Surviving Fund, by reason of limitations contained in the Trust’s Declaration of Trust or of investment restrictions disclosed in the Surviving Fund’s prospectus and statement of additional information in effect on the Closing Date, may not properly acquire.

8.              Further Conditions Precedent

The obligations of the Trust are, at the option of the Fund to which such obligations are owed, each subject to the further conditions that on or before the Closing Date:

8.1  This  Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Fund Shares in accordance with the provisions of the Trust’s Declaration of Trust and By-Laws and the 1940 Act and the rules thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund;

8.2  On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including “no-action” positions of such federal or state authorities) deemed necessary by the Trust, on behalf of each Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Fund may waive any such conditions for itself;

8.4  The Registration Statement shall have become effective under the 1933 Act and, as of the Closing Date, no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5  The Acquired Fund shall have declared to Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending on April 30, 2007 and the short taxable year beginning on May 1, 2007 and ending on the Closing Date;

8.6  The Trust shall have received an opinion of Ropes & Gray LLP (“Tax Counsel”), reasonably satisfactory to it, as to the federal income tax consequences mentioned below (the “Tax Opinion”).  In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Plan, which Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to Tax Counsel and certificates delivered pursuant to this Plan. The Tax Opinion shall be substantially to the effect that, [although not free from doubt], based on the existing provisions of the Code, Treasury regulations, current administrative rules, and court decisions, on the basis of the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

(a)                      the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Surviving Fund and Acquired Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)                     no gain or loss will be recognized by Surviving Fund upon the receipt of the Assets of Acquired Fund in exchange for Reorganization Shares and the assumption by Surviving Fund of the Liabilities of Acquired Fund;

(c)                      the basis in the hands of Surviving Fund of the Assets of Acquired Fund transferred to Surviving Fund in the Transaction will be the same as the basis of such Assets in the hands of Acquired Fund immediately prior to the transfer;

(d)                     the holding periods of the Assets of Acquired Fund in the hands of Surviving Fund will include the periods during which such Assets were held by Acquired Fund;

(e)                      no gain or loss will be recognized by Acquired Fund Shareholders upon the transfer of Acquired Fund’s Assets to Surviving Fund in exchange for Reorganization Shares and the assumption by Surviving Fund of the Liabilities of Acquired Fund, or upon the distribution of Reorganization Shares by Acquired Fund to its shareholders in liquidation pursuant to this Plan;

(f)                        no gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for Reorganization Shares;

(g)                     the aggregate basis of Reorganization Shares that an Acquired Fund Shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefor;

(h)                     an Acquired Fund Shareholder’s holding period for his or her Reorganization Shares will be determined by including the period for which he or she held the Acquired Fund shares exchanged therefor, provided that he or she held such Acquired Fund shares as capital assets; and

(i)                         the Surviving Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Notwithstanding the above, the Tax Opinion will state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Acquired Fund Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.  The Trust agrees to make and provide additional representations to Tax Counsel with respect to the Surviving Fund and the Acquired Fund, respectively, that are reasonably necessary to enable Tax Counsel to deliver the Tax Opinion.  Notwithstanding anything herein to the contrary, the Trust may not waive in any material respect the condition set forth in this paragraph 8.6.

8.7  The Board of Trustees of each Fund shall have determined, with respect to each Fund, that the Reorganization is in the best interests of the Fund and is not dilutive of the interests of the Fund’s existing shareholders and, based on such determinations, shall have approved this Plan and the transactions contemplated thereby.

9.              Brokerage Fees and Expenses; Contingent Deferred Sales Charges; Certain Tax Matters; Certain Records

9.1  The Trust, on behalf of each Fund, represents and warrants to the other Fund that there are no brokers or finders entitled to receive any payments from any party to this Plan in connection with the transactions provided for herein.

9.2  Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Plan, whether or not the Reorganization is consummated.

9.3  Reorganization  Shares issued in connection with the Reorganization will not be subject to any initial sales charge; however, if any Acquired Fund Shares are at the Closing Date subject to a contingent deferred sales charge (a “CDSC”), the Surviving Fund CDSC schedule and the methodology of aging such shares as set forth in the Surviving Fund Prospectus will apply to the Reorganization Shares issued in respect of such Acquired Fund Shares, and the Reorganization Shares received by Acquired Fund Shareholders pursuant to paragraph  1.4 hereof will, for purposes of calculating the CDSC, if applicable, and determining when the Surviving Fund’s Class B shares will convert to Class A shares of the Surviving Fund, be treated as if purchased on the original date of purchase of such Acquired Fund Shares.

9.4  The Trust agrees that it or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing May 1, 2007 and ending on the Closing Date.

9.5  The Trust, on behalf of the Acquired Fund, agrees that it or its designee shall deliver to the Surviving Fund on the Closing Date or as soon thereafter as possible: (a) Acquired Fund shareholder statements and tax forms (i.e., Forms 1099) for the taxable years ended April 30, 2007 and April  30, 2006, and the short taxable year commencing on May 1, 2007 and ending on the Closing Date (all on microfilm or microfiche, if available); (b) detailed records indicating the status of all certificates representing ownership of the Acquired Fund Shares issued since inception of the Acquired Fund (e.g., indicating whether the certificates are outstanding or cancelled); and (c) for each Acquired Fund Shareholder, a record indicating the dollar amount of such shareholder’s Acquired Fund Share holdings as of such date representing that portion of such holdings subject to a CDSC as of such date and that portion of such holdings not subject to a CDSC as of such date, together with such other information with respect thereto as the Surviving Fund may reasonably request.

10.       Entire Plan

The Trust agrees on behalf of each Fund that neither it nor either Fund has made any representation, warranty or covenant not set forth herein or referred to in Article 4 hereof or required in connection with paragraph 8.6 hereof and that this Plan constitutes the entire agreement between the parties.

11. Termination

11.1  This Plan may be terminated by the mutual agreement of both Funds.  In addition, the Trust may at its option terminate this Plan unilaterally at or prior to the Closing Date on behalf of either Fund because of:

(a)                      a material breach by the other Fund of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

(b)                     a condition herein expressed to be precedent to the obligations of the terminating Fund that has not been met and that reasonably appears will not or cannot be met.

11.2  In the event of any such termination, there shall be no liability for damages on the part of the Trust or either Fund, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Plan.

12. Amendments

This Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust acting on behalf of both Funds; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Plan to their detriment without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Plan to change the Closing Date.

13. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be personally delivered or given by prepaid telegraph, telecopy or certified mail addressed to the Trust, on behalf of the MFS Intermediate Investment Grade Bond Fund or the Trust, on behalf the MFS Research Bond Fund (as applicable), 500 Boylston Street, Boston, Massachusetts 02116, Attention: Assistant Secretary.

14. Miscellaneous

14.1   The article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

14.2   This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

14.3   This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.4   This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

14.5   A copy of the Trust’s  Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust acknowledges that the obligations of or arising out of this instrument are not binding individually upon any of the trustees, officers, employees, agents or shareholders of the Trust or the Funds, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder.  The Trust further acknowledges that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations arising out of this instrument are binding solely upon the assets or property of the Funds.

14.6   Notwithstanding Article 12 of this Plan, but subject to the first proviso contained therein, either party to this Plan, with the consent of its President, Vice President, Secretary or Assistant Secretary, may waive any condition (other than that contained in paragraph 8.6 hereof) or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of

MFS INTERMEDIATE INVESTMENT GRADE BOND FUND

by and exchange for shares of

MFS RESEARCH BOND FUND,

each a series of MFS Series Trust IX

April 16, 2007

This Statement of Additional Information (the “Statement”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of the MFS Research Bond Fund (the “Research Bond Fund”) dated April 16, 2007 relating to the sale of all or substantially all of the assets of the MFS Intermediate Investment Grade Bond Fund (the “Intermediate Investment Grade Bond Fund”) to the Research Bond Fund.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus.  This Statement should be read in conjunction with the Prospectus.   Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116-3741, or by calling 1-800-225-2606.

TABLE OF CONTENTS

Additional Information about the Research Bond Fund	B-1
Additional Information about the Intermediate Investment Grade Bond Fund	B-2
Independent Registered Public Accounting Firm and Financial Statements	B-2
Unaudited Pro Forma Financial Statements	B-2

ADDITIONAL INFORMATION ABOUT THE RESEARCH BOND FUND

The Research Bond Fund’s Statement of Additional Information dated September 1, 2006, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

ADDITIONAL INFORMATION ABOUT THE INTERMEDIATE INVESTMENT GRADE BOND FUND

The Intermediate Investment Grade Bond Fund’s Statement of Additional Information dated September 1, 2006, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP is the Independent Registered Public Accounting Firm for the Research Bond Fund and for the Intermediate Investment Grade Bond Fund, providing audit services, tax return review, and other related services and assistance in connection with the review of various Securities and Exchange Commission filings for Intermediate Investment Grade Bond Fund and Research Bond Fund.

The following documents are incorporated by reference into this Statement: (i) the Research Bond Fund’s Annual Report for the fiscal year ended April 30, 2006; (ii) the Intermediate Investment Grade Bond Fund’s Annual Report for the fiscal year ended April 30, 2006; (iii) the Research Bond Fund’s Semi-Annual Report for the fiscal semi-annual period October 31, 2006; and (iv) the Intermediate Investment Grade Bond Fund’s Semi-Annual Report for the fiscal semi-annual period October 31, 2006.  The audited annual financial statements for the Research Bond Fund and the Intermediate Investment Grade Bond Fund are incorporated by reference into the Prospectus and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP, given on their authority as experts in auditing and accounting.

Annual or semi-annual reports may be obtained by contacting MFS Service Center, Inc., (addresses noted above) and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov).  Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington D.C. 20549-0102.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The accompanying unaudited pro forma combined statements of investment portfolios and assets and liabilities assumes that the exchange described in the next paragraph occurred on October 31, 2006 and the unaudited pro forma combined statement of operations for the twelve months ended October 31, 2006 presents the results of operations of Research Bond Fund as if the combination with Intermediate Investment Grade Bond Fund had been consummated on the first day of the twelve-month period ended October 31, 2006.  The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated on the first day of the twelve-month period ended October 31, 2006.  The historical statements have been derived from the Research Bond

Fund’s and the Intermediate Investment Grade Bond Fund’s books and records utilized in calculating daily net asset value on October 31, 2006 and for the twelve month period then ended.

The pro forma statements give effect to the proposed transfer of all of the assets of the Intermediate Investment Grade Bond Fund to the Research Bond Fund in exchange for the assumption by the Research Bond Fund of the stated liabilities of the Intermediate Investment Grade Bond Fund and for a number of the Research Bond Fund’s shares equal in value to the value of the net assets of the Intermediate Investment Grade Bond Fund transferred to the Research Bond Fund.  Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Research Bond Fund for pre-combination periods will not be restated.

The unaudited pro forma combined financial statements should be read in conjunction with the separate financial statements of the Research Bond Fund and the Intermediate Investment Grade Bond Fund incorporated by reference in this Statement of Additional Information.

FINANCIAL STATEMENTS	Statement of Assets and Liabilities (Unaudited)

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

	MFS	MFS	Pro Forma		Pro Forma
At 10/31/06	Intermediate Bond Fund	Research Bond Fund	Adjustments		Combined Fund
Assets:
Investments, at value (identified cost, $2,020,896,530, $403,369,358 and $2,424,265,888, respectively)	$399,641,264	$2,025,768,616	$—		$2,425,409,880
Cash	2,599,174	1,109,732	—		3,708,906
Receivable for investments sold	2,605	4,340,903	—		4,343,508
Receivable for fund shares sold	702,460	7,439,209	—		8,141,669
Interest receivable	4,163,975	23,546,398	—		27,710,373
Receivable from investment adviser	—	6,811	—		6,811
Unrealized appreciation on credit default swaps	—	1,976	—		1,976
Total assets	$407,109,478	$2,062,213,645	$—		$2,469,323,123
Liabilities:
Distributions payable	$258,639	$2,241,949	$—		$2,500,588
Payable for daily variation margin on open futures contracts	57,656	670,500	—		728,156
Payable for investments purchased	3,588,676	7,555,230	—		11,143,906
Payable for fund shares reacquired	430,668	3,084,078	—		3,514,746
Unrealized depreciation on credit default swaps	—	50,325	—		50,325
Payable to affiliates-
Management fee	6,590	39,060	—		45,650
Shareholder servicing costs	8,491	69,365	—		77,856
Distribution and service fees	1,446	17,760	—		19,206
Administrative services fee	432	1,951	—		2,383
Program manager fees	—	15	—		15
Retirement plan administration and services fees	11	410	—		421
Payable for independent trustees’ compensation	888	2,116	—		3,004
Estimated Reorganization Costs	—	—	98,729	(a)	98,729
Accrued expenses and other liabilities	141,845	305,373	—		447,218
Total liabilities	$4,495,342	$14,038,132	$98,729		$18,632,203
Net assets	$402,614,136	$2,048,175,513	$(98,729)		$2,450,690,920

Net assets consist of:
Paid-in capital	$416,025,808	$2,104,774,535	$—		$2,520,800,343
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(3,825,344)	3,172,295	—		(653,049)
Accumulated net realized gain (loss) on investments	(9,127,849)	(54,112,877)	—		(63,240,726)
Accumulated distributions in excess of net investment income	(458,479)	(5,658,440)	(98,729	)(a)	(6,215,648)
Net assets	$402,614,136	$2,048,175,513	$(98,729)		$2,450,690,920

Shares of beneficial interest outstanding	40,820,151	204,354,172	40,178,248		244,532,420

Net assets:
Class A shares	$78,111,373	$1,026,703,363	$(30,216	)(a)	$1,104,784,520
Class B shares	9,238,185	74,151,186	(2,743	)(a)	83,386,628
Class C shares	4,883,519	62,208,672	(1,854	)(a)	67,090,337
Class I shares	308,976,345	804,594,503	(62,282	)(a)	1,113,508,566
Class W shares	—	139,660	(2	)(a)	139,658
Class R shares	257,461	34,540,394	(647	)(a)	34,797,208
Class R1 shares	62,252	1,208,521	(31	)(a)	1,270,742
Class R2 shares	217,482	2,123,842	(71	)(a)	2,341,253
Class R3 shares	646,300	19,758,957	(448	)(a)	20,404,809
Class R4 shares	168,163	21,271,416	(400	)(a)	21,439,179
Class R5 shares	53,056	365,534	(15	)(a)	418,575
Class 529A shares	—	656,342	(12	)(a)	656,330
Class 529B shares	—	159,825	(3	)(a)	159,822
Class 529C shares	—	293,298	(5	)(a)	293,293
Total	$402,614,136	$2,048,175,513	$(98,729)		$2,450,690,920

Shares outstanding:
Class A shares	7,917,846	102,459,979	7,795,546	(b)	110,255,525
Class B shares	936,560	7,386,958	920,138	(b)	8,307,096
Class C shares	494,442	6,197,591	486,406	(b)	6,683,997
Class I shares	31,328,931	80,271,701	30,835,963	(b)	111,107,664
Class W shares	—	13,941	—		13,941
Class R shares	26,114	3,447,544	25,695	(b)	3,473,239
Class R1 shares	6,307	120,365	6,200	(b)	126,565
Class R2 shares	22,034	211,295	21,640	(b)	232,935
Class R3 shares	65,498	1,973,438	64,565	(b)	2,038,003
Class R4 shares	17,043	2,124,042	16,800	(b)	2,140,842
Class R5 shares	5,376	36,491	5,295	(b)	41,786
Class 529A shares	—	65,672	—		65,672
Class 529B shares	—	15,916	—		15,916
Class 529C shares	—	29,239	—		29,239
Total	40,820,151	204,354,172	40,178,248		244,532,420

Net asset value
Class A shares	$9.87	$10.02			$10.02
Class B shares	$9.86	$10.04			$10.04
Class C shares	$9.88	$10.04			$10.04
Class I shares	$9.86	$10.02			$10.02
Class W shares	$—	$10.02			$10.02
Class R shares	$9.86	$10.02			$10.02
Class R1 shares	$9.87	$10.04			$10.04
Class R2 shares	$9.87	$10.05			$10.05
Class R3 shares	$9.87	$10.01			$10.01
Class R4 shares	$9.87	$10.01			$10.01
Class R5 shares	$9.87	$10.02			$10.02
Class 529A shares	$—	$9.99			$9.99
Class 529B shares	$—	$10.04			$10.04
Class 529C shares	$—	$10.03			$10.03

(a) Adjustments are the result of reorganization expenditures and will not be borne by pro forma combined fund on a going forward basis.

(b) If the reorganization had taken place on October 31, 2006, the MFS Intermediate Bond Fund would have received 7,795,546, 920,138, 486,406, 30,835,963, 25,695, 6,200, 21,640, 64,565, 16,800, and 5,295 for Class A, Class B, Class C, Class I, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5, respectively, of the MFS Research Bond Fund, which would be available for distribution to its shareholders.  No assurances can be given as to the number of Reorganization Shares the MFS Intermediate Bond Fund will receive on the Exchange Date.  The foregoing is merely an example of what the MFS Intermediate Bond Fund would have received and distributed had the reorganization been consummated on October 31, 2006, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

See Notes to Financial Statements

FINANCIAL STATEMENTS	Statement of Operations (Unaudited)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

	MFS	MFS	Pro Forma		Pro Forma
Year Ended 10/31/06	Intermediate Bond Fund	Research Bond Fund	Adjustments		Combined Fund
Net investment income:
Income-
Interest	$18,892,703	$90,106,656	$—		$108,999,359
Foreign taxes withheld	—	(16,979)	—		(16,979)
Total investment income	$18,892,703	$90,089,677	$—		$108,982,380

Expenses -
Management fee	$1,875,708	$8,722,861	$—		$10,598,569
Distribution and service fees	407,092	4,880,950	—		5,288,042
Program manager fees	—	2,612	—		2,612
Shareholder servicing costs	444,764	2,364,513	—		2,809,277
Administrative services fee	59,148	253,071	—		312,219
Retirement plan administration and services fees	1,670	58,644	(16,504	)(F)	43,810
Independent trustees’ compensation	11,149	36,208	(11,149	)(A)	36,208
Custodian fee	162,475	515,170	(75,000	)(A)	602,645
Shareholder communications	33,109	315,223	(15,000	)(A)	333,332
Auditing fees	46,246	56,506	(46,246	)(A)	56,506
Legal fees	10,050	39,147	(5,000	)(A)	44,197
Reorganization costs	—	—	98,729	(G)	98,729
Miscellaneous	137,668	286,099	(40,000	)(A)	383,767
Total expenses	$3,189,079	$17,531,004	$(110,170)		$20,609,913
Fees paid indirectly	(30,437)	(139,583)	—		(170,020)
Reduction of expenses by investment adviser and distributor	(929,577)	(4,882,144)	(420,585	)(B)	(6,232,306)
Net expenses	$2,229,065	$12,509,277	$(530,755)		$14,207,587
Net investment income	$16,663,638	$77,580,400	$530,755		$94,774,793

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis) -
Investment transactions	$(1,694,629)	$(19,313,651)	$—		$(21,008,280)
Futures contracts	(55,985)	(3,279,165)	—		(3,335,150)
Swap transactions	—	(191,448)	—		(191,448)
Foreign currency transactions	—	(32,177)	—		(32,177)
Net realized gain (loss) on investments	$(1,750,614)	$(22,816,441)	$—		$(24,567,055)

Change in unrealized appreciation (depreciation) -
Investments	$2,821,316	$30,446,041	$—		$33,267,357
Futures contracts	(298,093)	(1,651,442)	—		(1,949,535)
Swap transactions	—	(48,349)	—		(48,349)
Net unrealized gain (loss) on investments	$2,523,223	$28,746,250	$—		$31,269,473
Net realized and unrealized gain (loss) on investments	$772,609	$5,929,809	$—		$6,702,418
Change in net assets from operations	$17,436,247	$83,510,209	$530,755		$101,477,211

(A)      Expenditures are reduced as a result of the elimination of duplicative functions.

(B)      Expense reduction adjusted to reflect the application of the contractual management fee, expense cap and retirement administrative fee rates in effect on the pro forma combined fund.

(F)       Expenditures are reduced to reflect the application of permaneavnt waivers effective April 1, 2007 on the pro forma combined fund.

(G)     Expenditures associated with the reorganization.

See Notes to Financial Statements

Portfolio of Investments and Pro Forma Combined Portfolio of Investments (unaudited)
October 31, 2006

	MFS		MFS			Pro Forma
Stocks	Research Bond Fund		Intermediate Investment Grade Bond Fund		Pro Forma	Combined
	Shares/Par	Value ($)	Shares/Par	Value ($)	Adjustments	Shares/Par	Value ($)
Issuer
Airlines
American Airlines Corp., 3.857%, 2010	$—	$—	$294,028	$278,562	$	$294,028	$278,562
Asset Backed & Securitized
Accredited Mortgage Loan Trust, FRN, 5.53%, 2035	$—	—	$1,313,644	$1,314,293	$	$1,313,644	$1,314,293
Aesop Funding II LLC, 2.78%, 2007(n)	1,164,667	$1,161,552	400,000	398,930		1,564,667	1,560,482
AmeriCredit Automobile Receivables Trust, 3.67%, 2009	1,747,408	1,746,698	1,005,992	1,005,589		2,753,400	2,752,287
Amresco Commercial Mortgage Funding I, 7%, 2029	558,000	560,046	—	—		558,000	560,046
Anthracite CDO III Ltd., 6.077%, 2039(z)	5,000,000	5,043,380	—	—		5,000,000	5,043,380

ARCap REIT, Inc., “G”, 6.1%, 2045(n)	2,354,000	2,135,309	—	—		2,354,000	2,135,309
ARCap REIT, Inc., “H”, 6.1%, 2045(n)	1,200,897	1,078,039	—	—		1,200,897	1,078,039
Banc of America Commercial Mortgage, Inc., FRN, 4.857%, 2043	3,581,684	3,478,680	—	—		3,581,684	3,478,680
Banc of America Commercial Mortgage, Inc., FRN, 5.7756%, 2045	6,220,000	6,459,565	—	—		6,220,000	6,459,565
Banc of America Commercial Mortgage, Inc., FRN, 5.1815%, 2047	—	—	1,400,000	1,395,407		1,400,000	1,395,407
Banc of America Commercial Mortgage, Inc., FRN, 5.1815%, 2047	4,770,000	4,750,140	—	—		4,770,000	4,750,140
Bayview Commercial Asset Trust, 0.775%, 2035(i)	47,352,025	3,879,877	—	—		47,352,025	3,879,877
Bayview Commercial Asset Trust, 1.1688%, 2036(i)(z)	46,356,560	5,807,096	—	—		46,356,560	5,807,096
Bayview Commercial Asset Trust, 1.1396%, 2036(i)(z)	22,162,433	2,768,256	—	—		22,162,433	2,768,256
Bayview Commercial Asset Trust, FRN, 0.84%, 2013(i)	21,701,761	1,638,657	—	—		21,701,761	1,638,657
Bayview Commercial Asset Trust, FRN, 0.84%, 2036(i)(z)	31,323,259	2,775,420	—	—		31,323,259	2,775,420
Bayview Commercial Asset Trust, FRN, 0.8788%, 2036(i)(z)	24,382,060	2,234,694	6,176,763	566,120		30,558,823	2,800,814
Bayview Commercial Asset Trust, FRN, 5.63%, 2035(n)	—	—	1,518,374	1,521,374		1,518,374	1,521,374
Bayview Commercial Asset Trust, FRN, 5.59%, 2036(z)	—	—	1,064,738	1,064,733		1,064,738	1,064,733
Bayview Financial Acquisition Trust, FRN, 5.402%, 2035	2,561,000	2,550,997	1,552,000	1,545,938		4,113,000	4,096,935
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	2,283,000	2,243,048	1,668,000	1,638,810		3,951,000	3,881,858
Bayview Financial Revolving Mortgage Loan Trust, FRN, 6.12%, 2040(z)	4,250,000	4,256,013	734,717	735,756		4,984,717	4,991,769
Bear Stearns Commercial Mortgage Securities, Inc., 4.945%, 2041	—	—	1,500,000	1,484,735		1,500,000	1,484,735
Bear Stearns Commercial Mortgage Securities, Inc., FRN, 5.116%, 2041	3,434,786	3,398,750	—	—		3,434,786	3,398,750
Brascan Real Estate, FRN, 6.9738%, 2040(z)	—	—	418,000	418,042		418,000	418,042
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011(z)	—	—	254,094	251,249		254,094	251,249
Capital One Auto Finance Trust, 2.47%, 2010	—	—	1,665,127	1,649,313		1,665,127	1,649,313
Capital One Auto Finance Trust, 3.18%, 2010	2,056,998	2,030,701	859,590	848,600		2,916,588	2,879,301
Capital Trust Realty CDO Ltd., 5.16%, 2035(z)	4,660,000	4,587,916	—	—		4,660,000	4,587,916
Centex Home Equity Loan Trust, FRN, 3.9%, 2024	—	—	73,443	73,148		73,443	73,148
Centex Home Equity Loan Trust, 4.14%, 2028	3,939,000	3,902,682	—	—		3,939,000	3,902,682
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.648%, 2048	7,300,000	7,427,750	—	—		7,300,000	7,427,750
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.2255%, 2044	4,080,000	4,084,182	1,810,000	1,811,855		5,890,000	5,896,037
Commercial Mortgage Acceptance Corp., 7.03%, 2031	2,805,132	2,903,374	997,836	1,032,782		3,802,968	3,936,156
Commercial Mortgage Pass-Through Certificates, FRN, 5.7941%, 2046	6,830,000	7,097,231	—	—		6,830,000	7,097,231
Commercial Mortgage Asset Trust, FRN, 0.884%, 2032(i)(n)	—	—	4,799,270	191,413		4,799,270	191,413
Commercial Mortgage Pass-Through Certificates, FRN, 5.51%, 2017(n)	—	—	1,500,000	1,500,127		1,500,000	1,500,127
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	—	—	665,585	659,850		665,585	659,850
Countrywide Asset-Backed Certificates, FRN, 5.43%, 2036	—	—	1,107,000	1,106,053		1,107,000	1,106,053
Countrywide Asset-Backed Certificates, FRN, 5.689%, 2046	—	—	3,720,000	3,743,531		3,720,000	3,743,531
CPS Auto Receivables Trust, 3.5%, 2009(z)	38,642	38,310	—	—		38,642	38,310
CPS Auto Receivables Trust, 3.52%, 2009(z)	111,287	110,173	19,926	19,727		131,213	129,900
CPS Auto Receivables Trust, 2.89%, 2009(z)	202,793	199,688	38,119	37,535		240,912	237,223
Credit Suisse Commercial Mortgage Trust, 5.509%, 2039	6,345,305	6,404,583	—	—		6,345,305	6,404,583
Credit-Based Asset Servicing and Securities, FRN, 5.303%, 2035	3,149,403	3,139,830	2,768,871	2,760,454		5,918,274	5,900,284
Crest G-Star CDO, 6.95%, 2032(z)	6,526,000	6,743,943	—	—		6,526,000	6,743,943
CRIIMI MAE CMBS Corp., 6.701%, 2030(n)	5,136	5,131	—	—		5,136	5,131
CRIIMI MAE Commercial Mortgage Trust, 7%, 2033(n)	990,708	991,699	77,968	78,045		1,068,676	1,069,744
Deutsche Mortgage & Asset Receiving Corp., 6.538%, 2031	777,267	784,469	413,174	417,002		1,190,441	1,201,471
Deutsche Mortgage & Asset Receiving Corp., 7.5%, 2031	1,635,000	1,802,194	—	—		1,635,000	1,802,194
DLJ Commercial Mortgage Corp., 7.95%, 2010	—	—	1,000,000	1,094,084		1,000,000	1,094,084
Drive Auto Receivables Trust, 2.5%, 2009(n)	1,261,355	1,240,181	—	—		1,261,355	1,240,181
E*TRADE RV & Marine Trust, 3.62%, 2018	994,000	957,718	912,000	878,711		1,906,000	1,836,429
Falcon Franchise Loan LLC, 7.382%, 2010(n)	1,464,231	1,503,623	239,306	245,744		1,703,537	1,749,367
Falcon Franchise Loan LLC, FRN, 2.728%, 2023(i)(n)	590,644	64,368	—	—		590,644	64,368
Falcon Franchise Loan LLC, FRN, 3.8455%, 2025(i)	8,399,707	1,318,418	—	—		8,399,707	1,318,418
Falcon Franchise Loan LLC, FRN, 3.8455%, 2025(i)(z)	—	—	918,838	144,221		918,838	144,221
First Union National Bank Commercial Mortgage Trust, FRN, 0.9471%, 2043(i)(n)	23,000,341	771,852	7,777,552	261,001		30,777,893	1,032,853
First Union-Lehman Brothers Bank of America, FRN, 0.4894%, 2035(i)	24,157,492	384,744	—	—		24,157,492	384,744
First Union-Lehman Brothers Commercial Mortgage Trust, FRN, 7.5%, 2029	951,027	1,077,901	—	—		951,027	1,077,901
GE Capital Commercial Mortgage Corp., 6.269%, 2035	2,042,000	2,142,910	—	—		2,042,000	2,142,910
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	—	—	3,720,000	3,755,400		3,720,000	3,755,400
Gramercy Real Estate CDO Ltd., FRN, 5.6969%, 2035	—	—	1,200,000	1,200,468		1,200,000	1,200,468
Greenwich Capital Commercial Funding Corp., FRN, 5.317%, 2036	5,908,072	5,924,667	—	—		5,908,072	5,924,667
Greenwich Capital Commercial Funding Corp., FRN, 5.224%, 2037	3,357,664	3,344,204	—	—		3,357,664	3,344,204
Greenwich Capital Commercial Funding Corp., FRN, 4.569%, 2042	5,335,000	5,193,482	—	—		5,335,000	5,193,482

	MFS		MFS			Pro Forma
Stocks	Research Bond Fund		Intermediate Investment Grade Bond Fund		Pro Forma	Combined
	Shares/Par	Value ($)	Shares/Par	Value ($)	Adjustments	Shares/Par	Value ($)
Issuer
Holmes Financing PLC, FRN, 6.0938%, 2040	—	—	470,000	470,658		470,000	470,658
Household Automotive Trust, 3.44%, 2009	500,582	495,428	167,279	165,557		667,861	660,985
IKON Receivables Funding LLC, 3.27%, 2011	1,098,337	1,091,096	74,361	73,871		1,172,698	1,164,967
IMPAC CMB Trust, FRN, 5.69%, 2034	—	—	664,240	664,615		664,240	664,615
IMPAC CMB Trust, FRN, 5.78%, 2034	—	—	332,120	332,396		332,120	332,396
IMPAC Secured Assets Corp., FRN, 5.67%, 2036	—	—	1,382,822	1,385,237		1,382,822	1,385,237
JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, 2046	—	—	2,195,695	2,158,723		2,195,695	2,158,723
JPMorgan Chase Commercial Mortgage Securities Corp., 5.44%, 2045(z)	5,295,270	5,330,890	—	—		5,295,270	5,330,890
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.2117%, 2041	4,431,054	4,430,853	—	—		4,431,054	4,430,853
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.3444%, 2042(n)	4,130,000	4,045,035	—	—		4,130,000	4,045,035
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.936%, 2042	5,061,203	4,933,762	1,731,853	1,688,245		6,793,056	6,622,007
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.3643%, 2043	5,666,655	5,693,733	1,830,177	1,838,922		7,496,832	7,532,655
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.855%, 2043	6,220,000	6,472,783	—	—		6,220,000	6,472,783
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.038%, 2046	6,001,863	5,901,155	—	—		6,001,863	5,901,155
LB-UBS Commercial Mortgage Trust, FRN, 5.413%, 2039	2,805,866	2,820,834	—	—		2,805,866	2,820,834
Lehman Brothers Commercial Conduit Mortgage Trust, 6.48%, 2030	—	—	827,629	833,514		827,629	833,514
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.489%, 2035(i)	27,874,322	405,153	6,517,406	94,731		34,391,728	499,884
Long Beach Auto Receivables Trust, FRN, 2.841%, 2010	2,659,481	2,605,008	657,233	643,771		3,316,714	3,248,779
Merrill Lynch Mortgage Investors, Inc., FRN, 6.8814%, 2030	—	—	170,000	172,601		170,000	172,601
Merrill Lynch Mortgage Investors, Inc., FRN, 5.45%, 2037	—	—	3,976,000	3,967,152		3,976,000	3,967,152
Merrill Lynch Mortgage Trust, FRN, 5.6603%, 2039	—	—	2,367,000	2,419,768		2,367,000	2,419,768
Merrill Lynch Mortgage Trust, FRN, 5.6603%, 2039	7,423,000	7,645,451	—	—		7,423,000	7,645,451
Morgan Stanley ABS Capital I, FRN, 5.53%, 2035	—	—	428,104	428,275		428,104	428,275
Morgan Stanley Capital I, Inc., 6.86%, 2010	1,026,554	1,025,688	—	—		1,026,554	1,025,688
Morgan Stanley Capital I, Inc., 7.3%, 2030(n)	3,362,000	3,432,259	—	—		3,362,000	3,432,259
Morgan Stanley Capital I, Inc., FRN, 7.3107%, 2030	630,000	644,341	—	—		630,000	644,341
Morgan Stanley Capital I, Inc., FRN, 0.8743%, 2031(i)(n)	19,369,583	360,642	3,994,535	74,374		23,364,118	435,016
Mortgage Capital Funding, Inc., FRN, 0.708%, 2031(i)	13,454,060	116,933	1,644,552	14,293		15,098,612	131,226
Multi-Family Capital Access One, Inc., 6.65%, 2024	1,171,527	1,193,129	502,586	511,853		1,674,113	1,704,982
Nationslink Funding Corp., FRN, 0.4935%, 2030(i)	7,453,360	104,623	—	—		7,453,360	104,623
Nationslink Funding Corp., 6.476%, 2030	—	—	395,623	401,290		395,623	401,290
New Century Home Equity Loan Trust, FRN, 4.532%, 2035	3,000,000	2,961,350	2,000,000	1,974,233		5,000,000	4,935,583
Nomura Asset Acceptance Corp., FRN, 4.423%, 2034	2,183,092	2,158,113	800,467	791,308		2,983,559	2,949,421
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 5.29%, 2036	—	—	2,588,328	2,595,651		2,588,328	2,595,651
People’s Choice Home Loan Securities Trust, FRN, 5.59%, 2035	—	—	1,737,413	1,738,127		1,737,413	1,738,127
Popular ABS Mortgage Pass-Through Trust, FRN, 4.62%, 2035	2,038,504	2,013,891	1,051,457	1,038,761		3,089,961	3,052,652
Preferred Term Securities IV Ltd., CDO, FRN, 7.64%, 2031(z)	2,850,000	2,864,250	—	—		2,850,000	2,864,250
Preferred Term Securities XIX Ltd., CDO, FRN, 5.74%, 2035(z)	7,800,000	7,800,000	—	—		7,800,000	7,800,000
Prudential Securities Secured Financing Corp., FRN, 6.9813%, 2013	1,838,000	1,987,602	—	—		1,838,000	1,987,602
Putnam Structured Product Funding, CDO, FRN, 5.77%, 2008(z)	—	—	305,085	305,082		305,085	305,082
Residential Asset Mortgage Products, Inc., 3.878%, 2035	2,026,274	2,012,387	—	—		2,026,274	2,012,387
Residential Asset Mortgage Products, Inc., FRN, 4.9708%, 2034	2,727,000	2,665,361	2,100,000	2,052,533		4,827,000	4,717,894
Residential Asset Mortgage Products, Inc., FRN, 5.53%, 2035	—	—	2,367,551	2,369,340		2,367,551	2,369,340
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	5,795,000	5,771,934	3,000,000	2,988,059		8,795,000	8,759,993
RMAC PLC, FRN, 5.59%, 2036(n)	—	—	295,769	295,815		295,769	295,815
Salomon Brothers Mortgage Securities, Inc., FRN, 7.0821%, 2032(z)	3,262,500	3,586,740	—	—		3,262,500	3,586,740
SLM Student Loan Trust, 2.99%, 2022(n)	1,111,000	1,100,868	1,000,000	990,880		2,111,000	2,091,748
Structured Asset Securities Corp., FRN, 4.67%, 2035	4,852,858	4,796,736	1,887,955	1,866,121		6,740,813	6,662,857
Structured Asset Securities Corp., FRN, 5.56%, 2035(n)	8,064,624	8,067,435	1,993,687	1,994,382		10,058,311	10,061,817
Superannuation Members Home Loans Global Trust, FRN, 5.5881%, 2029	—	—	1,109,926	1,111,578		1,109,926	1,111,578
Thornburg Mortgage Securities Trust, FRN, 5.66%, 2043	—	—	136,895	137,029		136,895	137,029
TIAA Real Estate CDO Ltd., 7.17%, 2032(n)	788,852	793,378	266,579	268,109		1,055,431	1,061,487
Timberstar Trust, 5.668%, 2036(z)	—	—	1,100,000	1,118,327		1,100,000	1,118,327
TPREF Funding III Ltd., CDO, 5.34% to 2008, FRN to 2033(z)	5,000,000	4,953,906	—	—		5,000,000	4,953,906
Wachovia Bank Commercial Mortgage Trust, 4.935%, 2042	4,100,000	4,001,217	1,150,000	1,122,293		5,250,000	5,123,510
Wachovia Bank Commercial Mortgage Trust, FRN, 4.847%, 2041	4,700,000	4,567,990	—	—		4,700,000	4,567,990
Wachovia Bank Commercial Mortgage Trust, FRN, 5.083%, 2042	6,014,804	5,923,334	1,150,000	1,132,511		7,164,804	7,055,845
Wachovia Bank Commercial Mortgage Trust, FRN, 5.118%, 2042	4,116,878	4,062,555	1,400,000	1,381,527		5,516,878	5,444,082
Wachovia Bank Commercial Mortgage Trust, FRN, 5.1959%, 2044	4,999,000	4,981,102	—	—		4,999,000	4,981,102
Wachovia Bank Commercial Mortgage Trust, FRN, 5.3161%, 2044	4,730,000	4,740,885	1,470,000	1,473,383		6,200,000	6,214,268
Wachovia Bank Commercial Mortgage Trust, FRN, 5.962%, 2045(n)	5,820,000	6,115,343	—	—		5,820,000	6,115,343
Washington Mutual, Inc., FRN, 3.177%, 2033	—	—	113,785	113,025		113,785	113,025
		$280,819,314		$84,047,960	$		$364,867,274

Automotive
DaimlerChrysler North America Holdings, FRN, 6.0188%, 2008	$—	$—	$ 1,200,000	1,203,806		$1,200,000	$1,203,806
DaimlerChrysler Services North America LLC, 4.75%, 2008	—	—	750,000	742,895		750,000	742,895
Ford Motor Credit Co., 5.8%, 2009	2,707,000	2,585,618	1,906,000	1,820,535		4,613,000	4,406,153
Ford Motor Credit Co., 7.375%, 2009	2,010,000	1,956,478	—	—		2,010,000	1,956,478
Ford Motor Credit Co., 5.7%, 2010	2,787,000	2,580,982	—	—		2,787,000	2,580,982

	MFS		MFS			Pro Forma
Stocks	Research Bond Fund		Intermediate Investment Grade Bond Fund		Pro Forma	Combined
	Shares/Par	Value ($)	Shares/Par	Value ($)	Adjustments	Shares/Par	Value ($)
Issuer
General Motors Acceptance Corp., 5.625%, 2009	—	—	1,650,000	1,617,965		1,650,000	1,617,965
General Motors Acceptance Corp., 6.75%, 2014	4,300,000	4,263,175	—	—		4,300,000	4,263,175
General Motors Corp., 7.2%, 2011	—	—	293,000	273,223		293,000	273,223
GMAC LLC, 6.125%, 2008	3,818,000	3,799,265	—	—		3,818,000	3,799,265
Johnson Controls, Inc., 5.25%, 2011	—	—	2,530,000	2,513,823		2,530,000	2,513,823
Johnson Controls, Inc., 5.5%, 2016	8,054,000	7,905,307	—	—		8,054,000	7,905,307
		$23,090,825		$8,172,247	$		$31,263,072

Broadcasting
Allbritton Communications Co., 7.75%, 2012	$4,706,000	4,729,530	$—	$—	$	$4,706,000	$4,729,530
CBS Corp., 6.625%, 2011	5,944,000	6,189,624	940,000	978,844		6,884,000	7,168,468
Clear Channel Communications, Inc., 4.625%, 2008	—	—	1,030,000	1,017,519		1,030,000	1,017,519
Clear Channel Communications, Inc., 7.65%, 2010	4,720,000	4,826,884	1,250,000	1,278,306		5,970,000	6,105,190
Intelsat Subsidiary Holding Co. Ltd., 8.625%, 2015	5,890,000	6,110,875	—	—		5,890,000	6,110,875
News America Holdings, 8.5%, 2025	120,000	142,090	—	—		120,000	142,090
News America, Inc., 4.75%, 2010	—	—	1,000,000	985263		1,000,000	985,263
News America, Inc., 6.4%, 2035	9,272,000	9,297,062	—	—		9,272,000	9,297,062
		$31,296,065		$4,259,932	$		$35,555,997

Brokerage & Asset Managers
AMVESCAP PLC, 4.5%, 2009	$—	$—	$1,199,000	$1,170,544	$	$1,199,000	$1,170,544
Goldman Sachs Group, Inc., 5%, 2011	—	—	870,000	862,004		870,000	862,004
Goldman Sachs Group, Inc., 5.7%, 2012	4,666,000	4,753,842	1,650,000	1,681,063		6,316,000	6,434,905
Lehman Brothers E-Capital Trust I, FRN, 6.1725%, 2065	—	—	1,098,000	1,105,419		1,098,000	1,105,419
Lehman Brothers Holdings, Inc., 8.25%, 2007	1,596,000	1,624,284	—	—		1,596,000	1,624,284
Lehman Brothers Holdings, Inc., 5.5%, 2016	3,379,000	3,382,014	—	—		3,379,000	3,382,014
Merrill Lynch & Co., Inc., 5.45%, 2014	2,996,000	3,011,378	1,500,000	1,507,700		4,496,000	4,519,078
Merrill Lynch & Co., Inc., 6.05%, 2016	13,405,000	13,920,489	2,000,000	2,076,910		15,405,000	15,997,399
Morgan Stanley, 5.75%, 2016	3,510,000	3,566,564	—	—		3,510,000	3,566,564
Morgan Stanley Dean Witter, Inc., 6.6%, 2012	3,101,000	3,284,077	—	—		3,101,000	3,284,077
Morgan Stanley Group, Inc., 5.3%, 2013	742,000	743,002	—	—		742,000	743,002
Morgan Stanley Group, Inc., 4.75%, 2014	6,500,000	6,219,272	1,000,000	956,811		7,500,000	7,176,083
		$40,504,922		$9,360,451	$		$49,865,373

Building
American Standard Cos., Inc., 7.375%, 2008	$1,072,000	$1,089,781	$—	$—	$	$1,072,000	$1,089,781
American Standard Cos., Inc., 7.625%, 2010	3,915,000	4,127,424	1,830,000	1,929,294		5,745,000	6,056,718
CRH America, Inc., 6.95%, 2012	—	—	1,250,000	1,326,434		1,250,000	1,326,434
Hanson PLC, 7.875%, 2010	—	—	2,000,000	2,169,860		2,000,000	2,169,860
Hanson PLC, 6.125%, 2016	9,220,000	9,386,624	1,330,000	1,354,036		10,550,000	10,740,660
Lafarge S.A., 6.15%, 2011	—	—	2,030,000	2,083,968		2,030,000	2,083,968
Lafarge S.A., 6.5%, 2016	4,396,000	4,578,988	—	—		4,396,000	4,578,988
Owens Corning, Inc., 6.5%, 2016(z)	—	—	2,000,000	2,033,772		2,000,000	2,033,772
Owens Corning, Inc., 7%, 2036(z)	6,770,000	6,845,898	—	—		6,770,000	6,845,898
		$26,028,715		$10,897,364	$		$36,926,079

Business Services
Xerox Corp., 6.4%, 2016	$6,345,000	$6,360,863	$—	$—	$	$6,345,000	$6,360,863

Cable TV
Comcast Cable Communications, Inc., 6.75%, 2011	$—	$—	$4,000	$4,207	$	$4,000	$4,207
Comcast Corp., 5.85%, 2010	—	—	1,000,000	1,017,432		1,000,000	1,017,432
Comcast Corp., 5.45%, 2010	—	—	300,000	301,522		300,000	301,522
Comcast Corp., 5.85%, 2015	—	—	1,000,000	1,005,685		1,000,000	1,005,685
Comcast Corp., 6.45%, 2037	10,123,000	10,257,535	—	—		10,123,000	10,257,535
Cox Communications, Inc., 4.625%, 2010	—	—	900,000	879,469		900,000	879,469
Cox Communications, Inc., 4.625%, 2013	—	—	600,000	560,081		600,000	560,081
Rogers Cable, Inc., 5.5%, 2014	7,483,000	7,034,020	—	—		7,483,000	7,034,020
TCI Communications Financing III, 9.65%, 2027	20,000	21,191	—	—		20,000	21,191
TCI Communications, Inc., 9.8%, 2012	1,529,000	1,807,968	150,000	177,368		1,679,000	1,985,336
Time Warner Entertainment Co. LP, 7.25%, 2008	—	—	750,000	774,065		750,000	774,065
		$19,120,714		$4,719,829	$		$23,840,543

Chemicals
Chevron Phillips Chemical Co. LLC, 5.375%, 2007	$—	$—	$1,900,000	$1,897,597	$	$1,900,000	$1,897,597
Dow Chemical Co., 5.75%, 2008	775,000	783,813	—	—		775,000	783,813
Nalco Co., 7.75%, 2011	3,065,000	3,118,638	—	—		3,065,000	3,118,638
Nalco Co., 8.875%, 2013	1,710,000	1,799,775	—	—		1,710,000	1,799,775
Yara International A.S.A., 5.25%, 2014(n)	—	—	2,700,000	2,596,652		2,700,000	2,596,652
		$5,702,226		$4,494,249	$		$10,196,475

	MFS		MFS				Pro Forma
Stocks	Research Bond Fund		Intermediate Investment Grade Bond Fund		Pro Forma		Combined
	Shares/Par	Value ($)	Shares/Par	Value ($)	Adjustments		Shares/Par	Value ($)
Issuer
Conglomerates
Kennametal, Inc., 7.2%, 2012	$—	$—	$525,000	$556,987	$		$525,000	$556,987

Construction
Pulte Homes, Inc., 5.25%, 2014	$—	$—	$1,274,000	$1,222,355	$		$1,274,000	$1,222,355

Consumer Goods & Services
Fortune Brands, Inc., 5.125%, 2011	$9,390,000	$9,217,440	$2,144,000	$2,104,600	$		$11,534,000	$11,322,040

Containers
Owens-Brockway Glass Container, Inc., 8.25%, 2013	$6,260,000	$6,447,800	$—	$—	$		$6,260,000	$6,447,800

Defense Electronics
BAE Systems Holdings, Inc., 4.75%, 2010(n)	$5,961,000	$5,813,954	$380,000	$370,626	$		$6,341,000	$6,184,580
BAE Systems Holdings, Inc., 6.4%, 2011(n)	5,000,000	5,187,235	2,260,000	2,344,630			7,260,000	7,531,865
Raytheon Co., 6.15%, 2008	—	—	12,000	12,202			12,000	12,202
		$11,001,189		$2,727,458	$			$13,728,647

Emerging Market Quasi-Sovereign
Export–Import Bank of Korea, 5.25%, 2014(n)	$—	$—	$800,000	$792,415	$		$800,000	$792,415
Gazprom, 9.125%, 2007	—	—	800,000	812,880			800,000	812,880
Pemex Project Funding Master Trust, 7.375%, 2014	—	—	375,000	411,563			375,000	411,563
		$—		$2,016,858		$—		$2,016,858

Emerging Market Sovereign
Republic of south Africa, 9.125%, 2009	$—	$—	$750,000	$813,750	$		$750,000	$813,750
Sate of Israel, 5.125%, 2014	—	—	1,000,000	978,378			1,000,000	978,378
		$—		$1,792,128		$—		$1,792,128

Energy – Independent
Anadarko Petroleum Corp., 5.95%, 2016	$—	$—	$3,170,000	$3,219,404	$		$3,170,000	$3,219,404
Anadarko Petroleum Corp., 6.45%, 2036	5,100,000	5,286,227	—	—			5,100,000	5,286,227
Apache Corp., 7.375%, 2047	37,000	44,451	—	—			37,000	44,451
Chesapeake Energy Corp., 6.875%, 2016	7,515,000	7,458,638	—	—			7,515,000	7,458,638
Ocean Energy, Inc., 4.375%, 2007	798,000	790,371	45,000	44,570			843,000	834,941
Ocean Energy, Inc., 7.25%, 2011	3,181,000	3,418,942	1,710,000	1,837,910			4,891,000	5,256,852
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016(z)	5,930,000	6,005,963	—	—			5,930,000	6,005,963
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.298%, 2020(n)	—	—	2,000,000	1,929,880			2,000,000	1,929,880
XTO Energy, Inc., 5.65%, 2016	5,450,000	5,418,303	—	—			5,450,000	5,418,303
		$28,422,895		$7,031,764		$—		$35,454,659

Energy – Integrated
TNK–BP Finance S.A., 7.5%, 2016(n)	$3,432,000	$3,590,757	$790,000	$826,544	$		$4,222,000	$4,417,301

Entertainment
Time Warner, Inc., 6.875%, 2012	$—	$—	$100,000	$106,162	$		$100,000	$106,162
Turner Broadcasting System, Inc., 8.375%, 2013	399,000	450,635	—	—			399,000	450,635
Walt Disney Co., 6.375%, 2012	4,262,000	4,489,356	—	—			4,262,000	4,489,356
Walt Disney Co., 5.625%, 2016	9,460,000	9,569,850	—	—			9,460,000	9,569,850
		$14,509,841		$106,162		$—		$14,616,003

Financial Institutions
Allied Capital Corp., 6.625%, 2011	$5,400,000	$5,512,595	$1,170,000	$1,194,396	$		$6,570,000	$6,706,991
Capital One Bank, 4.25%, 2008	—	—	784,000	768,302			784,000	768,302
Capital One Financial Co., 6.15%, 2016	6,640,000	6,833,224	—	—			6,640,000	6,833,224
Countrywide Financial Corp., 6.25%, 2016	7,730,000	7,873,724	2,500,000	2,546,483			10,230,000	10,420,207
Countrywide Home Loans, Inc., 5.5%, 2007	—	—	240,000	240,013			240,000	240,013
Countrywide Home Loans, Inc., 4.125%, 2009	—	—	1,700,000	1,649,624			1,700,000	1,649,624
General Electric Capital Corp., 8.7%, 2007	—	—	133,000	134,357			133,000	134,357
Household Finance Corp., 7%, 2012	—	—	170,000	184,024			170,000	184,024
HSBC Finance Corp., 6.75%, 2011	—	—	20,000	21,235			20,000	21,235
HSBC Finance Corp., 5.5%, 2016	12,782,000	12,844,184	—	—			12,782,000	12,844,184
International Lease Finance Corp., 5%, 2010	—	—	868,000	861,184			868,000	861,184
International Lease Finance Corp., 5.625%, 2013	4,313,000	4,345,451	—	—			4,313,000	4,345,451
		$37,409,178		$7,599,618		$—		$45,008,796

Food & Beverages
Cadbury Schweppes PLC, 3.875%, 2008(n)	$—	$—	$2,810,000	$2,735,650	$		$2,810,000	$2,735,650
Cadbury Schweppes PLC, 5.125%, 2013(n)	9,167,000	8,905,731	—	—			9,167,000	8,905,731
Diageo Capital PLC, 5.5%, 2016	10,060,000	9,986,170	2,000,000	1,985,322			12,060,000	11,971,492
Diageo Finance B.V., 5.5%, 2013	—	—	3,000,000	3,012,816			3,000,000	3,012,816

	MFS		MFS			Pro Forma
	Research Bond Fund		Intermediate Investment Grade Bond Fund		Pro Forma	Combined
Stocks	Shares/Par	Value ($)	Shares/Par	Value ($)	Adjustments	Shares/Par	Value ($)
Issuer
General Mills, Inc., 6%, 2012	—	—	482,000	495,892		482,000	495,892
Kraft Foods, Inc., 4%, 2008	—	—	850,000	830,467		850,000	830,467
Kraft Foods, Inc., 6.25%, 2012	3,464,000	3,609,360	—	—		3,464,000	3,609,360
Miller Brewing Co., 4.25%, 2008(n)	—	—	2,750,000	2,697,813		2,750,000	2,697,813
Miller Brewing Co., 5.5%, 2013(n)	7,021,000	6,948,571	—	—		7,021,000	6,948,571
		$29,449,832		$11,757,960	$		$41,207,792

Food & Drug Stores
CVS Corp., 5.75%, 2011	$3,030,000	$3,076,450	$840,000	$852,877	$	$3,870,000	$3,929,327

Forest & Paper Products
MeadWestvaco Corp., 6.85%, 2012	$—	$—	$1,845,000	$1,930,994	$	$1,845,000	$1,930,994
Stora Enso Oyj, 6.404%, 2016(n)	4,020,000	4,118,800	2,500,000	2,561,443		6,520,000	6,680,243
		$4,118,800		$4,492,437	$		$8,611,237
Gaming & Lodging
Caesars Entertainment, Inc., 7%, 2013	$3,735,000	$3,780,332	$740,000	$748,981	$	$4,475,000	$4,529,313
Carnival Corp., 3.75%, 2007	—	—	500,000	490,990		500,000	490,990
Harrah’s Operating Co., Inc., 5.375%, 2013	—	—	500,000	430,411		500,000	430,411
Marriott International, Inc., 6.2%, 2016	6,280,000	6,342,844	—	—		6,280,000	6,342,844
MGM Mirage, Inc., 8.5%, 2010	—	—	3,000	3,176		3,000	3,176
MGM Mirage, Inc., 5.875%, 2014	6,840,000	6,267,150	—	—		6,840,000	6,267,150
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 2012	4,975,000	5,217,531	—	—		4,975,000	5,217,531
		$21,607,857		$1,673,558	$		$23,281,415

Industrial
Steelcase, Inc., 6.5%, 2011	$3,680,000	$3,744,323	$460,000	$468,040	$	$4,140,000	$4,212,363

Insurance
American International Group, 4.25%, 2013	$7,137,000	$6,724,403	$750,000	$706,642	$	$7,887,000	$7,431,045
American International Group, 5.05%, 2015	4,159,000	4,063,593	—	—		4,159,000	4,063,593
ASIF Global Financing XVIII, 3.85%, 2007(n)	—	—	1,000,000	984,696		1,000,000	984,696
Hartford Financial Services Group, Inc., 4.7%, 2007	—	—	150,000	149,043		150,000	149,043
ING Groep N.V., 5.775% to 2015, FRN to 2049	5,685,000	5,659,634	2,285,000	2,274,804		7,970,000	7,934,438
John Hancock Global Funding II, 3.5%, 2009(n)	—	—	1,250,000	1,206,535		1,250,000	1,206,535
MetLife, Inc., 5.375%, 2012	—	—	300,000	302,627		300,000	302,627
Prudential Insurance Co., 7.65%, 2007(n)	—	—	335,000	340,445		335,000	340,445
UnumProvident Corp., 6.85%, 2015(n)	7,035,000	7,368,248	—	—		7,035,000	7,368,248
		$23,815,878		$5,964,792	$		$29,780,670

Insurance - Health
Aetna, Inc., 5.75%, 2011	$—	$—	$1,520,000	$1,546,906	$	$1,520,000	$1,546,906

Insurance - Property & Casualty
AIG SunAmerica Global Financing IX, 5.1%, 2007(n)	$—	$—	$375,000	$374,751	$	$375,000	$374,751
AXIS Capital Holdings Ltd., 5.75%, 2014	10,050,000	10,012,292	1,970,000	1,962,609		12,020,000	11,974,901
Fund American Cos., Inc., 5.875%, 2013	7,510,000	7,508,115	1,249,000	1,248,687		8,759,000	8,756,802
Safeco Corp., 4.2%, 2008	—	—	930,000	916,043		930,000	916,043
		$17,520,407		$4,502,090	$		$22,022,497

International Market Quasi-Sovereign
Eksportfinans A.S.A, 5.125%, 2011	$—	$—	$2,600,000	$2,616,648	$	$2,600,000	$2,616,648
Hydro-Quebec, 6.3%, 2011	—	—	265,000	278,044		265,000	278,044
KfW Bankengruppe, 3.25%, 2007	—	—	1,600,000	1,574,029		1,600,000	1,574,029
KfW Bankengruppe, 4.625%, 2008	—	—	2,391,000	2,373,017		2,391,000	2,373,017
KfW Bankengruppe, 5.25%, 2009	—	—	4,900,000	4,940,087		4,900,000	4,940,087
KfW Bankengruppe, 4.875%, 2009	—	—	1,900,000	1,899,080		1,900,000	1,899,080
Landesbank Baden-Wurttemberg, 5.125%, 2007	—	—	300,000	299,408		300,000	299,408
Province of Manitoba, 4.25%, 2006	—	—	475,000	474,700		475,000	474,700
		$—		$14,455,013	$		$14,455,013

International Market Sovereign
Bayerische Landesbank Girozentrale, 3.2%, 2009	$—	$—	$2,000,000	$1,914,298	$	$2,000,000	$1,914,298

Machinery & Tools
Case New Holland, Inc., 9.25%, 2011	$6,532,000	$6,932,085	$—	$—	$	$6,532,000	$6,932,085

Major Banks
Bank of America Corp, 5.625%, 2016	$15,190,000	$15,431,369	$—	$—	$	$15,190,000	$15,431,369
BANK ONE Corp., 7.875%, 2010	—	—	2,165,000	2,358,724		2,165,000	2,358,724
Barclays Bank PLC, 8.55% to 2011, FRN to 2049(n)	—	—	1,170,000	1,318,433		1,170,000	1,318,433
BNP Paribas, 5.186% to 2015, FRN to 2049(n)	5,365,000	5,116,547	2,000,000	1,907,380		7,365,000	7,023,927

			MFS
	MFS Research Bond Fund		Intermediate Investment Grade Bond Fund		Pro Forma	Pro Forma Combined
Stocks	Shares/Par	Value ($)	Shares/Par	Value ($)	Adjustments	Shares/Par	Value ($)
Issuer
DBS Capital Funding Corp., 7.657% to 2011, FRN to 2049(n)	3,015,000	3,267,334	1,135,000	1,229,992		4,150,000	4,497,326
HBOS Capital Funding LP, 6.071% to 2014, FRN to 2049(n)	3,328,000	3,391,478	1,750,000	1,783,380		5,078,000	5,174,858
JPMorgan Chase & Co., 5.125%, 2014	4,932,000	4,844,526	1,500,000	1,473,396		6,432,000	6,317,922
JPMorgan Chase & Co., 5.15%, 2015	4,280,000	4,187,141	—	—		4,280,000	4,187,141
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	10,546,000	10,650,342	—	—		10,546,000	10,650,342
Natexis AMBS Co. LLC, 8.44% to 2008, FRN to 2049(n)	1,635,000	1,713,127	2,005,000	2,100,807		3,640,000	3,813,934
National Westminster Bank PLC, 7.75% to 2007, FRN to 2049	—	—	550,000	560,561		550,000	560,561
Popular North America, Inc., 3.875%, 2008	—	—	750,000	730,049		750,000	730,049
Popular North America, Inc., 4.7%, 2009	—	—	1,200,000	1,177,528		1,200,000	1,177,528
Royal Bank of Scotland Group PLC, 9.118%, 2049	—	—	2,370,000	2,639,379		2,370,000	2,639,379
Socgen Real Estate LLC, 7.64% to 2007, FRN to 2049(n)	2,349,000	2,395,964	1,844,000	1,880,867		4,193,000	4,276,831
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049(n)	1,766,000	1,995,714	717,000	810,264		2,483,000	2,805,978
Wachovia Bank, NA, 5.6%, 2016	6,426,000	6,507,867	—	—		6,426,000	6,507,867
Wachovia Capital Trust III, 5.8% to 2011, FRN to 2049	8,022,000	8,092,650	2,600,000	2,622,898		10,622,000	10,715,548
Wachovia Corp., 6.3%, 2008	—	—	700,000	710,138		700,000	710,138
Wachovia Corp., 7.8%, 2010	—	—	250,000	271,248		250,000	271,248
Wachovia Corp., 6.605%, 2025	2,393,000	2,583,557	—	—		2,393,000	2,583,557
Wells Fargo Bank NA, 6.45%, 2011	—	—	200,000	209,828		200,000	209,828
		$70,177,618		$23,784,872			$93,962,488

Medical & Health Technology & Services
Baxter International, Inc., 5.9%, 2016	$8,478,000	$8,744,489	$—	$—		$8,478,000	8,744,489
Cardinal Health, Inc., FRN, 5.64%, 2009(z)	—	—	1,600,000	1,599,941		1,600,000	1,599,941
Cardinal Health, Inc., 5.8%, 2016(z)	10,110,000	10,162,248	—	—		10,110,000	10,162,248
HCA, Inc., 8.75%, 2010	5,450,000	5,504,500	—	—		5,450,000	5,504,500
		$24,411,237		$1,599,941			$26,011,178

Metals & Mining
Corporacion Nacional del Cobre de Chile, 6.375%, 2012(n)	$—	$—	$250,000	$261,706	$	$250,000	$261,706
International Steel Group, Inc., 6.5%, 2014	9,552,000	9,552,000	—	—		$9,552,000	$9,552,000
Peabody Energy Corp., 5.875%, 2016	6,725,000	6,321,500	—	—		6,725,000	6,321,500
		$15,873,500		$261,706			$16,135,206

Mortgage Backed
Fannie Mae, 5.722%, 2009	$—	—	$71,000	$71,278		$71,000	$71,278
Fannie Mae, 6.022%, 2010	—	—	3,500,000	3,626,880		3,500,000	3,626,880
Fannie Mae, 4.505%, 2011	—	—	2,541,428	2,488,960		2,541,428	2,488,960
Fannie Mae, 4.55%, 2011	2,370,436	2,303,725	—	—		2,370,436	2,303,725
Fannie Mae, 4.79%, 2012	2,966,537	2,886,096	—	—		2,966,537	2,886,096
Fannie Mae, 5.12%, 2012	1,963,765	1,957,548	—	—		1,963,765	1,957,548
Fannie Mae, 4.543%, 2013	2,457,411	2,391,465	—	—		2,457,411	2,391,465
Fannie Mae, 4.845%, 2013	1,984,316	1,948,501	761,025	747,290		2,745,341	2,695,791
Fannie Mae, 5.37%, 2013	—	—	1,172,807	1,182,978		1,172,807	1,182,978
Fannie Mae, 4.62%, 2014 - 2015	4,119,594	3,993,723	—	—		4,119,594	3,993,723
Fannie Mae, 4.667%, 2014	1,454,138	1,420,050	933,337	911,457		2,387,475	2,331,507
Fannie Mae, 4.77%, 2014	1,883,072	1,836,353	—	—		1,883,072	1,836,353
Fannie Mae, 4.848%, 2014	3,675,047	3,624,402	1,437,778	1,417,964		5,112,825	5,042,366
Fannie Mae, 4.86%, 2014	1,698,634	1,663,813	—	—		1,698,634	1,663,813
Fannie Mae, 5.05%, 2014	1,280,463	1,270,831	—	—		1,280,463	1,270,831
Fannie Mae, 5.412%, 2014	1,886,408	1,928,926	869,088	888,676		2,755,496	2,817,602
Fannie Mae, 4.53%, 2015	1,178,624	1,133,424	—	—		1,178,624	1,133,424
Fannie Mae, 4.6%, 2015	1,999,921	1,932,070	—	—		1,999,921	1,932,070
Fannie Mae, 4.62%, 2015	—	—	487,823	472,759		487,823	472,759
Fannie Mae, 4.665%, 2015	1,258,417	1,222,313	—	—		1,258,417	1,222,313
Fannie Mae, 4.76%, 2015	2,169,931	2,117,205	—	—		2,169,931	2,117,205
Fannie Mae, 4.815%, 2015	1,848,000	1,802,956	—	—		1,848,000	1,802,956
Fannie Mae, 4.82%, 2015	1,576,031	1,544,056	—	—		1,576,031	1,544,056
Fannie Mae, 4.85%, 2015	1,532,399	1,505,774	—	—		1,532,399	1,505,774
Fannie Mae, 4.87%, 2015	1,292,340	1,270,946	—	—		1,292,340	1,270,946
Fannie Mae, 4.89%, 2015	399,954	393,552	—	—		399,954	393,552
Fannie Mae, 4.925%, 2015	4,422,560	4,377,792	1,078,203	1,067,289		5,500,763	5,445,081
Fannie Mae, 4.94%, 2015	2,591,000	2,528,901	—	—		2,591,000	2,528,901
Fannie Mae, 4.98%, 2015	1,685,476	1,668,409	—	—		1,685,476	1,668,409
Fannie Mae, 7%, 2015	—	—	1,378	1,417		1,378	1,417
Fannie Mae, 5%, 2016 - 2020	6,736,333	6,641,305	—	—		6,736,333	6,641,305
Fannie Mae, 5.09%, 2016	1,096,754	1,093,148	—	—		1,096,754	1,093,148
Fannie Mae, 5.423%, 2016	3,140,742	3,211,137	—	—		3,140,742	3,211,137
Fannie Mae, 5.5%, 2016 - 2033	—	—	926,440	926,465		926,440	926,465
Fannie Mae, 4.996%, 2017	3,664,740	3,645,062	—	—		3,664,740	3,645,062
Fannie Mae, 6%, 2017	—	—	139,116	141,419		139,116	141,419
Fannie Mae, 6.5%, 2017	—	—	82,961	84,734		82,961	84,734

			MFS
	MFS Research Bond Fund		Intermediate Investment Grade Bond Fund		Pro Forma	Pro Forma Combined
Stocks	Shares/Par	Value ($)	Shares/Par	Value ($)	Adjustments	Shares/Par	Value ($)
Issuer
Fannie Mae, 4.5%, 2018	—	—	783,342	759,472		783,342	759,472
Fannie Mae, 5%, 2018	—	—	1,443,339	1,424,751		1,443,339	1,424,751
Fannie Mae, 5.5%, 2018 - 2036	112,764,494	111,901,262	—	—		112,764,494	111,901,262
Fannie Mae, 4.88%, 2020	1,046,557	1,034,273	—	—		1,046,557	1,034,273
Fannie Mae, 6.5%, 2031 - 2033	1,478,217	1,512,697	—	—		1,478,217	1,512,697
Fannie Mae, 6%, 2034 - 2036	5,353,742	5,388,391	—	—		5,353,742	5,388,391
Freddie Mac, 5.5%, 2017 - 2034	37,709,318	37,422,388	4,009,836	3,986,497		41,719,154	41,408,885
Freddie Mac, 6%, 2017	—	—	85,817	87,132		85,817	87,132
Freddie Mac, 5%, 2018 - 2024	—	—	14,612,045	14,450,719		14,612,045	14,450,719
Freddie Mac, 5%, 2018 - 2028	27,681,160	27,522,743	—	—		27,681,160	27,522,743
Freddie Mac, 6%, 2033 - 2036	14,896,517	15,019,434	—	—		14,896,517	15,019,434
Ginnie Mae, 6%, 2034	—	—	353,556	358,721		353,556	358,721
Ginnie Mae, 6%, 2036	8,157,503	8,244,854	—	—		8,157,503	8,244,854
		$271,359,525		$35,096,858	$		$ 306,456,383

Natural Gas - Pipeline
CenterPoint Energy Resources Corp., 7.875%, 2013	$11,296,000	$12,613,283	$750,000	$837,461	$	$ 12,046,000	$ 13,450,744
El Paso Performance-Linked Trust, 7.75%, 2011(n)	6,870,000	7,110,450	—	—		6,870,000	7,110,450
Enterprise Products Partners LP, 4.95%, 2010	—	—	1,700,000	1,671,190		1,700,000	1,671,190
Kinder Morgan Energy Partners LP, 5.35%, 2007	—	—	120,000	119,116		120,000	119,116
Kinder Morgan Energy Partners LP, 6.75%, 2011	—	—	110,000	114,960		110,000	114,960
Kinder Morgan Energy Partners LP, 5.125%, 2014	1,185,000	1,131,257	—	—		1,185,000	1,131,257
Kinder Morgan Energy Partners LP, 7.75%, 2032	1,797,000	2,059,358	—	—		1,797,000	2,059,358
Kinder Morgan Finance, 5.35%, 2011	—	—	1,596,000	1,558,753		1,596,000	1,558,753
Kinder Morgan, Inc., 6.8%, 2008	—	—	1,000,000	1,016,364		1,000,000	1,016,364
Magellan Midstream Partners LP, 5.65%, 2016	4,172,000	4,091,117	—	—		4,172,000	4,091,117
		$27,005,465		$5,317,844	$		$ 32,323,309

Network & Telecom
AT&T, Inc., 5.1%, 2014	$—	$—	$2,000,000	$1,948,336	$	$ 2,000,000	$ 1,948,336
AT&T, Inc., 6.15%, 2034	10,092,000	10,091,082	—	—		10,092,000	10,091,082
Deutsche Telekom B.V., 5.75%, 2016	6,632,000	6,552,137	—	—		6,632,000	6,552,137
Deutsche Telekom International Finance B.V., 5.25%, 2013	621,000	607,621	200,000	195,691		821,000	803,312
France Telecom S.A., 7.75%, 2011	—	—	300,000	329,543		300,000	329,543
GTE Corp., 7.51%, 2009	—	—	600,000	628,608		600,000	628,608
Telecom Italia Capital, 4%, 2010	—	—	1,000,000	952,468		1,000,000	952,468
Telecom Italia Capital, 4.875%, 2010	—	—	1,023,000	996,940		1,023,000	996,940
Telecom Italia Capital, 5.25%, 2013	—	—	1,500,000	1,434,689		1,500,000	1,434,689
Telecom Italia Capital, 5.25%, 2015	10,970,000	10,258,299	—	—		10,970,000	10,258,299
Telefonica Emisiones S.A.U., 7.045%, 2036	6,623,000	7,130,878	—	—		6,623,000	7,130,878
Telefonica Europe B.V., 7.75%, 2010	—	—	2,130,000	2,304,841		2,130,000	2,304,841
TELUS Corp., 7.5%, 2007	—	—	850,000	859,738		850,000	859,738
Verizon New York, Inc., 6.875%, 2012	10,105,000	10,546,508	1,875,000	1,956,923		11,980,000	12,503,431
		$45,186,525		$11,607,777	$		$ 56,794,302

Oils
Premcor Refining Group, Inc., 7.5%, 2015	$6,690,000	$7,004,203	$—	$—	$	$ 6,690,000	$ 7,004,203

Oil Services
Halliburton Co., 5.5%, 2010	$—	$—	$1,100,000	$1,107,645	$	$ 1,100,000	$ 1,107,645

Other Banks & Diversified Financials
Banco Mercantil del Norte S.A., 5.875% to 2009, FRN to 2014(n)	$4,869,000	$4,905,518	$750,000	$755,625	$	$ 5,619,000	$ 5,661,143
Bosphorus Financial Services Ltd., FRN, 7.205%, 2012(z)	—	—	600,000	595,632		600,000	595,632
Chuo Mitsui Trust & Banking Co., 5.506% to 2015, FRN to 2049(n)	6,603,000	6,343,443	1,209,000	1,161,475		7,812,000	7,504,918
Citigroup, Inc., 5.625%, 2012	2,622,000	2,668,973	—	—		2,622,000	2,668,973
Citigroup, Inc., 5%, 2014	9,196,000	8,982,267	324,000	316,470		9,520,000	9,298,737
Credit Suisse (USA), Inc., 4.875%, 2010	—	—	2,000,000	1,979,628		2,000,000	1,979,628
DEPFA Bank PLC, 3.625%, 2008	—	—	1,250,000	1,217,905		1,250,000	1,217,905
Glitnir Banki HF, 6.693% to 2011, FRN to 2016(n)	—	—	570,000	588,266		570,000	588,266
HSBK Europe B.V., 7.75%, 2013(n)	1,724,000	1,782,185	—	—		1,724,000	1,782,185
Kazkommerts International B.V., 8.5%, 2013(n)	—	—	752,000	800,880		752,000	800,880
Kazkommerts International B.V., 8.5%, 2013	3,553,000	3,783,945	—	—		3,553,000	3,783,945
Landsbanki Islands HF, FRN, 6.1%, 2009(z)	—	—	1,915,000	1,915,400		1,915,000	1,915,400
Mizuho Capital Investment 1 Ltd., 6.686% to 2016, FRN to 2049(n)	6,640,000	6,708,804	—	—		6,640,000	6,708,804
Mizuho Financial Group, Inc., 5.79%, 2014(n)	4,482,000	4,537,823	1,017,000	1,029,667		5,499,000	5,567,490
Nordea Bank AB, 5.424% to 2015, FRN to 2049(n)	—	—	1,978,000	1,908,513		1,978,000	1,908,513
RBS Capital Trust II, 6.425% to 2034, FRN to 2049	3,191,000	3,267,453	—	—		3,191,000	3,267,453
Resona Bank Ltd., 5.85% to 2016, FRN to 2049(n)	5,348,000	5,238,607	1,453,000	1,423,279		6,801,000	6,661,886
Russian Standard Finance S.A., 8.625%, 2011(n)	5,200,000	5,174,000	—	—		5,200,000	5,174,000
Turanalem Finance B.V., 10%, 2007	—	—	550,000	559,790		550,000	559,790

			MFS
	MFS Research Bond Fund		Intermediate Investment Grade Bond Fund		Pro Forma	Pro Forma Combined
Stocks	Shares/Par	Value ($)	Shares/Par	Value ($)	Adjustments	Shares/Par	Value ($)
Issuer
UBS AG, 5.875%, 2016	8,260,000	8,511,187	—	—		8,260,000	8,511,187
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	8,710,000	9,055,073	3,000,000	3,118,854		11,710,000	12,173,927
UFJ Finance Aruba AEC, 6.75%, 2013	6,726,000	7,206,257	980,000	1,049,975		7,706,000	8,256,232
		$78,165,535		$18,421,359	$		$96,586,894

Pharmaceuticals
Allergan, Inc., 5.75%, 2016(n)	$—	$—	$4,000,000	$4,057,804	$	$ 4,000,000	$4,057,804
Teva Pharmaceutical Finance LLC, 5.55%, 2016	—	—	1,463,000	1,440,249		1,463,000	1,440,249
Wyeth, 5.5%, 2013	4,690,000	4,721,897	1,000,000	1,006,801		5,690,000	5,728,698
		$4,721,897		$6,504,854	$		$11,226,751

Pollution Control
Waste Management, Inc., 6.375%, 2012	$—	$—	$250,000	$261,471	$	$ 250,000	$261,471

Printing & Publishing
Dex Media West LLC, 9.875%, 2013	$5,175,000	$5,621,344	$—	$—	$	$ 5,175,000	$5,621,344

Railroad & Shipping
Canadian National Railway Co., 5.8%, 2016	$6,600,000	$6,871,201	$—	$—	$	$ 6,600,000	$6,871,201
TFM S.A. de C.V., 9.375%, 2012	2,179,000	2,326,083	—	—		2,179,000	2,326,083
TFM S.A. de C.V., 12.5%, 2012	2,235,000	2,447,325	—	—		2,235,000	2,447,325
Union Pacific Corp., 6.125%, 2012	—	—	1,000,000	1,036,421		1,000,000	1,036,421
Union Pacific Corp., 7.25%, 2008	1,580,000	1,638,206	—	—		1,580,000	1,638,206
		$13,282,815		$1,036,421	$		$14,319,236

Real Estate
Boston Properties, Inc., REIT, 5%, 2015	$3,499,000	$3,353,169	$—	$—	$	$ 3,499,000	$3,353,169
EOP Operating LP, 6.8%, 2009	6,465,000	6,660,560	885,000	911,770		7,350,000	7,572,330
EOP Operating LP, 4.65%, 2010	—	—	2,000,000	1,945,730		2,000,000	1,945,730
EOP Operating LP, 4.75%, 2014	4,421,000	4,208,465	—	—		4,421,000	4,208,465
HRPT Properties Trust, REIT, 6.25%, 2016	7,172,000	7,398,183	—	—		7,172,000	7,398,183
Kimco Realty Corp., REIT, 7.5%, 2006	—	—	300,000	300,027		300,000	300,027
Kimco Realty Corp., REIT, 6%, 2012	1,197,000	1,238,251	1,649,000	1,705,828		2,846,000	2,944,079
ProLogis, REIT, 5.75%, 2016	8,700,000	8,730,267	—	—		8,700,000	8,730,267
Simon Property Group LP, REIT, 6.375%, 2007	—	—	125,000	126,063		125,000	126,063
Simon Property Group LP, REIT, 7.125%, 2009	—	—	1,100,000	1,142,350		1,100,000	1,142,350
Simon Property Group LP, REIT, 4.6%, 2010	3,579,000	3,504,457	909,000	890,067		4,488,000	4,394,524
Simon Property Group LP, REIT, 5.75%, 2015	1,506,000	1,532,807	—	—		1,506,000	1,532,807
Simon Property Group LP, REIT, 6.1%, 2016	4,146,000	4,320,277	1,000,000	1,042,035		5,146,000	5,362,312
Vornado Realty Trust, REIT, 5.625%, 2007	1,307,000	1,305,654	730,000	729,248		2,037,000	2,034,902
Vornado Realty Trust, REIT, 4.5%, 2009	—	—	1,000,000	974,440		1,000,000	974,440
Vornado Realty Trust, REIT, 4.75%, 2010	798,000	776,060	—	—		798,000	776,060
		$43,028,150		$9,767,558	$		$52,795,708

Restaurants
YUM! Brands, Inc., 8.875%, 2011	$5,776,000	$6,533,551	$—	$—	$	$ 5,776,000	$6,533,551

Retailers
Dollar General Corp., 8.625%, 2010	$4,253,000	$4,534,761	$—	$—	$	$ 4,253,000	$4,534,761
Home Depot, Inc., 5.4%, 2016	7,702,000	7,690,208	4,000,000	3,993,876		11,702,000	11,684,084
Limited Brands, Inc., 5.25%, 2014	6,636,000	6,311,433	1,500,000	1,426,635		8,136,000	7,738,068
May Department Stores Co., 5.95%, 2008	—	—	1,406,000	1,416,490		1,406,000	1,416,490
		$18,536,402		$6,837,001	$		$25,373,403

Supermarkets
Kroger Co., 7.8%, 2007	$—	$—	$815,000	$829,356	$	$ 815,000	$829,356
Safeway, Inc., 4.95%, 2010	2,201,000	2,160,801	486,000	477,124		2,687,000	2,637,925
Safeway, Inc., 6.5%, 2011	6,230,000	6,449,502	630,000	652,197		6,860,000	7,101,699
		$8,610,303		$1,958,677	$		$10,568,980

Supranational
Central American Bank, 4.875%, 2012(n)	$—	$—	$2,000,000	$1,937,126	$	$ 2,000,000	$1,937,126
Corporacion Andina de Fomento, 7.25%, 2007	—	—	425,000	427,210		425,000	427,210
Corporacion Andina de Fomento, 6.875%, 2012	—	—	200,000	213,014		200,000	213,014
		$—		$2,577,350	$		$2,577,350

Telecommunications - Wireless
Nextel Communications, Inc., 5.95%, 2014	$8,570,000	$8,415,329	$—	$—	$	$ 8,570,000	$8,415,329
Sprint Capital Corp., 7.625%, 2011	—	—	1,000,000	1,077,812		1,000,000	1,077,812
Vodafone Airtouch PLC, 7.75%, 2010	—	—	1,000,000	1,073,199		1,000,000	1,073,199
		$8,415,329		$2,151,011	$		$10,566,340

			MFS
	MFS Research Bond Fund		Intermediate Investment Grade Bond Fund		Pro Forma	Pro Forma Combined
Stocks	Shares/Par	Value ($)	Shares/Par	Value ($)	Adjustments	Shares/Par	Value ($)
Issuer
Tobacco
Altria Group, Inc., 7%, 2013	$3,704,000	$4,059,169	$568,000	$622,464	$	$4,272,000	$4,681,633
Philip Morris Capital Corp., 7.5%, 2009	—	—	1,300,000	1,359,930		1,300,000	1,359,930
Reynolds American, Inc., 7.25%, 2012(n)	6,165,000	6,404,794	125,000	129,862		6,290,000	6,534,656
Reynolds American, Inc., 7.625%, 2016(n)	1,758,000	1,866,604	—	—		1,758,000	1,866,604
		$12,330,567		$2,112,256	$		$14,442,823

Transportation - Services
FedEx Corp., 9.65%, 2012	$625,000	$751,903	$100,000	$120,305	$	$725,000	$872,208

U.S. Government Agencies
Aid-Egypt, 4.45%, 2015	$—	$—	$658,000	$636,878	$	$658,000	$636,878
Aid-Israel, 6.6%, 2008	—	—	6,086	6,111		6,086	6,111
Fannie Mae, 7.25%, 2010	—	—	2,425,000	2,594,136		2,425,000	2,594,136
Fannie Mae, 6.125%, 2012	—	—	315,000	333,146		315,000	333,146
Fannie Mae, 5.25%, 2012	—	—	1,000,000	1,007,185		1,000,000	1,007,185
Federal Home Loan Bank, 4.5%, 2007	24,125,000	24,028,693	—	—		24,125,000	24,028,693
Federal Home Loan Bank, 5.25%, 2014	—	—	6,000,000	6,109,050		6,000,000	6,109,050
Freddie Mac, 4.125%, 2010	—	—	3,110,000	3,032,903		3,110,000	3,032,903
Freddie Mac, 6.875%, 2010	—	—	1,038,000	1,110,659		1,038,000	1,110,659
Freddie Mac, 5.125%, 2012	—	—	2,000,000	2,021,898		2,000,000	2,021,898
Small Business Administration, 5.94%, 2016	—	—	880,000	903,826		880,000	903,826
Small Business Administration, 5.37%, 2016	—	—	767,000	774,901		767,000	774,901
Small Business Administration, 5.34%, 2021	376,661	380,643	—	—		376,661	380,643
Small Business Administration, 6.34%, 2021	72,681	75,334	—	—		72,681	75,334
Small Business Administration, 6.35%, 2021	47,399	49,160	—	—		47,399	49,160
Small Business Administration, 6.44%, 2021	69,327	72,000	—	—		69,327	72,000
Small Business Administration, 6.07%, 2022	256,921	264,937	—	—		256,921	264,937
Small Business Administration, 4.35%, 2023	1,680,837	1,610,335	—	—		1,680,837	1,610,335
Small Business Administration, 4.89%, 2023	2,317,435	2,284,756	—	—		2,317,435	2,284,756
Small Business Administration, 4.98%, 2023	2,380,773	2,359,272	—	—		2,380,773	2,359,272
Small Business Administration, 4.34%, 2024	2,568,536	2,449,946	—	—		2,568,536	2,449,946
Small Business Administration, 4.86%, 2024	2,167,318	2,126,612	—	—		2,167,318	2,126,612
Small Business Administration, 4.93%, 2024	2,250,875	2,223,021	833,966	823,646		3,084,841	3,046,667
Small Business Administration, 5.18%, 2024	—	—	2,643,103	2,643,897		2,643,103	2,643,897
Small Business Administration, 5.19%, 2024	3,415,382	3,416,466	—	—		3,415,382	3,416,466
Small Business Administration, 5.52%, 2024	3,213,935	3,260,698	—	—		3,213,935	3,260,698
Small Business Administration, 4.57%, 2025	3,452,505	3,321,315	—	—		3,452,505	3,321,315
Small Business Administration, 4.76%, 2025	9,341,285	9,080,026	1,664,727	1,618,168		11,006,012	10,698,194
Small Business Administration, 5.39%, 2025	—	—	1,109,490	1,118,491		1,109,490	1,118,491
Small Business Administration, 5.35%, 2026	6,099,147	6,134,554	—	—		6,099,147	6,134,554
		$63,137,768		$24,734,895	$		$87,872,663

U.S. Treasury Obligations
U.S. Treasury Bonds, 6.5%, 2010	$93,339,000	$98,676,871	$2,759,000	$2,916,782	$	$96,098,000	$101,593,653
U.S. Treasury Bonds, 6.25%, 2023	4,506,000	5,243,858	—	—		4,506,000	5,243,858
U.S. Treasury Bonds, 6%, 2026	21,660,000	24,858,229	—	—		21,660,000	24,858,229
U.S. Treasury Bonds, 6.75%, 2026	20,224,000	25,182,035	—	—		20,224,000	25,182,035
U.S. Treasury Bonds, 5.375%, 2031	96,309,000	104,562,970	—	—		96,309,000	104,562,970
U.S. Treasury Bonds, 4.5%, 2036	4,265,000	4,116,390	—	—		4,265,000	4,116,390
U.S. Treasury Notes, 3%, 2006	—	—	947,000	943,338		947,000	943,338
U.S. Treasury Notes, 3.5%, 2006	6,657,000	6,652,320	—	—		6,657,000	6,652,320
U.S. Treasury Notes, 6.125%, 2007	23,228,000	23,425,810	—	—		23,228,000	23,425,810
U.S. Treasury Notes, 3%, 2007	257,000	252,101	—	—		257,000	252,101
U.S. Treasury Notes, 4.875%, 2008	—	—	600,000	600,820		600,000	600,820
U.S. Treasury Notes, 5.5%, 2008	3,868,000	3,900,333	—	—		3,868,000	3,900,333
U.S. Treasury Notes, 5.625%, 2008(f)	136,258,000	138,003,738	—	—		136,258,000	138,003,738
U.S. Treasury Notes, 3.125%, 2009	73,411,000	70,873,182	—	—		73,411,000	70,873,182
U.S. Treasury Notes, 4.875%, 2009	22,058,000	22,201,024	—	—		22,058,000	22,201,024
U.S. Treasury Notes, 4%, 2010	525,000	515,259	—	—		525,000	515,259
U.S. Treasury Notes, 4.25%, 2013(f)	—	—	2,500,000	2,451,563		2,500,000	2,451,563
U.S. Treasury Notes, TIPS, 2%, 2014	14,888,716	14,511,257				14,888,716	14,511,257
		$542,975,377		$6,912,503	$		$549,887,880

Utilities - Electric Power
Beaver Valley Funding Corp., 9%, 2017	$—	$—	$225,000	$254,158	$	$225,000	$254,158
Constellation Energy Group, Inc., 6.35%, 2007	—	—	2,330,000	2,338,171		2,330,000	2,338,171
Dominion Resources, Inc., 5.687%, 2008	—	—	2,120,000	2,128,965		2,120,000	2,128,965
Duke Capital LLC, 6.25%, 2013	—	—	1,000,000	1,036,855		1,000,000	1,036,855

			MFS
	MFS Research Bond Fund		Intermediate Investment Grade Bond Fund		Pro Forma		Pro Forma Combined
Stocks	Shares/Par	Value ($)	Shares/Par	Value ($)	Adjustments		Shares/Par	Value ($)
Issuer
Duke Capital Corp., 8%, 2019	7,965,000	9,355,402	—	—			7,965,000	9,355,402
Empresa Nacional de Electricidad S.A., 8.35%, 2013	5,188,000	5,874,388	273,000	309,119			5,461,000	6,183,507
Enersis S.A., 7.375%, 2014	4,290,000	4,607,443	—	—			4,290,000	4,607,443
Exelon Generation Co. LLC, 6.95%, 2011	9,276,000	9,829,471	2,225,000	2,357,759			11,501,000	12,187,230
FirstEnergy Corp., 5.5%, 2006	—	—	360,000	359,996			360,000	359,996
FirstEnergy Corp., 6.45%, 2011	14,544,000	15,216,689	1,540,000	1,611,228			16,084,000	16,827,917
FPL Group Capital, Inc., 5.551%, 2008	—	—	1,868,200	1,872,710			1,868,200	1,872,710
HQI Transelec Chile S.A., 7.875%, 2011	—	—	1,185,000	1,262,146			1,185,000	1,262,146
MidAmerican Energy Holdings Co., 4.625%, 2007	—	—	310,000	308,021			310,000	308,021
MidAmerican Energy Holdings Co., 3.5%, 2008	—	—	119,000	115,888			119,000	115,888
MidAmerican Energy Holdings Co., 5.875%, 2012	1,182,000	1,209,545	—	—			1,182,000	1,209,545
MidAmerican Energy Holdings Co., 6.125%, 2036	4,000,000	4,113,348	—	—			4,000,000	4,113,348
National Grid PLC, 6.3%, 2016	—	—	2,000,000	2,082,790			2,000,000	2,082,790
Oncor Electric Delivery Co., 5%, 2007	—	—	325,000	323,685			325,000	323,685
Pacific Gas & Electric Co., 3.6%, 2009	—	—	607,000	585,906			607,000	585,906
NRG Energy, Inc., 7.25%, 2014	4,675,000	4,727,594	—	—			4,675,000	4,727,594
Progress Energy, Inc., 6.05%, 2007	—	—	610,000	612,081			610,000	612,081
Progress Energy, Inc., 7.1%, 2011	—	—	900,000	963,695			900,000	963,695
Progress Energy, Inc., 5.625%, 2016	9,449,000	9,473,000	1,264,000	1,267,211			10,713,000	10,740,211
System Energy Resources, Inc., 5.129%, 2014(n)	—	—	856,620	838,022			856,620	838,022
TXU Energy Co., 6.125%, 2008	—	—	375,000	378,324			375,000	378,324
TXU Energy Co., 7%, 2013	7,435,000	7,831,754	1,745,000	1,838,118			9,180,000	9,669,872
Virginia Electric & Power Co., 5.375%, 2007	—	—	363,000	362,871			363,000	362,871
Virginia Electric & Power Co., 4.1%, 2008	2,258,000	2,197,594	1,226,000	1,193,202			3,484,000	3,390,796
		$74,436,228		$ 24,400,921	$		$98,837,149

Total Bonds (Identified Cost, $1,990,481,530, $390,144,358 and $2,380,625,888, respectively)		$1,995,353,616		$ 386,416,264	$		$2,381,769,880

Short Term Obligation
Abbey National North America LLC, 5.3%, due 11/01/06, at Amortized Cost and Value(y)	$ 30,415,000	$30,415,000	$ 13,225,000	$ 13,225,000	$		$43,640,000	$ 43,640,000

Total Investments (Identified Cost, $2,020,896,530, $403,369,358 and $2,424,265,888, respectively)		$2,025,768,616		$ 399,641,264	$		$2,425,409,880

Other Assets, Less Liabilities		22,406,897		2,972,872	(98,729	)(a)		25,281,040

Net Assets		$2,048,175,513		$ 402,614,136	$ (98,729)			$ 2,450,690,920

(a)   Adjustments are the result of reorganization expenditures and will not be borne by pro forma combined fund on a going forward basis.

(f)    All or a portion of the security has been segregated as collateral for an open futures contract.

(i)    Interest only security for which the fund receives interest on notional principal (Par amount).   Par amount shown is the notional principal and does not reflect the cost of the security.

(k)   As of October 31, 2006, the pro forma combined portfolio held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $2,288,648,631 and 94.36% of market value. An independent pricing service provided an evaluated bid for 94.21% of the market value.

(n)   Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $196,258,025, representing 8.0% of net assets.

(y)   The rate shown represents an annualized yield at time of purchase.

(z)    Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequent registered.  Disposal of these securities may involve time-consuming negotiations and pormpt sale at an acceptable price may be difficult.  The pro forma combined portfolio holds the following restricted securities:

	Acquisition	Acquisition	Current	Total % of
Restricted Securities	Date	Cost	Market Value	Net Assets
Anthracite CDO III Ltd., 6.077%, 2039	10/25/06	$ 4,998,438	$ 5,043,380
Bayview Commercial Asset Trust, 1.1688%, 2036	9/11/06	5,819,223	5,807,096
Bayview Commercial Asset Trust, FRN, 0.84%, 2036	2/28/06	2,724,046	2,775,420
Bayview Commercial Asset Trust, FRN, 0.8788%, 2036	5/16/06	2,793,323	2,800,814
Bayview Commercial Asset Trust, 1.1396%, 2036	10/25/06	2,768,256	2,768,256
Bayview Commercial Asset Trust, FRN, 5.59%, 2036	2/23/06	1,064,738	1,064,733
Bayview Financial Revolving Mortgage Loan Trust, FRN, 6.12%, 2040	3/1/06	4,984,717	4,991,769
Bosphorus Financial Services Ltd., FRN, 7.205%, 2012	3/08/05	600,000	595,632
Brascan Real Estate, FRN, 6.9738%, 2040	9/14/04	418,000	418,042
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	7/02/03	254,094	251,249
Capital Trust Realty CDO Ltd., 5.16%, 2035	4/7/06	4,486,160	4,587,916
Cardinal Health, Inc., FRN, 5.64%, 2009	9/28/06	1,600,000	1,599,941
Cardinal Health, Inc., 5.8%, 2016	9/28/06	10,096,048	10,162,248
CPS Auto Receivables Trust, 2.89%, 2009	3/27/03	240,912	237,223
CPS Auto Receivables Trust, 3.5%, 2009	8/20/02	38,642	38,310
CPS Auto Receivables Trust, 3.52%, 2009	2/14/03	131,679	129,900
Crest G-Star CDO, 6.95%, 2032	9/13/05	6,988,938	6,743,943
Falcon Franchise Loan LLC, FRN, 3.8455%, 2023	1/29/03	1,595,634	1,318,418
Falcon Franchise Loan LLC, FRN, 4.1596%, 2025	1/29/03	174,545	144,221
JPMorgan Chase Commercial Mortgage Securities Corp., 5.44%, 2045	9/22/06	5,321,693	5,330,890
Landsbanki Islands HF, FRN, 6.1%, 2009	8/22/06	1,915,000	1,915,400
Owens Corning, Inc., 6.5%, 2016	10/26/06	1,994,680	2,033,772
Owens Corning, Inc., 7%, 2036	10/26/06	6,686,338	6,845,898
Preferred Term Securities IV Ltd., CDO, FRN, 7.64%, 2031	9/13/05	2,898,429	2,864,250
Preferred Term Securities XIX Ltd., CDO, FRN, 5.74%, 2035	9/8/05	7,800,000	7,800,000
Putnam Structured Product Funding, CDO, FRN, 5.77%, 2008	9/23/03	305,085	305,082
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016	9/20/06	5,930,000	6,005,963
Salomon Brothers Mortgage Securities, Inc., FRN, 7.0821%, 2032	1/7/05	3,748,179	3,586,740
Timberstar Trust, 5.668%, 2036	10/13/06	1,100,000	1,118,327
TPREF Funding III Ltd., CDO, 5.34% to 2008, FRN to 2033	4/18/06	4,934,550	4,953,906
Total Restricted Securities			$ 94,238,739	3.8%

Futures contracts outstanding at October 31, 2006:

				Unrealized
			Expiration	Appreciation/
Description	Contracts	Value	Date	(Depreciation)
U.S. Treasury Bond (Short)	894	$ 100,714,688	Dec-06	$ (1,651,442)
U.S. Treasury Note 5 year (Short)	30	3,166,875	Dec-06	(22,511)
U.S. Treasury Note 10 year (Long)	104	11,254,750	Dec-06	(74,739)
				$ (1,748,692)

Swap Agreements at 10/31/06

						Unrealized
	Notional			Cash Flows	Cash Flows	Appreciation
Expiration	Amount		Counterparty	to Receive	to Pay	(Depreciation)
Credit Default Swaps

3/20/11	USD	4,151,000	Merill Lynch International	(1)	0.68% (fixed rate)	$ (50,325)

3/20/11	USD	4,151,000	Merill Lynch International	(2)	0.43% (fixed rate)	$ 1,976

						$ (48,349)

(1) Fund to receive notional amount upon a defined credit default event by Auto Zone Inc., 5.875%, 10/15/12.

(2) Fund to receive notional amount upon a defined credit default event by The New York Times Co., 4.61%, 9/26/12.

At October 31, 2006, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

The following abbreviations are used in this report and are defined:

CDO   Collaterlaized Debt Obligation

FRN    Floating Rate Note.  Interest rate resets periodically and may not be the rate reported at period end.

REIT   Real Estate Investment Trust

TIPS   Treasury Inflation Protected Security

See Notes to Financial Statements

MFS Research Bond Fund and

MFS Intermediate Investment Grade Bond Fund

Notes to Pro Forma Combined Financial Statements

October 31, 2006

(Unaudited)

(1) Description of the Fund

The MFS Research Bond Fund, (Acquiring Fund) a series of MFS Series Trust IX (the trust), is organized as a Massachusetts business Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment company.

The Acquiring Fund consists of 14 classes of shares: Classes A, B, C, I, W, R, R1, R2, R3, R4, R5, 529A, 529B, and 529C.  All shareholders bear the common expenses of the acquiring fund based on the value of settled shares outstanding of each class, without distinction between share classes.  Dividends are declared separately for each class.  Differences in per share dividend rates are generally due to differences in separate class expenses.

(2) Basis for the Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of MFS Intermediate Investment Grade Bond Fund (Target Fund) into the Acquiring Fund, (Acquiring Fund and Target Fund combined are referred to herein after as the fund), as if such reorganization had taken place as of October 31, 2006 at the respective net asset value on that date, the semi annual period of the Acquiring Fund.  The pro forma combined Statement of Operations assumes that the reorganization had occurred on the first day of the twelve-month period ended October 31, 2006.  The Acquiring Fund will be the accounting survivor, based upon an analysis of factors including surviving fund portfolio manager, investment objectives and policies, expense ratio structures and portfolio composition and size.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Target Fund included in their respective semi-annual reports dated October 31, 2006.

(3) Portfolio Valuation

Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.  Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded.  Swaps are generally valued at a broker-dealer bid quotation.  Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation.  The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

(4) Shares of Beneficial Interest

The pro forma combined shares of beneficial interest outstanding represent those shares that would have been outstanding on October 31, 2006, had the acquisition taken place on October 31, 2006.  In exchange for the net assets of the Target Fund each class of shares of the Acquiring Fund would have been issued based upon the per share net asset value as follows:

	Class A	Class B	Class C	Class I
Net assets – Target Fund	$78,111,373	$9,238,185	$4,883,519	$308,976,345
Shares – Acquiring Fund	7,795,546	920,138	486,406	30,835,963
Net asset value – Acquiring Fund	$10.02	$10.04	$10.04	$10.02

	Class R	Class R1	Class R2	Class R3
Net assets – Target Fund	$257,461	$62,252	$217,482	$646,300
Shares – Acquiring Fund	25,695	6,200	21,640	64,565
Net asset value – Acquiring Fund	$10.02	$10.04	$10.05	$10.01

	Class R4	Class R5
Net assets – Target Fund	$168,163	$53,056
Shares – Acquiring Fund	16,800	5,295
Net asset value – Acquiring Fund	$10.01	$10.02

(5) Tax Matters and Distributions

The fund’s policy is to comply with the provision of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments.  Accordingly, no provision for federal income or excise tax is provided.  Under the terms of the Agreement and Plan of Reorganization, the reorganization of the Acquiring Fund and the Target Fund should be treated as a tax-free business combination. The yearly utilization of any capital loss acquired by the Acquiring Fund is limited by the Internal Revenue Code.

MFS ®

INVESTMENT MANAGEMENT

VOTE TODAY BY MAIL,

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL-FREE [1-888-221-0697]

OR LOG ON TO WWW.PROXYWEB.COM

999 999 999 999 99	THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND

MFS INTERMEDIATE INVESTMENT	PROXY FOR A MEETING OF
GRADE BOND FUND	SHAREHOLDERS TO BE HELD ON THURSDAY, JUNE 7, 2007

The undersigned hereby appoints Mark N. Polebaum, Susan S. Newton, Tracy A. Atkinson, Christopher R. Bohane, Timothy M. Fagan, Susan A. Pereira and Brian E. Langenfeld, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of MFS Intermediate Investment Grade Bond Fund, on Thursday, June 7, 2007, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.   The Trustees recommend a vote for the proposal on the reverse side.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

DATE:

Shareholder sign here	(Sign in the Box)

NOTE: Please sign exactly as name appears on  this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.

PLEASE DO NOT USE FINE POINT PENS.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE “FOR” THE PROPOSAL LISTED BELOW

1.               Approval of the Agreement and Plan of Reorganization providing for the transfer of the assets of MFS Intermediate Investment Grade Bond Fund to MFS Research Bond Fund, in exchange solely for shares of beneficial interest in MFS Research Bond Fund and the assumption by MFS Research Bond Fund of the liabilities of MFS Intermediate Investment Grade Bond Fund, the distribution of the MFS Research Bond Fund shares to the shareholders of MFS Intermediate Investment Grade Bond Fund in liquidation of MFS Intermediate Investment Grade Bond Fund, and the termination of MFS Intermediate Investment Grade Bond Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

MFS SERIES TRUST IX

On behalf of MFS® Research Bond Fund

PART C

OTHER INFORMATION

Item 15.                                                  INDEMNIFICATION

The Trustees and officers of the Trust and the personnel of the Trust’s investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy.  The Trust and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Reference is hereby made to (a) Article V of the Trust’s Amended and Restated Declaration of Trust, dated as of December 16, 2004, incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed with the SEC via EDGAR on February 15, 2005 and (b) Section 9 of the Shareholder Servicing Agent Agreement between the Trust and Massachusetts Financial Service Center, Inc. , incorporated by reference to Registrant’s Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.

Item 16.                                                  EXHIBITS

1	(a)	Amended and Restated Declaration of Trust, dated December 16, 2004. (17)

	(b)	Amendment, dated February 1, 2005, to the Declaration of Trust to terminate MFS Emerging Opportunities Fund. (17)

(c)

Amendment, dated March 10, 2005, to the Declaration of Trust — Establishment and Designation of Class R Shares, Class R3 Shares, Class R4 Shares and Class R5 Shares for MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Limited Maturity Fund and MFS Research Bond Fund. (24)

(d)

Amendment, dated April 1, 2005, to the Declaration of Trust — Redesignation of Class R1 Shares as Class R Shares and of Class R2 Shares as Class R3 Shares for MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Limited Maturity Fund and MFS Research Bond Fund. (24)

	(e)	Amendment, dated February 22, 2006, to the Declaration of Trust — Redesignation of Class W Shares. (28)

2	(a)	Master Amended and Restated By-Laws, dated January 1, 2002, as revised June 23, 2004. (25)

	(b)	Appendix A, dated June 28, 2005 as revised, dated February 21, 2006, to the Master Amended and Restated By-Laws, dated January 1, 2002. (16)

3		Not applicable.

4		Plan of Reorganization; included as Exhibit A to MFS Research Bond Fund Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14; filed herewith.

5		Not applicable

6	(a)	Investment Advisory Agreement for the Trust, dated January 1, 2002. (15)

	(b)	Appendix A as revised September 30, 2003 to the Investment Advisory Agreement, dated January 1, 2002. (20)

	(c)	Appendix B as revised September 30, 2003 to the Investment Advisory Agreement, dated January 1, 2002. (20)

7	(a)	Distribution Agreement between the Trust and MFS Fund Distributors, Inc., dated January 1, 1995. (3)

(b)

Dealer Agreement between MFS Fund Distributors, Inc. (“MFD”) and a dealer as of September, 2004; The Mutual Fund Agreement between MFD and a trust institution effective May 2002; Mutual Fund Agreement; Supplement to Mutual Fund Agreement; Amended and Restated MFS Serviced Plan Supplement to Dealer or Mutual Fund Agreement; Notice of Amendment to Dealer or Mutual Fund Agreement effective March 2005; and Rule 22c-2 Supplement to Dealer Agreement or Mutual Fund Agreement. (6)

8	(a)	Master Retirement Plan for Non-Interested Person Trustees, as amended and restated February 17, 1999. (8)

	(b)	Amendment, to the Master Retirement Plan for Non-Interested Person Trustees, dated July 1, 2002. (1)

	(c)	Retirement Benefit Deferral Plan, dated July 1, 2002. (1)

9	(a)	Master Custodian Contract between Registrant and State Street Bank and Trust Company dated July 2, 2001. (13)

(b)

Exhibit A, dated July 26, 2006, to the Master Custodian Contract between Registrant and State Street Bank and Trust Company and JP Morgan Chase Bank, dated July 2, 2001 to include MFS Sector Rotational Fund. (29)

	(c)	Global Custody Agreement between Registrant and Chase Manhattan Bank, dated July 2, 2001. (13)

	(d)	Amendment, dated December 31, 2004, to the JP Morgan Chase Custodian Contract. (23)

	(e)	Amendment No. 2, dated May 2, 2003, to the Master Custodian Agreement with State Street Bank and Trust Company. (22)

	(f)	Revised Schedule A as of September 30, 2005, to Amendment No. 2, dated May 2, 2003, to the Master Custodian Agreement with State Street Bank and Trust Company dated July 2, 2001. (30)

	(g)	Amendment, dated December 28, 2004 to the Master Custodian Agreement with State Street Bank and Trust Company. (10)

10	(a)	Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, and Amended and Restated effective April 25, 2006. (28)

	(b)	Exhibit A, revised as of January 23, 2007, to the Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, amended to include R Shares to MFS Cash Reserve Fund. (31)

	(c)	Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 effective September 6, 1996, as amended and restated effective June 25, 2006. (29)

	(d)	Exhibit A as of July 26, 2006 to the Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 undated to include MFS Sector Rotational Fund. (29)

	(e)	Exhibit B to the Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, dated June 25, 2006. (29)

11		Opinion of Susan Newton, including consent, dated March 8, 2007; filed herewith.

12		Form of Opinion of Ropes & Gray LLP as to tax matters, including consent; to be filed by amendment.

13	(a)	Shareholder Servicing Agreement between Registrant and Massachusetts Financial Service Center dated December 2, 1985. (3)

	(b)	Amendment to Exhibit B of the Shareholder Servicing Agent Agreement, dated April 1, 2003 to amend fee schedule. (7)

	(c)	Amendment to Shareholder Servicing Agreements, dated February 22, 2005. (14)

	(d)	Master Administrative Services Agreement dated March 1, 1997, as amended and restated August 1, 2006. (27)

	(e)	Master 529 Administrative Services Agreement, dated August 1, 2002. (19)

	(f)	Addendum, dated October 16, 2002, to the Master 529 Administrative Services Agreement. (19)

	(g)	Exhibit A, as revised July 20, 2004, to the Master 529 Administrative Services Agreement. (12)

	(h)	Master Class R Plan Administration and Service Agreement, dated April 1, 2005. (9)

	(i)	Exhibit A, dated July 26, 2005, to the Master Class R Plan Administration and Service Agreement. (25)

14	(a)	Consent of Deloitte & Touche LLP on behalf of MFS Research Bond Fund and MFS Intermediate Investment Grade Bond Fund; filed herewith.

15		Not applicable.

16	(a)	Power of Attorney (Maria Dwyer and Tracy Atkinson), dated February 27, 2007; filed herewith.

	(b)	Power of Attorney (Trustees) dated February 27, 2007; filed herewith.

17	(a)	MFS Research Bond Fund’s Prospectus and Statement of Additional Information, dated September 1, 2006. (11)

	(b)	MFS Research Bond Fund’s unaudited Semi-Annual Report to Shareholders for the period ended October 30, 2006. (4)

	(c)	MFS Research Bond Fund Annual Report to Shareholders for the fiscal year ended April 30, 2006. (5)

	(d)	MFS Intermediate Investment Grade Bond Fund’s Prospectus and Statement of Additional Information, dated September 1, 2006. (11)

	(e)	MFS Intermediate Investment Grade Bond Fund’s unaudited Semi-Annual Report to Shareholders for the period ended October 30, 2006. (4)

	(f)	MFS Intermediate Investment Grade Bond Fund’s 2006 Annual Report to Shareholders for the fiscal year ended April 30, 2006. (5)

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 44 filed with the SEC via EDGAR on August 1, 2002.
(2)	Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.
(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.
(4)	Incorporated by reference to Registrant’s Form N-CSR filed with the SEC via EDGAR on January 5, 2007.
(5)	Incorporated by reference to Registrant’s Form N-CSR/A filed with the SEC via EDGAR on October 19, 2006.
(6)	Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on December 28, 2006.

(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 48 filed with the SEC via EDGAR on June 27, 2003.
(8)	Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on February 26, 1999.
(9)	Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 37 filed with the SEC via EDGAR on March 31, 2005.
(10)	Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 22 filed with the SEC via EDGAR on January 28, 2005.
(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 63 filed with the SEC via EDGAR on August 25, 2006.
(12)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 50 filed with the SEC via EDGAR on July 9, 2004.
(13)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.
(14)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 55 filed with the SEC via EDGAR on March 14, 2005.
(15	Incorporated by reference to Registrant’s Post-Effective Amendment No. 43 filed with the SEC via EDGAR on July 30, 2002.
(16)	Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 48 filed with the SEC via EDGAR on February 24, 2006.
(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed with the SEC via EDGAR on February 15, 2005.
(18)	Incorporated by reference to MFS Series Trust I (file Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.
(19)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 43 filed with the SEC via EDGAR on November 27, 2002.
(20)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 53 filed with the SEC via EDGAR on November 1, 2004.
(21)	Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on May 31, 2006.
(22)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.
(23)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 60 filed with the SEC via EDGAR on August 26, 2005.
(24)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 58 filed with the SEC via EDGAR on March 31, 2005.
(25)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 57 filed with the SEC via EDGAR on September 28, 2005.
(26)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 61 filed with the SEC via EDGAR on February 28, 2006.
(27)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 62 filed with the SEC via EDGAR on September 29, 2006.
(28)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 62 filed with the SEC via EDGAR on April 27, 2006.
(29)	Incorporated by reference to MFS Series Trust XII (File Nos. 333-126328 and 811-21780) Post-Effective Amendment No. 2 filed with the SEC via EDGAR on August 25, 2006.
(30)	Incorporated by reference to MFS Series Trust XIII (File Nos. 2-74959 and 811-3327) Post-Effective Amendment No. 35 filed with the SEC via EDGAR on May 17, 2006.
(31)	Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 52 filed with the SEC via EDGAR on January 29, 2007.

Item 17.                 UNDERTAKINGS

(a)           The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b)           The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c)           The Registrant agrees to file an executed copy of an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Amended and Restated Declaration of Trust, as amended, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 8th day of March 2007.

MFS® SERIES TRUST IX

By:	MARIA F. DWYER*
Name: Maria F. Dwyer
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on March 8, 2007.

SIGNATURE	TITLE

MARIA F. DWYER*	President (Principal Executive Officer)
Maria F. Dwyer

TRACY A. ATKINSON*	Principal Financial and Accounting Officer
Tracy A. Atkinson

ROBERT E. BUTLER*	Trustee
Robert E. Butler

LAWRENCE H. COHN*	Trustee
Lawrence H. Cohn

DAVID H. GUNNING*	Trustee
David H. Gunning

WILLIAM R. GUTOW*	Trustee
William R. Gutow

MICHAEL HEGARTY*	Trustee
Michael Hegarty

J. ATWOOD IVES*	Trustee
J. Atwood Ives

ROBERT J. MANNING*	Trustee
Robert J. Manning

LAWRENCE T. PERERA*	Trustee
Lawrence T. Perera

ROBERT C. POZEN*	Trustee
Robert C. Pozen

J. DALE SHERRATT*	Trustee
J. Dale Sherratt

LAURIE J. THOMSEN*	Trustee
Laurie J. Thomsen

ROBERT W. UEK*	Trustee
Robert W. Uek

*By:	SUSAN S. NEWTON
Name: Susan S. Newton
as Attorney-in-fact

Executed by Susan S. Newton on behalf of those indicated pursuant to (i) a Power of Attorney, dated February 27, 2007 (Atkinson and Dwyer); filed herewith and (ii) a Power of Attorney, dated February 27, 2007 (Trustees); filed herewith.

INDEX TO EXHIBITS

EXHIBIT NO.		DESCRIPTION OF EXHIBIT

4		Form of Plan of Reorganization; included as Exhibit A to MFS Research Bond Fund Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14.

11		Opinion of Susan Newton, including consent, dated March 8, 2007.

14		Consent of Deloitte & Touche LLP.

16	(a)	Power of Attorney (Dwyer and Atkinson)

	(b)	Power of Attorney (Trustees)